UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-06502

Name of Fund:   BlackRock MuniYield Investment Fund (MYF)

Fund Address:    100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock MuniYield

Investment Fund, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 07/31/2020

Date of reporting period: 07/31/2020

Item 1 – Report to Stockholders

JULY 31, 2020

2020 Annual Report

BlackRock MuniYield Arizona Fund, Inc. (MZA)

BlackRock MuniYield California Fund, Inc. (MYC)

BlackRock MuniYield Investment Fund (MYF)

BlackRock MuniYield New Jersey Fund, Inc. (MYJ)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from BlackRock or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts directly with BlackRock, you can call Computershare at (800) 699-1236 to request that you continue receiving paper copies of your shareholder reports. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds advised by BlackRock Advisors, LLC or its affiliates, or all funds held with your financial intermediary, as applicable.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by contacting your financial intermediary, if you hold accounts through a financial intermediary. Please note that not all financial intermediaries may offer this service.

Not FDIC Insured • May Lose Value • No Bank Guarantee

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

	Total Fiscal Year to Date Cumulative Distributions by Character					Percentage of Fiscal Year to Date Cumulative Distributions by Character
	Net Investment Income	Net Realized Capital Gains Short Term	Net Realized Capital Gains Long Term	Return of Capital (a)	Total Per Common Share	Net Investment Income	Net Realized Capital Gains Short Term	Net Realized Capital Gains Long Term	Return of Capital	Total Per Common Share
MYC	$0.516240	$0.020959	$0.043550	$—	$0.580749	89%	4%	7%	0%	100%
MYF	0.642931	—	—	0.030960	0.673891	95	0	0	5	100

(a)

The Fund estimates that it has distributed more than its net investment income and net realized capital gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Fund is returned to the shareholder. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.” When distributions exceed total return performance, the difference will reduce the Fund’s net asset value per share.

Section 19(a) notices for the Funds, as applicable, are available on the BlackRock website at blackrock.com.

2	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

The Markets in Review

Dear Shareholder,

The last 12 months have been a time of sudden change in global financial markets, as a long period of growth and positive returns was interrupted in early 2020 by the emergence and spread of the coronavirus. For the first half of the reporting period, U.S. equities and bonds both delivered impressive returns, despite fears and doubts about the economy that were ultimately laid to rest with unprecedented monetary stimulus and a sluggish yet resolute performance from the U.S. economy. But as the threat from the coronavirus (or “COVID-19”) became more apparent throughout February and March 2020, countries around the world took economically disruptive countermeasures, causing a global recession and a sharp fall in equity prices. While markets have since recovered most of these losses as countries around the world adapt to life with the virus, lingering uncertainty about the depth and duration of the pandemic and an uptick in global infection rates tempered optimism late in the reporting period.

Returns for most securities were robust for the first half of the reporting period, as investors began to realize that the U.S. economy was maintaining the modest yet steady growth that had characterized this economic cycle. However, once stay-at-home orders and closures of non-essential businesses became widespread, many workers were laid off and unemployment claims spiked. The subsequent rapid decline in equity prices was followed by a slow recovery, and some economic indicators began to improve. U.S. large-capitalization stocks, which are often considered more resilient than smaller companies during market turbulence, advanced significantly. International equities from developed economies ended the 12-month reporting period with negative performance, while emerging market stocks posted a positive return.

The performance of different types of fixed-income securities diverged substantially due to a reduced investor appetite for risk. Treasuries benefited from the risk-off environment, and posted healthy returns, as the 10-year U.S. Treasury yield (which is inversely related to bond prices) fell to an all-time low. Investment-grade corporate bonds also delivered solid returns, while high-yield corporate returns were more modest due to credit concerns.

The U.S. Federal Reserve (the “Fed”) reduced interest rates three times in 2019, to support slowing economic growth. After the coronavirus outbreak, the Fed instituted two emergency rate cuts, pushing short-term interest rates close to zero. To stabilize credit markets, the Fed also implemented a new bond-buying program, as did several other central banks around the world, including the European Central Bank and the Bank of Japan.

Looking ahead, while coronavirus-related disruptions have clearly hindered worldwide economic growth, we believe that the global expansion is likely to continue once the outbreak subsides. Several risks remain, however, including a potential resurgence of the coronavirus amid loosened restrictions, policy fatigue among governments already deep into deficit spending, and structural damage to the financial system from lengthy economic interruptions.

Overall, we favor a moderately positive stance toward risk, and in particular toward credit given the extraordinary central bank measures taken in recent months. This support extends beyond investment-grade corporates and into high-yield, leading to attractive opportunities throughout the credit market. We believe that both U.S. Treasuries and sustainable investments can help provide portfolio resilience, and the disruption created by the coronavirus appears to be accelerating the shift toward sustainable investments. We remain neutral on equities overall while favoring European stocks, which are poised for cyclical upside as re-openings continue.

In this environment, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of July 31, 2020
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	2.42%	11.96%
U.S. small cap equities (Russell 2000® Index)	(7.61)	(4.59)
International equities (MSCI Europe, Australasia, Far East Index)	(7.34)	(1.67)
Emerging market equities (MSCI Emerging Markets Index)	3.08	6.55
3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.48	1.46
U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	9.92	15.55
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	5.69	10.12
Tax-exempt municipal bonds (S&P Municipal Bond Index)	1.75	4.89
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	0.62	4.07
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

3	THIS PAGE IS NOT PART OF YOUR FUND REPORT

4

Municipal Market Overview  For the Reporting Period Ended July 31, 2020

Municipal Market Conditions

Municipal bonds posted positive total returns during the period amid increased volatility created by the COVID-19 pandemic. Early in the period, consistently strong performance was driven by a favorable technical backdrop. However, as the economy shut down to stem the spread of COVID-19, the municipal market experienced volatility that was worse than during the height of the global financial crisis. Performance plummeted -10.87% during a two-week period in March 2020, before rebounding on valuation-based buying (For comparison, the -11.86% correction in 2008 spanned more than a month). As federal authorities stepped in to provide stimulus, passing the CARES Act and creating the Municipal Lending Facility, the market stabilized. Strong performance returned late in the period alongside the re-opening of the economy.

Similarly, strong technical support during most of the period temporarily waned as COVID-19 fears spurred risk-off sentiment and a streak of 60-consecutive weeks of inflows turned to record outflows. During the 12 months ended July 31, 2020, municipal bond funds experienced net inflows totaling $39 billion, drawn down by nearly $46 billion in outflows during the months of March and April (based on data from the Investment Company Institute). For the same 12-month period, new issuance was robust at $449 billion but slowed during the height of the pandemic as market liquidity became constrained amid

S&P Municipal Bond Index Total Returns as of July 31, 2020 6 months: 1.75% 12 months: 4.89%

the flight to quality. Taxable issuance was elevated as issuers increasingly advance refunded tax-exempt debt in the taxable municipal market for cost savings.

A Closer Look at Yields

From July 31, 2019 to July 31, 2020, yields on AAA-rated 30-year municipal bonds decreased by 87 basis points (“bps”) from 2.24% to 1.37%, while ten-year rates decreased by 87 bps from 1.52% to 0.65% and five-year rates decreased by 88 bps from 1.11% to 0.23% (as measured by Thomson Municipal Market Data). As a result, the municipal yield curve bull steepened over the 12-month period with the spread between two- and 30-year maturities steepening by 7 bps, lagging the 45 bps of steepening experienced in the U.S. Treasury curve.

During the same period, tax-exempt municipal bonds significantly underperformed U.S. Treasuries across the yield curve. Relative valuations, which had been stretched since the passage of tax reform, reset to attractive levels not seen since 2008. This resulted in increased participation from crossover investors in a market that has mainly been driven by retail.

Financial Conditions of Municipal Issuers

The COVID-19 pandemic is an unprecedented shock to the system impacting nearly every sector in the municipal market. Luckily, most states and municipalities were in excellent fiscal health before the crisis and the federal government has provided an incredible amount of support. BlackRock expects ongoing stability in high-quality states as well as school districts and local governments given that property taxes have proven resilient in past economic downturns. Essential public services such as power, water, and sewer are protected segments. State housing authority bonds, flagship universities, and strong national and regional health systems are well positioned to absorb the impact of the economic shock. However, some segments are facing daunting financial challenges and federal support may be insufficient, requiring issuers to draw down reserves and/or borrow to meet financial obligations. Critical providers (safety net hospitals, mass transit, airports) with limited resources will require funding from the states and broader municipalities they serve. BlackRock anticipates that a small subset of the market, mainly non-rated stand-alone projects, will experience significant credit deterioration. Assuming the worst case, a prolonged recession would likely mean a spate of defaults, primarily in non-rated credits, and the migration of the muni market’s overall credit quality from double-A to a still-strong single-A rating. As a result, BlackRock advocates careful credit selection and anticipates increased credit dispersion as the market navigates near-term uncertainty.

The opinions expressed are those of BlackRock as of July 31, 2020 and are subject to change at any time due to changes in market or economic conditions. The comments should not be construed as a recommendation of any individual holdings or market sectors. Investing involves risk including loss of principal. Bond values fluctuate in price so the value of your investment can go down depending on market conditions. Fixed income risks include interest-rate and credit risk. Typically, when interest rates rise, there is a corresponding decline in bond values. Credit risk refers to the possibility that the bond issuer will not be able to make principal and interest payments. There may be less information on the financial condition of municipal issuers than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. Some investors may be subject to Alternative Minimum Tax (“AMT”). Capital gains distributions, if any, are taxable.

The S&P Municipal Bond Index, a broad, market value-weighted index, seeks to measure the performance of the U.S. municipal bond market. All bonds in the index are exempt from U.S. federal income taxes or subject to the AMT. Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. It is not possible to invest directly in an index.

MUNICIPAL MARKET OVERVIEW	5

The Benefits and Risks of Leveraging

The Funds may utilize leverage to seek to enhance the distribution rate on, and net asset value (“NAV”) of, their common shares (“Common Shares”). However, there is no guarantee that these objectives can be achieved in all interest rate environments.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by a Fund on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of each Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, each Fund’s shareholders benefit from the incremental net income. The interest earned on securities purchased with the proceeds from leverage (after paying the leverage costs) is paid to shareholders in the form of dividends, and the value of these portfolio holdings (less the leverage liability) is reflected in the per share NAV.

To illustrate these concepts, assume a Fund’s Common Shares capitalization is $100 million and it utilizes leverage for an additional $30 million, creating a total value of $130 million available for investment in longer-term income securities. If prevailing short-term interest rates are 3% and longer-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, a Fund’s financing costs on the $30 million of proceeds obtained from leverage are based on the lower short-term interest rates. At the same time, the securities purchased by a Fund with the proceeds from leverage earn income based on longer-term interest rates. In this case, a Fund’s financing cost of leverage is significantly lower than the income earned on a Fund’s longer-term investments acquired from such leverage proceeds, and therefore the holders of Common Shares (“Common Shareholders”) are the beneficiaries of the incremental net income.

However, in order to benefit Common Shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other costs of leverage exceed each Fund’s return on assets purchased with leverage proceeds, income to shareholders is lower than if the Fund had not used leverage. Furthermore, the value of the Funds’ portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the value of each Fund’s obligations under its respective leverage arrangement generally does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Funds’ NAVs positively or negatively. Changes in the future direction of interest rates are very difficult to predict accurately, and there is no assurance that each Fund’s intended leveraging strategy will be successful.

The use of leverage also generally causes greater changes in each Fund’s NAV, market price and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV and market price of a Fund’s Common Shares than if the Fund were not leveraged. In addition, each Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Fund to incur losses. The use of leverage may limit a Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Fund incurs expenses in connection with the use of leverage, all of which are borne by Common Shareholders and may reduce income to the Common Shares. Moreover, to the extent the calculation of each Fund’s investment advisory fees includes assets purchased with the proceeds of leverage, the investment advisory fees payable to the Funds’ investment adviser will be higher than if the Funds did not use leverage.

To obtain leverage, each Fund has issued Variable Rate Demand Preferred Shares (“VRDP Shares” or “Preferred Shares”) and/or leveraged its assets through the use of tender option bond trusts (“TOB Trusts”) as described in the Notes to Financial Statements.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), each Fund is permitted to issue debt up to 33 1/3% of its total managed assets or equity securities (e.g., Preferred Shares) up to 50% of its total managed assets. A Fund may voluntarily elect to limit its leverage to less than the maximum amount permitted under the 1940 Act. In addition, a Fund may also be subject to certain asset coverage, leverage or portfolio composition requirements imposed by the Preferred Shares’ governing instruments or by agencies rating the Preferred Shares, which may be more stringent than those imposed by the 1940 Act.

If a Fund segregates or designates on its books and records cash or liquid assets having a value not less than the value of a Fund’s obligations under the TOB Trust (including accrued interest), then the TOB Trust is not considered a senior security and is not subject to the foregoing limitations and requirements imposed by the 1940 Act.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Funds’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

6	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of July 31, 2020	BlackRock MuniYield Arizona Fund, Inc.

Fund Overview

BlackRock MuniYield Arizona Fund, Inc.’s (MZA) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from U.S. federal and Arizona income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal obligations exempt from U.S. federal income taxes (except that the interest may be subject to the federal alternative minimum tax) and Arizona income taxes. Under normal market conditions, the Fund expects to invest at least 75% of its assets in municipal obligations that are investment grade quality, or are considered by the Fund’s investment adviser to be of comparable quality, at the time of investment. The Fund may invest directly in securities or synthetically through the use of derivatives.

On June 16, 2020, the Board of Directors of MZA and the Board of Directors of BlackRock MuniYield Quality Fund, Inc. (MQY) each approved the reorganization of MZA into MQY. Subject to approvals by each Fund’s shareholders and the satisfaction of customary closing conditions, the reorganization is expected to occur during the first quarter of 2021.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information

Symbol on New York Stock Exchange (“NYSE”)	MZA
Initial Offering Date	October 29, 1993
Yield on Closing Market Price as of July 31, 2020 ($14.34)(a)	4.27%
Tax Equivalent Yield(b)	7.81%
Current Monthly Distribution per Common Share(c)	$0.0510
Current Annualized Distribution per Common Share(c)	$0.6120
Leverage as of July 31, 2020(d)	37%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal and state tax rate of 45.30%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change.
(d)

Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOB Trusts, minus the sum of accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments on page 6.

Performance

Returns for the 12 months ended July 31, 2020 were as follows:

	Returns Based On
	Market Price	NAV
MZA(a)(b)	6.29%	4.70%
Lipper Other States Municipal Debt Funds(c)	5.42	4.82

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Fund’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is no guarantee of future results.

The following discussion relates to the Fund’s absolute performance based on NAV:

Municipal bonds performed well from the beginning of the reporting period until February 2020 due to accommodative Fed policy and favorable supply-and-demand trends in the market. This supportive backdrop changed abruptly in March once the spread of COVID-19 led to travel restrictions, business closures and stay-at-home orders, leading to significant, broad-based weakness across the financial markets. Tax-exempt issues were hard hit in the sell-off, as investors withdrew cash from municipal bond funds and low market liquidity inhibited efficient pricing. Municipal bonds recovered in the April-July interval due to aggressive stimulus from the Fed and U.S. Congress, allowing the category to finish in positive territory for the full period.

Arizona municipal bonds trailed the national market, largely as a result of the state’s above-average weighting in securities rated below investment grade. Lower-rated securities underperformed amid the concerns about the effects of COVID-19.

Arizona’s demographic trends have been mostly favorable over the past several years as a result of the low cost of living in the state. Net migration trends have remained positive for the state and its subdivisions, with Maricopa County among the highest in-migration totals nationally. However, the population gains have been offset somewhat by lower labor-force participation resulting from the state’s status as a retirement destination. In addition, income levels remained below average, and unemployment rose in the wake of pandemic-induced recession. Arizona appears to be a strong position to weather a period of slower growth as recent budget surpluses have allowed the state to bolster its reserves by assigning over $1 billion to its “rainy day” fund.

FUND SUMMARY	7

Fund Summary as of July 31, 2020 (continued)	BlackRock MuniYield Arizona Fund, Inc.

The Fund’s use of leverage contributed to performance by enhancing income and amplifying the effect of rising prices. Holdings in bonds on the longer end of the yield curve (ten years and above) were positive, as this area experienced the strongest price appreciation. An allocation to higher-quality securities, which held up relatively well in the sell-off, further boosted performance. The Fund gained an additional benefit from its holdings in Puerto Rico Sales Tax securities.

The Fund sought to manage interest rate risk using U.S. Treasury futures. Since U.S. Treasury yields fell, as prices rose, this strategy detracted from performance. The Fund’s overweight positions in the education and health care sectors also detracted, as did security selection in education. Holdings in lower-rated issues further weighed on results.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Market Price and Net Asset Value Per Share Summary

	07/31/20	07/31/19	Change	High	Low
Market Price	$14.34	$14.03	2.21%	$14.90	$9.64
Net Asset Value	14.86	14.76	0.68	15.45	12.28

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Total Investments *

SECTOR ALLOCATION

Sector	07/31/20		07/31/19
Education	29%		28%
Utilities	29		27
Health	14		17
County/City/Special District/School District	13		11
Corporate	10		10
State	3		4
Transportation	2		3
Tobacco	—	(a)	—

(a)	Represents less than 1% of the Fund’s total investments.

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

CALL/MATURITY SCHEDULE (c)

Calendar Year Ended December 31,
2020	4%
2021	8
2022	8
2023	8
2024	7

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
*	Excludes short-term securities.

CREDIT QUALITY ALLOCATION (b)

Credit Rating	07/31/20	07/31/19
AA/Aa	56%	54%
A	26	24
BBB/Baa	4	6
BB/Ba	8	8
CC	1	—
C	—	1
N/R	5	7

(b)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service (“Moody’s”) if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

8	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of July 31, 2020	BlackRock MuniYield California Fund, Inc.

Fund Overview

BlackRock MuniYield California Fund, Inc.’s (MYC) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from U.S. federal and California income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal obligations exempt from U.S. federal income taxes (except that the interest may be subject to the federal alternative minimum tax) and California income taxes. Under normal market conditions, the Fund invests primarily in long-term municipal obligations that are investment grade quality, or are considered by the Fund’s investment adviser to be of comparable quality, at the time of investment. The Fund may invest up to 20% of its total assets in securities that are rated below investment grade, or are considered by the Fund’s investment adviser to be of comparable quality, at the time of purchase. The Fund may invest directly in securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information

Symbol on NYSE	MYC
Initial Offering Date	February 28, 1992
Yield on Closing Market Price as of July 31, 2020 ($14.46)(a)	3.57%
Tax Equivalent Yield(b)	7.78%
Current Monthly Distribution per Common Share(c)	$0.0430
Current Annualized Distribution per Common Share(c)	$0.5160
Leverage as of July 31, 2020(d)	38%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal and state tax rate of 54.10%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change.
(d)

Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOB Trusts, minus the sum of accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments on page 6.

Performance

Returns for the 12 months ended July 31, 2020 were as follows:

	Returns Based On
	Market Price	NAV
MYC(a)(b)	6.78%	8.33%
Lipper California Municipal Debt Funds(c)	4.19	6.17

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Fund’s discount to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is no guarantee of future results.

The following discussion relates to the Fund’s absolute performance based on NAV:

Municipal bonds performed well from the beginning of the reporting period until February 2020 due to accommodative Fed policy and favorable supply-and-demand trends in the market. This supportive backdrop changed abruptly in March once the spread of COVID-19 led to travel restrictions, business closures and stay-at-home orders, leading to significant, broad-based weakness across the financial markets. Tax-exempt issues were hard hit in the sell-off, as investors withdrew cash from municipal bond funds and low market liquidity inhibited efficient pricing. Municipal bonds recovered in the April-July interval due to aggressive stimulus from the Fed and U.S. Congress, allowing the category to finish in positive territory for the full period.

California municipal bonds outperformed the national market due to strong demand from both retail and institutional investors. The high tax regime for state residents, together with the anticipation of potential higher taxes nationally to finance growing deficits, helped make California municipal bonds an attractive investment vehicle. Despite concerns about COVID-19, California’s diverse economic base gave investors confidence that the state’s debt service remained safely covered.

The Fund benefited from its position in longer-duration securities. (Duration is a measure of interest-rate sensitivity.) At the sector level, positions in transportation, state and local tax-backed issues, and education made the largest contributions. The Fund’s use of leverage also contributed to performance by enhancing income and amplifying the effect of rising prices.

The Fund sought to manage interest rate risk using U.S. Treasury futures. Given that U.S. Treasury yields fell, as prices rose, this strategy detracted from performance.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

FUND SUMMARY	9

Fund Summary as of July 31, 2020 (continued)	BlackRock MuniYield California Fund, Inc.

Market Price and Net Asset Value Per Share Summary

	07/31/20	07/31/19	Change	High	Low
Market Price	$14.46	$14.11	2.48%	$15.09	$10.00
Net Asset Value	16.24	15.62	3.97	16.45	13.09

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Total Investments *

SECTOR ALLOCATION

Sector	07/31/20	07/31/19
County/City/Special District/School District	26%	36%
Education	19	20
State	18	8
Transportation	17	12
Utilities	10	6
Health	6	14
Tobacco	3	3
Housing	1	1

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

CALL/MATURITY SCHEDULE (d)

Calendar Year Ended December 31,
2020	1%
2021	4
2022	3
2023	3
2024	9

(d)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
*	Excludes short-term securities.

CREDIT QUALITY ALLOCATION (a)

Credit Rating	07/31/20		07/31/19
AAA/Aaa	4%		7%
AA/Aa	70		72
A	15		12
BBB/Baa	1		1
BB/Ba	—	(b)	1
B/B	1		—
CC	1		—
C	—		1
N/R(c)	8		6

(a)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(b)	Represents less than 1% of the Fund’s total investments.
(c)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of July 31, 2020 and July 31, 2019, the market value of unrated securities deemed by the investment adviser to be investment grade each represents less than 1% of the Fund’s total investments.

10	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of July 31, 2020	BlackRock MuniYield Investment Fund

Fund Overview

BlackRock MuniYield Investment Fund’s (MYF) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from U.S. federal income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal obligations exempt from U.S. federal income taxes (except that the interest may be subject to the federal alternative minimum tax). Under normal market conditions, the Fund primarily invests in municipal bonds that are investment grade quality, or are considered by the Fund’s investment adviser to be of comparable quality, at the time of investment. The Fund may invest up to 20% of its total assets in securities that are rated below investment grade, or are considered by the Fund’s investment adviser to be of comparable quality, at the time of purchase. The Fund may invest directly in securities or synthetically through the use of derivatives.

On June 16, 2020, the Board of Directors of MYF and the Board of Directors of BlackRock MuniYield Quality Fund, Inc. (MQY) each approved the reorganization of MYF into MQY. Subject to approvals by each Fund’s shareholders and the satisfaction of customary closing conditions, the reorganization is expected to occur during the first quarter of 2021.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information

Symbol on NYSE	MYF
Initial Offering Date	February 28, 1992
Yield on Closing Market Price as of July 31, 2020 ($13.79)(a)	4.87%
Tax Equivalent Yield(b)	8.23%
Current Monthly Distribution per Common Share(c)	$0.0560
Current Annualized Distribution per Common Share(c)	$0.6720
Leverage as of July 31, 2020(d)	37%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 40.80%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.
(d)

Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOB Trusts, minus the sum of accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments on page 6.

Performance

Returns for the 12 months ended July 31, 2020 were as follows:

	Returns Based On
	Market Price	NAV
MYF(a)(b)	(0.11)%	5.25%
Lipper General & Insured Municipal Debt Funds (Leveraged)(c)	3.68	4.99

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Fund moved from neither a premium nor discount to NAV to a discount during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is no guarantee of future results.

The following discussion relates to the Fund’s absolute performance based on NAV:

Municipal bonds performed well from the beginning of the reporting period until February 2020 due to accommodative Fed policy and favorable supply-and-demand trends in the market. This supportive backdrop changed abruptly in March once the spread of COVID-19 led to travel restrictions, business closures and stay-at-home orders, leading to significant, broad-based weakness across the financial markets. Tax-exempt issues were hard hit in the sell-off, as investors withdrew cash from municipal bond funds and low market liquidity inhibited efficient pricing. Municipal bonds recovered in the April-July interval due to aggressive stimulus from the Fed and U.S. Congress, allowing the category to finish in positive territory for the full period.

In this environment, positions in sectors and securities that experienced the smallest impact from COVID-19 — including water/sewer, public power, and housing — were generally the leading contributors. Similarly, positions in higher-quality securities generally performed well due to their relative strength in the March sell-off.

Allocations to the health care and transportation sectors, while benefiting returns on an absolute basis, underperformed somewhat due to their higher sensitivity to the effects of the coronavirus pandemic. The Fund sought to manage interest rate risk using U.S. Treasury futures. Since U.S. Treasury yields fell, as prices rose, this strategy detracted from performance. Certain individual holdings in sectors most affected by COVID-19, such as transportation and higher education, also dampened results.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

FUND SUMMARY	11

Fund Summary as of July 31, 2020 (continued)	BlackRock MuniYield Investment Fund

Market Price and Net Asset Value Per Share Summary

	07/31/20	07/31/19	Change	High	Low
Market Price	$13.79	$14.49	(4.83)%	$15.40	$9.36
Net Asset Value	14.53	14.49	0.28	15.17	11.96

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Total Investments *

SECTOR ALLOCATION

Sector	07/31/20		07/31/19
Transportation	27%		25%
County/City/Special District/School District	17		19
Health	15		20
Housing	11		9
Utilities	10		10
State	8		6
Tobacco	5		5
Education	5		3
Corporate	2		3
Industrial Conglomerates	—	(a)	—

(a)	Represents less than 1% of the Fund’s total investments.

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

CALL/MATURITY SCHEDULE (d)

Calendar Year Ended December 31,
2020	3%
2021	14
2022	4
2023	12
2024	4

(d)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
*	Excludes short-term securities.

CREDIT QUALITY ALLOCATION (b)

Credit Rating	07/31/20	07/31/19
AAA/Aaa	4%	4%
AA/Aa	37	42
A	24	24
BBB/Baa	11	13
BB/Ba	5	2
B/B	2	4
C	—	1
N/R(c)	17	10

(b)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(c)

The investment adviser evaluates the credit quality of not-rated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of July 31, 2020, and July 31, 2019, the market value of unrated securities deemed by the investment adviser to be investment grade represents 3% and less than 1%, respectively, of the Fund’s total investments.

12	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of July 31, 2020	BlackRock MuniYield New Jersey Fund, Inc.

Fund Overview

BlackRock MuniYield New Jersey Fund, Inc.’s (MYJ) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from U.S. federal income taxes and New Jersey personal income tax as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal obligations exempt from U.S. federal income taxes (except that the interest may subject to the federal alternative minimum tax) and New Jersey personal income taxes. Under normal market conditions, the Fund invests primarily in long-term municipal obligations that are investment grade quality, or are considered by the Fund’s investment adviser to be of comparable quality, at the time of investment. The Fund may invest up to 20% of its total assets in securities that are rated below investment grade, or are considered by the Fund’s investment adviser to be of comparable quality, at the time of purchase. The Fund may invest directly in securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information

Symbol on NYSE	MYJ
Initial Offering Date	May 1, 1992
Yield on Closing Market Price as of July 31, 2020 ($14.28)(a)	5.08%
Tax Equivalent Yield(b)	10.49%
Current Monthly Distribution per Common Share(c)	$0.0605
Current Annualized Distribution per Common Share(c)	$0.7260
Leverage as of July 31, 2020(d)	39%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal and state tax rate of 51.55%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change.
(d)

Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOB Trusts, minus the sum of accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments on page 6.

Performance

Returns for the 12 months ended July 31, 2020 were as follows:

	Returns Based On
	Market Price	NAV
MYJ(a)(b)	(0.50)%	3.83%
Lipper New Jersey Municipal Debt Funds(c)	0.66	3.52

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Fund’s discount to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is no guarantee of future results.

The following discussion relates to the Fund’s absolute performance based on NAV:

Municipal bonds performed well from the beginning of the reporting period until February 2020 due to accommodative Fed policy and favorable supply-and-demand trends in the market. This supportive backdrop changed abruptly in March once the spread of COVID-19 led to travel restrictions, business closures and stay-at-home orders, leading to significant, broad-based weakness across the financial markets. Tax-exempt issues were hard hit in the sell-off, as investors withdrew cash from municipal bond funds and low market liquidity inhibited efficient pricing. Municipal bonds recovered in the April-July interval due to aggressive stimulus from the Fed and U.S. Congress, allowing the category to finish in positive territory for the full period.

New Jersey underperformed the national market. COVID-19 was expected to have particularly negative impacts on the state’s budget due to increased expenses related to the coronavirus and decreasing revenues from sales and income taxes.

The Fund’s position in the state tax-backed state sector was a key contributor to performance, partially as a result of a position in Puerto Rico sales tax bonds. Holdings in local tax-backed issues also contributed to results, primarily due to positions in zero coupon bonds. The Fund’s position in bonds with maturities of 20 years and above was an additional contributor. Both long-term bonds and zero-coupon securities benefited from their higher interest rate sensitivity given that yields fell significantly. (Prices rise as yields fall.) The Fund’s use of leverage, which enhanced income and amplified the effect of rising prices, was an additional contributor.

The Fund sought to manage interest rate risk using U.S. Treasury futures. Since U.S. Treasury yields fell, as prices rose, this strategy detracted from performance. Reinvestment risk continued to be a headwind since the proceeds from bonds that matured or were called needed to be reinvested at lower yields compared to bonds that were issued when yields were higher.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

FUND SUMMARY	13

Fund Summary as of July 31, 2020 (continued)	BlackRock MuniYield New Jersey Fund, Inc.

Market Price and Net Asset Value Per Share Summary

	07/31/20	07/31/19	Change	High	Low
Market Price	$14.28	$15.08	(5.31)%	$15.85	$10.37
Net Asset Value	15.89	16.08	(1.18)	16.63	13.46

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Total Investments *

SECTOR ALLOCATION

Sector	07/31/20	07/31/19
Transportation	35%	36%
County/City/Special District/School District	18	18
Education	17	17
State	9	9
Health	6	6
Corporate	5	7
Tobacco	4	3
Utilities	4	2
Housing	2	2

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

CALL/MATURITY SCHEDULE (c)

Calendar Year Ended December 31,
2020	3%
2021	17
2022	9
2023	7
2024	17

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
*	Excludes short-term securities.

CREDIT QUALITY ALLOCATION (a)

Credit Rating	07/31/20	07/31/19
AAA/Aaa	6%	7%
AA/Aa	30	28
A	18	22
BBB/Baa	31	31
BB/Ba	8	6
CC	—	1
N/R(b)	7	5

(a)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(b)

The investment adviser evaluates the credit quality of not-rated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of July 31, 2020, and July 31, 2019, the market value of unrated securities deemed by the investment adviser to be investment grade represents 1% and less than 1%, respectively, of the Fund’s total investments.

14	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments July 31, 2020	BlackRock MuniYield Arizona Fund, Inc. (MZA) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds — 143.1%

Arizona — 136.8%

Corporate — 15.3%
County of Maricopa Arizona Pollution Control Corp., Refunding RB, Southern California Edison Co., Series A, 5.00%, 06/01/35	$2,305	$2,310,670
County of Pima Arizona IDA, RB, Tucson Electric Power Co. Project, Series A, 5.25%, 10/01/40	1,000	1,005,890
County of Pima Arizona IDA, Refunding RB
Tucson Electric Power Co. Project, Series A, 4.00%, 09/01/29	1,000	1,064,410
Salt Verde Financial Corp., RB, Senior:
5.50%, 12/01/29	2,000	2,683,760
5.00%, 12/01/37	2,500	3,478,675

		10,543,405

County/City/Special District/School District — 20.4%
County of Maricopa Arizona School District No. 28 Kyrene Elementary, GO, School Improvement Project of 2010, Series B:
5.50%, 07/01/29	480	555,686
5.50%, 07/01/30	400	463,072
County of Maricopa Arizona Unified School District No. 11 Peoria, GO, (AGM), 5.00%, 07/01/35	1,250	1,467,262
Phoenix-Mesa Gateway Airport Authority, RB, Mesa Project, AMT, 5.00%, 07/01/38	3,600	3,874,788
Town of Buckeye Arizona, RB, 5.00%, 07/01/43	4,000	4,720,160
Town of Queen Creek Arizona Excise Tax Revenue, RB:
4.00%, 08/01/50	1,700	2,034,271
Series A, 5.00%, 08/01/42	750	936,653

		14,051,892

Education — 46.0%
Arizona Board of Regents, COP, Refunding, University of Arizona, Series C, 5.00%, 06/01/30	2,595	2,809,062
Arizona Board of Regents, RB, Series A, 4.00%, 07/01/42	1,000	1,204,110
Arizona IDA, RB:
Arizona Charter Schools Project, 7.10%, 01/01/55(a)	250	245,283
Doral Academy of Neveda — Fire Mesa & Red Rock Campus Projects, Series A, 5.00%, 07/15/49(a)	1,000	1,041,620
Lone Mountain Campus Project, Series A, 5.00%, 12/15/49(a)	250	264,235
NCCU Properties LLC North Carolina University Project, Series A (BAM), 5.00%, 06/01/49	2,500	3,020,225
Arizona IDA, Refunding RB:
Academies of Math And Science, 5.00%, 07/01/37	750	890,662
Basis Schools Project, Series A, 5.13%, 07/01/37(a)	500	525,105
Basis Schools Project, Series G, 5.00%, 07/01/47(a)	2,360	2,437,337
Odyssey Preparatory Academy Project, Series A, 5.50%, 07/01/52(a)	600	645,594
City of Phoenix Arizona IDA, RB:
Candeo School, Inc. Project, 6.63%, 07/01/23(b)	500	595,180
Great Hearts Academies — Veritas Projects, 6.30%, 07/01/21(b)	500	528,325
Great Hearts Academies Projects, Series A, 5.00%, 07/01/44	2,000	2,129,540
Legacy Traditional Schools Projects, Series A, 6.75%, 07/01/44(a)	440	483,050
Legacy Traditional Schools Projects, Series A, 5.00%, 07/01/46(a)	500	524,505
City of Phoenix Arizona IDA, Refunding RB:
Great Hearts Academies Projects, 5.00%, 07/01/46	500	539,760

Security	Par (000)	Value

Education (continued)
City of Phoenix Arizona IDA, RB:
Legacy Traditional School Projects, 5.00%, 07/01/45(a)	$500	$521,110
County of Maricopa Arizona IDA, RB, Reid Traditional Schools Projects, 5.00%, 07/01/47	1,000	1,094,840
County of Maricopa Arizona IDA, Refunding RB(a):
Legacy Traditional Schools Project, 5.00%, 07/01/54	250	265,587
Paradise Schools Projects, 5.00%, 07/01/47	1,000	1,053,730
County of Pima Arizona IDA, Refunding RB, American Leadership Academy Project, 5.00%, 06/15/52(a)	530	520,725
Maricopa County Industrial Development Authority, RB, Creighton University Project, 4.00%, 07/01/50	1,500	1,678,440
McAllister Academic Village LLC, Refunding RB, Arizona State University, 5.00%, 07/01/39	500	602,590
Northern Arizona University, RB, Stimulus Plan for Economic and Educational Development, 5.00%, 08/01/23(b)	3,000	3,441,690
Student & Academic Services LLC, RB, (BAM), 5.00%, 06/01/39	1,400	1,597,456
Town of Florence, Inc. Arizona IDA, ERB, Legacy Traditional School Project, Queen Creek and Casa Grande Campuses, 6.00%, 07/01/43	500	527,530
University of Arizona, Refunding RB, 5.00%, 06/01/39	2,050	2,473,571

		31,660,862

Health — 21.5%
Arizona Health Facilities Authority, RB, Catholic Healthcare West, Series B-2 (AGM), 5.00%, 03/01/41	500	510,320
Arizona Health Facilities Authority, Refunding RB, Series A:
Phoenix Children’s Hospital, 5.00%, 02/01/42	1,000	1,056,330
Scottsdale Lincoln Hospitals Project, 5.00%, 12/01/42	2,785	3,173,006
County of Maricopa Arizona IDA, Refunding RB:
Banner Health Obligation Group, 5.00%, 01/01/38	500	603,445
Banner Health Obligation Group, Series A, 4.00%, 01/01/41	3,000	3,412,770
HonorHealth, Series A, 4.13%, 09/01/42	750	850,335
HonorHealth, Series A, 5.00%, 09/01/42	1,000	1,214,350
County of Yavapai Arizona IDA, Refunding RB:
Northern Arizona Healthcare System, 5.25%, 10/01/26	1,000	1,053,680
Yavapai Regional Medical Center, 4.00%, 08/01/43	1,650	1,877,304
University Medical Center Corp., Refunding RB, 6.00%, 07/01/21(b)	1,000	1,053,420

		14,804,960

Transportation — 2.7%
City of Phoenix Arizona Civic Improvement Corp., Refunding RB:
Junior Lien Airport, Series D, 4.00%, 07/01/40	1,000	1,121,370
Senior Lien, AMT, 5.00%, 07/01/32	700	776,496

		1,897,866

Utilities — 30.9%
City of Goodyear AZ Water & Sewer Revenue, RB, Sunordinate, 2nd Series, 4.00%, 07/01/45	250	294,773
City of Lake Havasu City Arizona Wastewater System Revenue, RB, Series B (AGM), 5.00%, 07/01/40	3,500	4,116,315
City of Mesa Arizona Utility System Revenue, RB, 5.00%, 07/01/42	3,000	3,750,420
City of Phoenix Civic Improvement Corp., ARB, AMT, Series A, 5.00%, 07/01/42	3,000	3,533,190
City of Phoenix Civic Improvement Corp., RB:
Junior Lien, Series A, 4.00%, 07/01/39	1,300	1,542,944
Series B (BHAC), 5.50%, 07/01/41	100	161,757
County of Pinal Arizona IDA, RB, San Manuel Facility Project, 6.25%, 06/01/26	285	320,083

SCHEDULES OF INVESTMENTS	15

Schedule of Investments (continued) July 31, 2020	BlackRock MuniYield Arizona Fund, Inc. (MZA) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Utilities (continued)
County of Pinal Arizona IDA, Refunding RB, Electric District No. 3, 5.25%, 07/01/21(b)	$2,500	$2,617,800
Salt River Project Agricultural Improvement & Power District, Refunding RB:
5.00%, 01/01/38	2,000	2,553,320
Series A, 5.00%, 12/01/41	2,000	2,399,700

		21,290,302

Total Municipal Bonds in Arizona		94,249,287

Puerto Rico — 6.3%

State — 4.1%
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, Restructured:
CAB, Series A-1, 0.00%, 07/01/46(c)	1,156	336,939
Series A-1, 4.75%, 07/01/53	384	407,731
Series A-1, 5.00%, 07/01/58	1,382	1,488,442
Series A-2, 4.33%, 07/01/40	196	203,862
Series A-2, 4.78%, 07/01/58	357	380,187

		2,817,161

Tobacco — 0.7%
Children’s Trust Fund, Refunding RB, Tobacco Settlement Asset-Backed Bonds, 5.63%, 05/15/43	460	460,092

Utilities — 1.5%
Commonwealth of Puerto Rico Aqueduct & Sewer Authority, RB, Senior Lien, Series A:
5.00%, 07/01/33	525	538,949
5.13%, 07/01/37	150	154,313
Commonwealth of Puerto Rico Aqueduct & Sewer Authority, Refunding RB, Senior Lien, Series A, 6.00%, 07/01/38	345	348,060

		1,041,322

Total Municipal Bonds in Puerto Rico		4,318,575

Total Municipal Bonds — 143.1% (Cost — $89,650,171)		98,567,862

Security	Par (000)	Value

Municipal Bonds Transferred to Tender Option Bond Trusts(d) — 11.5%

Arizona — 11.5%

Utilities — 11.5%
City of Mesa Arizona Utility System Revenue, RB, Utility System, 5.00%, 07/01/35	$3,000	$3,120,810
City of Phoenix Civic Improvement Corp., Refunding RB, Senior Lien, AMT, 5.00%, 07/01/43	4,000	4,788,400

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 11.5% (Cost — $7,321,297)		7,909,210

Total Long-Term Investments — 154.6% (Cost — $96,971,468)		106,477,072

	Shares

Short-Term Securities — 3.9%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.04%(e)(f)	2,704,409	2,704,950

Total Short-Term Securities — 3.9% (Cost — $2,704,213)		2,704,950

Total Investments — 158.5% (Cost — $99,675,681)		109,182,022

Other Assets Less Liabilities — 0.5%		331,740

Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (5.1)%		(3,500,516)

VRDP Shares, at Liquidation Value, Net of Deferred Offering Costs — (53.9)%		(37,127,895)

Net Assets Applicable to Common Shares — 100.0%		$68,885,351

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(c)	Zero-coupon bond.
(d)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(e)	Annualized 7-day yield as of period end.
(f)

Investments in issuers considered to be an affiliate/affiliates of the Fund during the year ended July 31, 2020 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Shares Held at 07/31/19	Shares Purchased		Shares Sold	Shares Held at 07/31/20	Value at 07/31/20	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, MuniCash, Institutional Class	1,989,483	714,926	(b)	—	2,704,409	$2,704,950	$8,967	$829	$737

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares purchased (sold).

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

16	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2020	BlackRock MuniYield Arizona Fund, Inc. (MZA)

Derivative Financial Instruments Categorized by Risk Exposure

For the year ended July 31, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$(997,468)	$—	$(997,468)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$91,271	$—	$91,271

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$—	(a)
Average notional value of contracts — short	3,004,545

(a)	Derivative not held at any quarter-end. The risk exposure table serves as an indicator of activity during the period.

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments	$—	$106,477,072	$—	$106,477,072
Short-Term Securities	2,704,950	—	—	2,704,950

	$2,704,950	$106,477,072	$—	$109,182,022

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
TOB Trust Certificates	$—	$(3,500,000)	$—	$(3,500,000)
VRDP Shares at Liquidation Value	—	(37,300,000)	—	(37,300,000)

	$—	$(40,800,000)	$—	$(40,800,000)

See notes to financial statements.

SCHEDULES OF INVESTMENTS	17

Schedule of Investments July 31, 2020	BlackRock MuniYield California Fund, Inc. (MYC) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds — 85.4%

California — 79.9%

County/City/Special District/School District — 21.7%
Beverly Hills Unified School District California, GO, Series A, 3.00%, 08/01/41	$2,000	$2,184,480
California Statewide Communities Development Authority, RB, Lancer Educational Student Housing Project, 5.00%, 06/01/51(a)	165	168,836
California Statewide Communities Development Authority, Special Assessment, Statewide Community Infrastructure Program, Series A:
5.00%, 09/02/39	200	232,342
5.00%, 09/02/44	115	129,905
5.00%, 09/02/48	115	127,796
Chabot-Las Positas Community College District, GO, Refunding, 4.00%, 08/01/34	1,000	1,165,530
City & County of San Francisco California, COP, Green Bond, 49 South Van Ness Projects, Series A, 4.00%, 04/01/44	11,300	12,980,875
City of Los Angeles California, COP, Senior, Sonnenblick Del Rio West Los Angeles (AMBAC), 6.20%, 11/01/31	2,000	2,008,300
City of San Jose California Hotel Tax Revenue, RB, Convention Center Expansion & Renovation Project:
6.50%, 05/01/36	1,520	1,582,381
6.50%, 05/01/42	1,860	1,934,121
County of Los Angeles California Metropolitan Transportation Authority, Refunding RB, Series A, 5.00%, 07/01/42	2,000	2,498,860
County of Riverside California Public Financing Authority, RB, Capital Facilities Project, 5.25%, 11/01/45	5,000	5,991,100
County of Santa Clara California, RB, Series A, 4.00%, 05/01/45	15,000	17,683,950
County of Santa Clara Financing Authority, RB, Series A, 4.00%, 04/01/37	250	293,058
Mount San Antonio Community College District, GO, Refunding, Election of 2018, Series A, 5.00%, 08/01/44	8,000	10,404,720
San Francisco Bay Area Rapid Transit District, GO, Election of 2016, Green Bonds, Series A, 4.00%, 08/01/42	7,875	9,216,270
West Contra Costa California Unified School District, GO, Election of 2012, Series A, 5.50%, 08/01/39	2,500	2,848,950
West Valley-Mission Community College District, GO, Series A, 4.00%, 08/01/44	3,420	4,082,078

		75,533,552

Education — 3.9%
California Municipal Finance Authority, RB, John Adams Academy, Series A(a):
5.00%, 10/01/39	150	157,548
5.00%, 10/01/49	255	262,834
5.00%, 10/01/57	505	518,034
California Municipal Finance Authority, Refunding RB:
Master’s University, 5.00%, 08/01/48	590	618,420
William Jessup University, 5.00%, 08/01/39	290	308,026
William Jessup University, 5.00%, 08/01/48	350	366,859
California Public Finance Authority, RB, Trinity Classical Academy Project, Series A, 5.00%, 07/01/54(a)	195	199,854
California School Finance Authority, RB:
Alliance College-Ready Public Schools—2023 Union LLC Project, Series A, 6.00%, 07/01/33	1,500	1,672,785
Alliance College-Ready Public Schools—2023 Union LLC Project, Series A, 6.30%, 07/01/43	3,000	3,347,370
Real Journey Academies, Series A, 5.00%, 06/01/58(a)	1,465	1,475,826
Value Schools, 6.65%, 07/01/33	595	646,033
Value Schools, 6.90%, 07/01/43	1,330	1,430,987
State of California University, Refunding RB, Systemwide, Series A, 5.00%, 11/01/41	2,000	2,436,580

		13,441,156

Security	Par (000)		Value

Health — 5.0%
California Health Facilities Financing Authority, RB, Series A:
Children’s Hospital, 5.25%, 11/01/41	$9,700		$10,227,001
Sutter Health, 5.00%, 08/15/52	2,005		2,221,941
California Health Facilities Financing Authority, Refunding RB, Sutter Health, Series B, 5.00%, 11/15/46	4,000		4,728,080
California Municipal Finance Authority, Refunding RB, Series A(a):
5.00%, 11/01/39	135		144,115
5.00%, 11/01/49	150		157,628

			17,478,765

Housing — 1.9%
California Community Housing Agency, RB, M/F Housing, Annadel Apartments, Series A, 5.00%, 04/01/49(a)	1,670		1,855,420
California Housing Finance, RB, M/F Housing, Series A, 4.25%, 01/15/35(b)	—	(c)	567
California Statewide Communities Development Authority, Special Assessment Bonds, S/F Housing:
5.00%, 09/02/40	205		234,924
4.00%, 09/02/50	165		169,849
5.00%, 09/02/50	165		183,711
Statewide Community Infrastructure Program, Series C, 5.00%, 09/02/39	415		482,110
County of Santa Clara California Housing Authority, RB, M/F, John Burns Gardens Apartments Project, Series A, AMT, 6.00%, 08/01/41	3,500		3,508,750

			6,435,331

State — 16.7%
State of California, GO, Refunding:
4.00%, 03/01/36	20,000		24,889,800
4.00%, 10/01/37	3,750		4,643,100
5.00%, 11/01/39	7,250		9,395,927
Various Purpose, 5.00%, 09/01/35	10,115		12,601,773
Various Purpose, 5.25%, 10/01/39	3,500		4,332,720
State of California Public Works Board, RB:
Various Capital Projects, Series I, 5.50%, 11/01/33	1,510		1,743,884
Various Correctional Facilities, Series A, 5.00%, 09/01/29	250		294,763

			57,901,967

Tobacco — 4.6%
County of California Tobacco Securitization Agency, Refunding RB:
Asset-Backed, Merced County, Series A, 5.25%, 06/01/45	775		774,961
CAB, Series B-2, 0.00%, 06/01/55(d)	2,485		431,744
Series A, 4.00%, 06/01/49	240		269,957
Golden State Tobacco Securitization Corp., Refunding RB:
Series A-1, 5.00%, 06/01/47	325		332,212
Series A-2, 5.00%, 06/01/47	11,495		11,750,074
Tobacco Securitization Authority of Southern California, Refunding RB, Tobacco Asset Securitization Corporation, 5.00%, 06/01/48	2,190		2,549,861

			16,108,809

Transportation — 18.3%
California Municipal Finance Authority, Refunding ARB, United Airlines, Inc. Project, AMT, 4.00%, 07/15/29	2,395		2,411,334
City & County of San Francisco California Airports Commission, Refunding ARB, AMT:
Series C, 5.00%, 05/01/42	5,050		5,986,522
2nd Series A, 5.25%, 05/01/33	1,440		1,603,210
San Francisco International Airport, Series D, 5.25%, 05/01/48	2,250		2,730,960
Series A, 5.00%, 05/01/44	5,000		6,127,250

18	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2020	BlackRock MuniYield California Fund, Inc. (MYC) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Transportation (continued)
City & County of San Francisco International Airport Commission, Refunding RB, Second Series, Series A, AMT, 5.00%, 05/01/27	$500	$536,415
City of Long Beach California Harbor Revenue, ARB, Series A, AMT, 5.00%, 05/15/40	4,915	5,909,157
City of Los Angeles California Department of Airports, ARB, AMT:
Los Angeles International Airport, Series B, 5.00%, 05/15/36	2,865	3,422,586
Subordinate, Series C, 5.00%, 05/15/44	5,955	7,175,060
City of Los Angeles California Department of Airports, Refunding ARB, Los Angeles International Airport, AMT, 5.00%, 05/15/43	2,175	2,712,812
City of Los Angeles California Metropolitan Transportation Authority, Refunding RB, Green Bond, Series A, 5.00%, 07/01/41	1,300	1,626,105
City of Los Angeles Department of Airports, ARB, Series A:
AMT, 4.00%, 05/15/36	2,080	2,313,210
Los Angeles International Airports, AMT, 5.25%, 05/15/38	1,720	2,155,332
City of San Jose California, ARB, Norman Y Mineta San Jose International Airport SJC, Series A-1, AMT (AGM):
5.50%, 03/01/30	1,000	1,025,660
5.75%, 03/01/34	1,000	1,026,240
City of San Jose California, Refunding ARB, Norman Y Mineta San Jose International Airport SJC, Series A-1, AMT, 5.75%, 03/01/34	2,000	2,052,580
City of San Jose California International Airport, Refunding ARB, Norman Y Mineta San Jose International Airport SJC, Series A-1, AMT, 6.25%, 03/01/34	1,400	1,440,810
County of Sacramento California Airport System Revenue, Refunding RB, Series C, AMT, 5.00%, 07/01/37	3,000	3,645,180
County of Sacramento California Airport System Revenue, Refunding ARB, Senior Series A, 5.00%, 07/01/41	8,290	9,776,563

		63,676,986

Utilities — 7.8%
California School Finance Authority, RB, Teach Public Schools, Series A, 5.00%, 06/01/39(a)	740	773,581
City of Los Angeles California Department of Water & Power, RB, Power System, Series A:
5.00%, 07/01/42	3,440	4,270,244
5.00%, 07/01/45	100	128,991
City of Los Angeles California Department of Water & Power, Refunding RB, Series B, 5.00%, 07/01/43	5,175	6,617,790
City of Richmond California Wastewater Revenue, Refunding RB, Series A, 5.00%, 08/01/42	5,185	6,460,095
East Bay California Municipal Utility District Water System Revenue, RB, Green Bond, Series A, 5.00%, 06/01/44	2,000	2,614,680
Eastern Municipal Water District, Refunding RB, Series A, 5.00%, 07/01/42	3,000	3,705,390
Los Angeles Department of Water & Power, Refunding RB, Series B, 5.00%, 07/01/40	2,000	2,696,120

		27,266,891

Total Municipal Bonds in California		277,843,457

Puerto Rico — 5.5%

State — 4.3%
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, Restructured:
CAB, Series A-1, 0.00%, 07/01/46(d)	8,295	2,417,744
Series A-1, 4.75%, 07/01/53	1,689	1,793,380
Series A-1, 5.00%, 07/01/58	6,675	7,189,108
Series A-2, 4.33%, 07/01/40	1,696	1,764,027

Security	Par (000)	Value

State (continued)
Series A-2, 4.78%, 07/01/58	$1,727	$1,839,169

		15,003,428

Tobacco — 0.0%
Children’s Trust Fund, Refunding RB, Tobacco Settlement Asset-Backed Bonds, 5.50%, 05/15/39	95	95,028

Utilities — 1.2%
Puerto Rico Commonwealth Aqueduct & Sewer Authority, RB, Senior Lien, Series A, 5.00%, 07/01/33	2,185	2,243,055
Puerto Rico Commonwealth Aqueduct & Sewer Authority, Refunding RB, Senior Lien, Series A, 6.00%, 07/01/38	1,740	1,755,434

		3,998,489

Total Municipal Bonds in Puerto Rico		19,096,945

Total Municipal Bonds — 85.4% (Cost — $272,649,551)		296,940,402

Municipal Bonds Transferred to Tender Option Bond Trusts(e) — 72.8%

California — 72.8%

County/City/Special District/School District — 19.6%
County of Los Angeles California Public Works Financing Authority, Refunding RB, Series A:
5.00%, 12/01/39	17,850	20,954,115
5.00%, 12/01/44	14,095	16,433,353
Palomar Community College District, GO, Election of 2006, Series C, 5.00%, 08/01/44	15,140	18,225,532
Santa Monica Community College District, GO, Election of 2016, Series A, 5.00%, 08/01/43	10,000	12,658,900

		68,271,900

Education — 25.8%
State of California University, Refunding RB, Series A:
5.00%, 11/01/43	5,001	6,019,490
Systemwide, 5.00%, 11/01/41	9,775	11,908,785
Systemwide, 5.00%, 11/01/42(f)	13,430	16,726,930
University of California, RB, Series AM, 5.25%, 05/15/44	11,950	13,955,210
University of California, Refunding RB:
Series AZ, 5.00%, 05/15/43(f)	12,000	15,185,160
Series I, 5.00%, 05/15/40	21,875	26,059,463

		89,855,038

Health — 3.7%
California Health Facilities Financing Authority, RB, Sutter Health, Series A, 5.00%, 11/15/41	11,000	12,954,920

State — 7.6%
State of California, GO, Refunding, Various Purpose, Bid Group, 5.00%, 08/01/37	10,975	14,210,319
State of California, GO, Various Purpose, 4.00%, 03/01/46(f)	10,000	12,095,600

		26,305,919

Transportation — 9.0%
City & County of San Francisco California Airports Commission, Refunding ARB, AMT, Series E, 5.00%, 05/01/45(f)	16,250	19,907,712
City of Los Angeles California Department of Airports, ARB, Subordinate, Series A, AMT, 5.00%, 05/15/45	10,045	11,578,565

		31,486,277

SCHEDULES OF INVESTMENTS	19

Schedule of Investments (continued) July 31, 2020	BlackRock MuniYield California Fund, Inc. (MYC) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Utilities — 7.1%
Sacramento Municipal Utility District, Refunding RB, Electric Revenue, Series H, 4.00%, 08/15/45	$20,000	$24,542,800

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 72.8% (Cost — $232,280,154)		253,416,854

Total Long-Term Investments — 158.2% (Cost — $504,929,705)		550,357,256

	Shares

Short-Term Securities — 1.0%
BlackRock Liquidity Funds California Money Fund, Institutional Class, 0.02%(g)(h)	3,423,867	3,424,210

Total Short-Term Securities — 1.0% (Cost — $3,424,203)		3,424,210

Total Investments — 159.2% (Cost — $508,353,908)		553,781,466

Other Assets Less Liabilities — 1.3%		4,491,976

Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (30.1)%		(104,807,267)

VRDP Shares, at Liquidation Value, Net of Deferred Offering Costs — (30.4)%		(105,667,064)

Net Assets Applicable to Common Shares — 100.0%		$347,799,111

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(c)	Amount is less than 500.
(d)	Zero-coupon bond.
(e)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(f)

All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements which expire between May 1, 2025 to March 1, 2028, is $27,116,500. See Note 4 of the Notes to Financial Statements for details.

(g)	Annualized 7-day yield as of period end.

(h)

Investments in issuers considered to be an affiliate/affiliates of the Fund during the year ended July 31, 2020 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Shares Held at 07/31/19	Shares Purchased		Shares Sold	Shares Held at 07/31/20	Value at 07/31/20	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds California Money Fund, Institutional Class	—	3,423,867	(b)	—	3,423,867	$3,424,210	$35,077	$398	$7

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares purchased (sold).

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Derivative Financial Instruments Categorized by Risk Exposure

For the year ended July 31, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$(4,053,595)	$—	$(4,053,595)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$324,166	$—	$324,166

20	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2020	BlackRock MuniYield California Fund, Inc. (MYC)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$—	(a)
Average notional value of contracts — short	$14,043,486

(a)	Derivative not held at any quarter-end. The risk exposure table serves as an indicator of activity during the period.

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments	$—	$550,357,256	$—	$550,357,256
Short-Term Securities	3,424,210	—	—	3,424,210

	$3,424,210	$550,357,256	$—	$553,781,466

The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
TOB Trust Certificates	$—	$(104,690,676)	$—	$(104,690,676)
VRDP Shares at Liquidation Value	—	(105,900,000)	—	(105,900,000)

	$—	$(210,590,676)	$—	$(210,590,676)

See notes to financial statements.

SCHEDULES OF INVESTMENTS	21

Schedule of Investments July 31, 2020	BlackRock MuniYield Investment Fund (MYF) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds — 106.6%

Alabama — 0.3%
City of Selma IDB, RB, Gulf Opportunity Zone, International Paper Co. Project, Series A, 5.38%, 12/01/35	$545	$573,640

Arizona — 2.6%
Arizona IDA, Refunding RB, Basis Schools, Inc. Projects, Series A, 5.38%, 07/01/50(a)	1,645	1,720,423
City of Phoenix Arizona IDA, RB, Legacy Traditional Schools Projects, Series A, 5.00%, 07/01/46(a)	1,070	1,122,441
City of Phoenix Civic Improvement Corp., ARB, Junior Lien Airport Revenue Bonds, 3.00%, 07/01/49	1,500	1,547,625
County of Maricopa Arizona IDA, Refunding RB, Honorhealth, Series A, 4.13%, 09/01/38	550	637,428
Salt Verde Financial Corp., RB, Senior, 5.00%, 12/01/32	155	208,301

		5,236,218

Arkansas — 0.6%
Arkansas Development Finance Authority, RB, Big River Steel Project, AMT, 4.50%, 09/01/49(a)	1,210	1,224,363

California — 9.5%
ABC Unified School District, GO, (FGIC), 0.00%, 08/01/34(b)	1,215	925,599
Alvord Unified School District, GO, Refunding Series B, 0.00%, 08/01/41(b)	1,175	658,776
California Municipal Finance Authority, Refunding RB, Community Medical Centers, Series A, 5.00%, 02/01/42	145	168,439
California Statewide Communities Development Authority, RB, Lancer Educational student Housing Project, Series A, 5.00%, 06/01/46(a)	1,680	1,718,035
California Statewide Communities Development Authority, Refunding RB, Lancer Educational student Housing Project, Series A, 5.00%, 06/01/36(a)	1,360	1,416,386
City & County of San Francisco California Airports Commission, Refunding ARB, 2nd Series A, AMT:
5.50%, 05/01/28	1,065	1,198,434
5.25%, 05/01/33	830	924,072
City of San Jose California International Airport, Refunding ARB, Norman Y Mineta San Jose International Airport SJC, Series A-1, AMT, 5.50%, 03/01/30	1,500	1,538,385
Golden State Tobacco Securitization Corp., Refunding RB, Series A-2, 5.00%, 06/01/47	655	669,534
Kern Community College District, GO, Safety, Repair & Improvement, Series C, 5.50%, 11/01/23(c)	1,620	1,897,328
Regents of the University of California Medical Center Pooled Revenue, Refunding RB, Series J:
5.25%, 05/15/23(c)	2,905	3,312,601
5.25%, 05/15/38	825	924,924
State of California, GO, Various Purposes, 6.00%, 03/01/33	850	853,408
State of California Public Works Board, LRB, Various Capital Projects, Series I, 5.50%, 11/01/31	1,000	1,156,860
State of California Public Works Board, RB, Department of Corrections & Rehabilitation, Series F, 5.25%, 09/01/33	835	951,892
Washington Township Health Care District, GO, Election of 2004, Series B, 5.50%, 08/01/40	625	709,206

		19,023,879

Colorado — 2.3%
Centerra Metropolitan District No. 1, Tax Allocation Bonds, 5.00%, 12/01/47(a)	345	349,185
City & County of Denver Colorado, RB, Capital Appreciation Bonds, Series A-2, 0.00%, 08/01/37(b)	1,760	993,608

Security	Par (000)	Value

Colorado (continued)
City & County of Denver Colorado Airport System Revenue, ARB, Series A, AMT:
5.50%, 11/15/28	$1,000	$1,140,330
5.50%, 11/15/30	330	375,299
5.50%, 11/15/31	400	454,372
Colorado Health Facilities Authority, Refunding RB, Commonspirit Health, Series A-2, 3.25%, 08/01/49	1,195	1,217,012

		4,529,806

Connecticut — 1.4%
Connecticut Housing Finance Authority, Refunding RB, S/F Housing:
Sub-Series A-1, 3.85%, 11/15/43	1,545	1,685,503
Series A-1, 3.80%, 11/15/39	995	1,095,435

		2,780,938

Delaware — 1.2%
County of Sussex Delaware, RB, NRG Energy, Inc., Indian River Power LLC Project, 6.00%, 10/01/40	500	507,500
Delaware State Health Facilities Authority, RB, Beebe Medical Center Project, 5.00%, 06/01/48	1,605	1,870,900

		2,378,400

District of Columbia — 0.3%
Metropolitan Washington Airports Authority Dulles Toll Road Revenue, Refunding RB, Subordinate, Dulles Metrorail and Capital Improvement Projects, Series B, 4.00%, 10/01/49	530	587,224

Florida — 7.8%
Broward County FL Airport System Revenue, RB, AMT, Series A, 5.00%, 10/01/49	300	365,964
City of Tampa Florida, RB, CAB, Series A(b):
0.00%, 09/01/49	320	106,627
0.00%, 09/01/53	340	94,173
County of Broward Florida Airport System Revenue, ARB, Series A, AMT, 5.00%, 10/01/45	1,005	1,150,383
County of Hillsborough Florida Aviation Authority, Refunding ARB, Tampa International Airport, Series A, AMT, 5.50%, 10/01/29	1,995	2,258,579
County of Lee Florida Airport Revenue, Refunding ARB, Series A, AMT, 5.38%, 10/01/32	2,000	2,082,700
County of Lee Florida HFA, RB, S/F Housing, Multi-County Program, Series A-2, AMT (Ginnie Mae, Fannie Mae & Freddie Mac), 6.00%, 09/01/40	80	81,086
County of Manatee Florida HFA, RB, S/F Housing, Series A, AMT (Ginnie Mae, Fannie Mae & Freddie Mac), 5.90%, 09/01/40	75	76,013
County of Miami-Dade, RB, Seaport Department, Series B, AMT:
6.25%, 10/01/38	525	598,715
6.00%, 10/01/42	700	795,697
County of Miami-Dade Florida, RB, Seaport Department, Series A, 5.38%, 10/01/33	1,170	1,318,520
County of Miami-Dade Florida Aviation Revenue, Refunding ARB, Series A, AMT, 5.00%, 10/01/22(c)	2,440	2,684,415
County of Osceola FL Transportation Revenue, Refunding RB, Series A-2(b):
0.00%, 10/01/38	1,000	591,120
0.00%, 10/01/41	555	274,919
0.00%, 10/01/42	410	195,238
0.00%, 10/01/43	370	169,216
0.00%, 10/01/44	380	167,451
0.00%, 10/01/45	1,315	558,375

22	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2020	BlackRock MuniYield Investment Fund (MYF) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Florida (continued)
Lakewood Ranch Stewardship District, Special Assessment Bonds, Lakewood National & Polo Run Projects:
5.25%, 05/01/37	$240	$262,258
5.38%, 05/01/47	260	283,663
Palm Beach County Health Facilities Authority, RB, Acts Retirement-Life Communities, Inc., Series B, 5.00%, 11/15/42	85	99,793
Reedy Creek Florida Improvement District, GO, Series A, 5.25%, 06/01/23(c)	1,200	1,372,488

		15,587,393

Georgia — 2.8%
Main Street Natural Gas, Inc., RB, Series A:
5.00%, 05/15/37	1,475	2,011,089
5.00%, 05/15/38	910	1,254,699
5.00%, 05/15/49	1,080	1,603,044
Municipal Electric Authority of Georgia, RB, Plant Vogtle Units 3 & 4 Project:
4.00%, 01/01/49	280	307,081
5.00%, 01/01/56	385	448,575

		5,624,488

Hawaii — 0.6%
State of Hawaii Airports System Revenue, COP, AMT:
5.25%, 08/01/25	485	541,013
5.25%, 08/01/26	525	584,750

		1,125,763

Illinois — 13.0%
Chicago Board of Education, GO, Series C:
Dedicated Revenues, Series H, 5.00%, 12/01/36	295	319,450
Project, 5.25%, 12/01/35	970	1,031,508
Chicago Board of Education, GO, Refunding:
Dedicated Revenues, Series D, 5.00%, 12/01/25	530	585,698
Dedicated Revenues, Series G, 5.00%, 12/01/34	290	315,816
5.00%, 12/01/25	415	458,612
Chicago Board of Education, GO:
5.00%, 12/01/46	345	371,078
5.00%, 12/01/46	885	913,426
City of Chicago Illinois Midway International Airport, Refunding GARB, 2nd Lien, Series A, AMT, 5.00%, 01/01/41	1,000	1,092,950
City of Chicago Illinois O’Hare International Airport, GARB, 3rd Lien, Series C, 6.50%, 01/01/21(c)	2,065	2,119,185
City of Chicago Illinois Transit Authority, RB, Sales Tax Receipts:
5.25%, 12/01/36	1,000	1,050,610
5.25%, 12/01/40	1,000	1,047,860
County of Cook Illinois Community College District No. 508, GO, City College of Chicago:
5.50%, 12/01/38	1,000	1,098,740
5.25%, 12/01/43	1,500	1,605,705
Illinois Finance Authority, RB, Carle Foundation, Series A, 6.00%, 08/15/41	4,000	4,184,280
Metropolitan Pier & Exposition Authority, RB:
McCormick Place Expansion (BAM), 0.00%, 12/15/56(b)	2,965	805,917
McCormick Place Expansion Project Bonds, Series A, 5.00%, 06/15/57	1,215	1,301,010
Metropolitan Pier & Exposition Authority, Refunding RB:
McCormick Place Expansion (BAM), 0.00%, 12/15/54(b)	4,140	1,221,010
McCormick Place Expansion Project, 4.00%, 06/15/50	315	314,868
Railsplitter Tobacco Settlement Authority, RB(c):
5.50%, 06/01/21	1,370	1,430,390
6.00%, 06/01/21	390	408,798

Security	Par (000)	Value

Illinois (continued)
State of Illinois, GO:
5.25%, 02/01/30	$2,010	$2,192,649
5.50%, 07/01/33	1,000	1,081,310
5.50%, 07/01/38	415	446,959
Miscellaneous Purpose, Series D, 5.00%, 11/01/28	440	507,355

		25,905,184

Indiana — 1.8%
City of Valparaiso Indiana, RB, Exempt Facilities, Pratt Paper LLC Project, AMT, 6.75%, 01/01/34	1,350	1,475,563
County of Allen Indiana, RB, StoryPoint Fort Wayne Project, Series A-1(a):
6.63%, 01/15/34	170	142,453
6.75%, 01/15/43	355	286,922
6.88%, 01/15/52	515	409,147
Indiana Finance Authority, Refunding RB, Marquette Project, 4.75%, 03/01/32	700	718,571
Town of Chesterton Indiana, RB, StoryPoint Chesterton Project, Series A-1, 6.38%, 01/15/51(a)	720	535,925

		3,568,581

Iowa — 2.1%
Iowa Finance Authority, Refunding RB, Iowa Fertilizer Co. Project:
Series B, 5.25%, 12/01/50(d)	1,255	1,327,614
Midwestern Disaster Area, 5.25%, 12/01/25	865	909,478
Iowa Student Loan Liquidity Corp., Refunding RB, AMT, Series B, 3.00%, 12/01/39	1,885	1,904,378

		4,141,470

Kansas — 0.3%
City of Lenexa Kansas, Refunding RB, Lakeview Village, Inc., Series A, 5.00%, 05/15/43	655	656,055

Louisiana — 3.0%
Lake Charles Louisiana Harbor & Terminal District, RB, Series B, AMT (AGM), 5.50%, 01/01/29	1,500	1,730,430
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, Westlake Chemical Corp. Project, Series A-1, 6.50%, 11/01/35	1,420	1,436,287
Louisiana Public Facilities Authority, RB, Louisiana Children’s Medical Center, 4.00%, 06/01/50(e)	535	608,621
Louisiana Public Facilities Authority, Refunding RB, Ochsner Clinic Foundation Project, 5.00%, 05/15/47	1,895	2,162,707

		5,938,045

Maine — 0.6%
Maine Health & Higher Educational Facilities Authority, RB, Maine General Medical Center, 7.50%, 07/01/32	765	793,198
State of Maine Housing Authority, RB, M/F Housing, Series E, 4.25%, 11/15/43	420	481,442

		1,274,640

Maryland — 1.3%
City of Baltimore Maryland, Refunding RB, East Baltimore Research Park, Series A, 4.50%, 09/01/33	185	188,267
County of Montgomery Housing Opportunities Commission, Refunding RB, S/F Housing, Series C, AMT, 3.30%, 07/01/39	2,200	2,346,696

		2,534,963

Massachusetts — 2.2%
Massachusetts Development Finance Agency, Refunding RB:
Atrius Health Issue, Series A, 4.00%, 06/01/49	170	184,390
Suffolk University, 4.00%, 07/01/39	2,045	2,111,626
Massachusetts Educational Financing Authority, RB, Subordinate Education Loan Revenue Bonds, AMT, 3.75%, 07/01/47	2,135	2,174,946

		4,470,962

SCHEDULES OF INVESTMENTS	23

Schedule of Investments (continued) July 31, 2020	BlackRock MuniYield Investment Fund (MYF) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Michigan — 2.0%
Eastern Michigan University, RB, Series A, 4.00%, 03/01/47	$1,455	$1,624,013
Michigan Finance Authority, Refunding RB, Henry Ford Health System, 4.00%, 11/15/46	645	706,933
Michigan Strategic Fund, RB, I-75 Improvement Projects, AMT, 5.00%, 06/30/48	570	637,431
State of Michigan Housing Development Authority, RB:
S/F Housing, Series A, 4.00%, 06/01/49	310	345,064
M/F Housing, Series A-1, 3.35%, 10/01/49	420	444,952
RB, S/F Housing, Series C, 4.13%, 12/01/38	220	247,485

		4,005,878

Montana — 0.1%
City of Kalispell Montana, Refunding RB, Immanuel Lutheran Corporation Project, Series A, 5.25%, 05/15/37	170	170,354

Nevada — 1.1%
Las Vegas Convention & Visitors Authority, RB, Series B, 4.00%, 07/01/49	2,000	2,127,080

New Hampshire — 0.5%
New Hampshire Housing Finance Authority, RB, M/F Housing, Cimarron, Whittier Falls & Marshall (FHA), 4.00%, 07/01/52	1,000	1,084,830

New Jersey — 5.1%
New Jersey EDA, RB, Private Activity Bond, Goethals Bridge Replacement Project, AMT (AGM), 5.00%, 01/01/31	900	1,004,382
New Jersey Higher Education Student Assistance Authority, RB, Senior Bonds, Series B, AMT, 3.50%, 12/01/39	755	768,628
New Jersey Housing & Mortgage Finance Agency, Refunding RB, S/F Housing, Series E, 2.45%, 10/01/50(e)	160	160,594
New Jersey Transportation Trust Fund Authority, RB, Series AA:
Transportation Program Bonds, 4.13%, 06/15/39	1,210	1,325,192
Transportation System, 5.50%, 06/15/39	2,475	2,702,650
New Jersey Transportation Trust Fund Authority, Refunding RB, Transportation System, Series A, 5.00%, 12/15/36	180	210,841
Tobacco Settlement Financing Corp., Refunding RB, Sub-Series B, 5.00%, 06/01/46	3,610	4,061,286

		10,233,573

New York — 6.7%
City of New York Housing Development Corp., RB, Sustainable Development Bonds, M/F Housing, Series A, 3.00%, 11/01/55	820	853,907
City of New York Transitional Finance Authority Future Tax Secured Revenue, RB, Future Tax Secured Subordinate Bonds, Series C, 4.00%, 05/01/45	935	1,114,585
City of New York Water & Sewer System, RB, 2nd General Resolution Revenue Bonds, 3.00%, 06/15/50	3,000	3,183,840
Counties of New York Tobacco Trust IV, Refunding RB, Settlement Pass-Through Turbo, Series A, 6.25%, 06/01/41(a)	1,100	1,100,550
County of Monroe Industrial Development Corp., Refunding RB, University of Rochester Project, 4.00%, 07/01/50(e)	1,420	1,665,277
Metropolitan Transportation Authority, Refunding RB, Sereis C-1, 5.00%, 11/15/56	3,010	3,317,201
New York Transportation Development Corp., ARB, LaGuardia Airport Terminal B Redevelopment Project, Series A, AMT, 5.25%, 01/01/50	475	519,346
Port Authority of New York & New Jersey, ARB, Consolidate Bonds, Series 221, AMT, 4.00%, 07/15/60	950	1,064,541
State of New York Thruway Authority, Refunding RB, Subordinate, Series B, 4.00%, 01/01/50	510	584,016

		13,403,263

Security	Par (000)	Value

North Carolina — 0.4%
North Carolina Medical Care Commission, RB, Novant Health Obligated Group, 4.00%, 11/01/52	$445	$507,696
North Carolina Turnpike Authority, RB, Senior Lien, Triangle Express Way System:
4.00%, 01/01/55	105	116,331
(AGM), 4.00%, 01/01/55	100	111,891

		735,918

Ohio — 3.0%
Buckeye Tobacco Settlement Financing Authority, Refunding RB, Senior, Class 2, Series B-2, 5.00%, 06/01/55	1,895	2,088,915
County of Montgomery Ohio, Refunding RB, Premier Health Partners Obligated Group, 4.00%, 11/15/42	715	775,496
Ohio Housing Finance Agency, RB, S/F Housing, Series A (Ginnie Mae, Fannie Mae & Freddie Mac), 4.00%, 09/01/48	285	311,431
State of Ohio, Refunding RB, Series A, 4.00%, 01/15/50	1,055	1,186,179
State of Ohio Air Quality Development Authority, RB, AMG Vanadium Project, AMT, 5.00%, 07/01/49 (a)	460	468,275
State of Ohio Turnpike & Infrastructure Commission, RB, Junior Lien, Infrastructure Projects, Series A-1, 5.25%, 02/15/31	1,000	1,120,860

		5,951,156

Oklahoma — 0.9%
City of Oklahoma Turnpike Authority, RB, Series A, 4.00%, 01/01/48	325	365,284
County of Tulsa Oklahoma Industrial Authority, Refunding RB, Montereau, Inc. Project, 5.25%, 11/15/37	450	474,759
Oklahoma Development Finance Authority, RB, OU Medicine Project, Series B, 5.25%, 08/15/48	760	889,937

		1,729,980

Oregon — 0.1%
State of Oregon Housing & Community Services Department, RB, S/F Housing, Mortgage Program, Series C, 3.95%, 07/01/43	230	253,016

Pennsylvania — 5.4%
Allentown Neighborhood Improvement Zone Development Authority, RB, City Center Project, 5.00%, 05/01/42 (a)	585	603,509
County of Bucks IDA, RB, St. Luke’s University Health Network Project, 4.00%, 08/15/50	1,430	1,561,431
County of Montgomery Higher Education & Health Authority, Refunding RB, Thomas Jefferson University, Series A, 4.00%, 09/01/49	560	614,695
Pennsylvania Economic Development Financing Authority, RB, Series A-1, 4.00%, 04/15/50	525	602,648
Pennsylvania Economic Development Financing Authority, Refunding RB, National Gypsum Co., AMT, 5.50%, 11/01/44	1,000	1,026,460
Pennsylvania Higher Education Assistance Agency, RB, AMT, Series B, 3.00%, 06/01/47	105	103,527
Pennsylvania Higher Educational Facilities Authority, RB, University of Pennsylvania Health System Obligation, 4.00%, 08/15/44	1,000	1,153,290
Pennsylvania Housing Finance Agency, Refunding RB, S/F Housing Mortgage, Series 119, 3.50%, 10/01/36	1,490	1,591,246
Pennsylvania Turnpike Commission, RB, Series A:
5.63%, 12/01/20(c)	545	554,712
Subordinate, 4.00%, 12/01/49	1,215	1,347,751
Township of Bristol Pennsylvania School District, GO, 5.25%, 06/01/37	1,500	1,673,880

		10,833,149

24	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2020	BlackRock MuniYield Investment Fund (MYF) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Puerto Rico — 5.8%
Children’s Trust Fund, Refunding RB, Tobacco Settlement Asset-Backed Bonds:
5.50%, 05/15/39	$430	$430,129
5.63%, 05/15/43	445	445,089
Commonwealth of Puerto Rico Aqueduct & Sewer Authority, RB, Senior Lien, Series A, 5.00%, 07/01/33	1,280	1,314,010
Commonwealth of Puerto Rico Aqueduct & Sewer Authority, Refunding RB, Senior Lien, Series A:
6.00%, 07/01/38	465	469,125
6.00%, 07/01/44	840	847,358
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, Restructured:
CAB, Series A-1, 0.00%, 07/01/46(b)	2,168	631,907
Series A-1, 4.75%, 07/01/53	1,176	1,248,677
Series A-1, 5.00%, 07/01/58	4,748	5,113,691
Series A-2, 4.33%, 07/01/40	364	378,600
Series A-2, 4.78%, 07/01/58	136	144,833
Series B-1, 4.75%, 07/01/53	252	267,677
Series B-2, 4.78%, 07/01/58	244	259,550

		11,550,646

Rhode Island — 3.4%
Rhode Island Student Loan Authority, RB, AMT, Series A, 3.63%, 12/01/37	1,060	1,093,443
Rhode Island Turnpike & Bridge Authority, RB, Series A:
3.00%, 10/01/38	375	401,186
3.00%, 10/01/39	535	570,530
Tobacco Settlement Financing Corp., Refunding RB:
Series A, 5.00%, 06/01/35	525	593,187
Series B, 4.50%, 06/01/45	3,950	4,174,755

		6,833,101

South Carolina — 5.3%
County of Charleston South Carolina, ARB, Special Sources, 5.25%, 12/01/38	2,505	2,882,303
County of Charleston South Carolina Airport District, ARB, Series A, AMT:
6.00%, 07/01/38	1,955	2,206,824
5.50%, 07/01/41	1,000	1,111,300
South Carolina Jobs EDA, Refunding RB, Prisma Health Obligated Group, Series A, 4.25%, 05/01/48	1,685	1,821,586
State of South Carolina Ports Authority, ARB:
(AMT), 5.25%, 07/01/25(c)	1,280	1,586,419
AMT, 5.00%, 07/01/55	820	962,409

		10,570,841

Tennessee — 0.8%
Greeneville Health & Educational Facilities Board, Refunding RB, Ballad Health Obligation Group, Series A, 4.00%, 07/01/40	1,500	1,620,360

Texas — 5.8%
Brazos Higher Education Authority, Inc., RB, Subordinate, Student Loan Program, Series 1B (AMT), 3.00%, 04/01/40	70	67,551
Central Texas Regional Mobility Authority, Refunding RB, Senior Lien, 6.00%, 01/01/21(c)	2,600	2,662,036
City of Houston Texas Airport System Revenue, Refunding ARB, United Airlines, Inc. Terminal Improvement Projects, Series B-2 (AMT), 5.00%, 07/15/27	140	147,337
City of Houston Texas Airport System Revenue, Refunding RB, Series A:
Special Facilities, Continental Airlines, Inc., AMT, 6.63%, 07/15/38	250	255,090

Security	Par (000)	Value

Texas (continued)
United Airlines, Inc. Terminal E Project, 5.00%, 07/01/27	$135	$142,142
Dallas-Fort Worth International Airport, ARB, Joint Improvement, Series H, AMT, 5.00%, 11/01/21(c)	1,535	1,615,618
North Texas Tollway Authority, Refunding RB, 2nd Tier, 4.25%, 01/01/49	720	818,978
Red River Education Finance Corp., RB, Texas Christian University Project, 5.25%, 03/15/23(c)	710	804,778
Texas Department of Housing & Community Affairs, RB, S/F Housing Mortgage, Series A (Ginnie Mae), 4.25%, 09/01/43	230	259,396
Texas Private Activity Bond Surface Transportation Corp., RB, Segment 3C Project, AMT, 5.00%, 06/30/58	1,795	2,095,070
Texas Transportation Commission, RB, First Tier Toll Revenue(b):
CAB, 0.00%, 08/01/41	1,950	838,422
0.00%, 08/01/35	310	184,686
0.00%, 08/01/36	170	96,101
0.00%, 08/01/37	225	120,481
0.00%, 08/01/38	810	410,905
0.00%, 08/01/44	1,010	368,185
0.00%, 08/01/45	1,775	613,280

		11,500,056

Virginia — 3.7%
City of Lexington Virginia IDA, RB, Washington & Lee University, 5.00%, 01/01/22(c)	560	598,321
Tobacco Settlement Financing Corp., Refunding RB, Senior Series B-1, 5.00%, 06/01/47	1,395	1,394,986
Virginia Housing Development Authority, RB:
M/F, Rental Housing, Series D, 3.90%, 10/01/48	1,570	1,750,330
Series E, 3.15%, 12/01/49	1,070	1,137,752
Virginia Small Business Financing Authority, RB, AMT:
Covanta Project, 5.00%, 01/01/48(a)(d)	585	587,808
Senior Lien, Elizabeth River Crossings OpCo LLC Project, 6.00%, 01/01/37	1,715	1,843,111

		7,312,308

Washington — 0.5%
King County Housing Authority, Refunding RB, 3.00%, 06/01/40	490	524,261
Washington Health Care Facilities Authority, Refunding RB, Seattle Cancer Care Alliance, 5.00%, 09/01/55	315	392,685

		916,946

West Virginia — 1.1%
West Virginia Hospital Finance Authority, RB, Improvement, West Virginia University Health System Obligated Group, Series A, 4.00%, 06/01/51	1,940	2,112,641

Wisconsin — 1.2%
Public Finance Authority, Refunding RB, Mery’s Wood at Marylhurst Projects, 5.25%, 05/15/52(a)	1,015	1,045,816
Wisconsin Housing & Economic Development Authority, RB, M/F Housing, Series A:
4.45%, 05/01/57	660	742,216
3.15%, 11/01/44	520	555,240

		2,343,272

Total Municipal Bonds — 106.6% (Cost — $195,876,070)		212,450,380

SCHEDULES OF INVESTMENTS	25

Schedule of Investments (continued) July 31, 2020	BlackRock MuniYield Investment Fund (MYF) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds Transferred to Tender Option Bond Trusts(f) — 52.8%

Arizona — 0.6%
County of Maricopa Industrial Development Authority, RB, Banner Health, Series A, 4.00%, 01/01/41	$1,065	$1,211,533

California — 8.0%
Bay Area Toll Authority, Refunding RB, San Francisco Bay Area Toll Bridge, 4.00%, 04/01/42(g)	1,998	2,300,849
Grossmont California Union High School District, GO, Election of 2008, Series B, 5.00%, 08/01/20(c)	6,000	6,000,000
Los Angeles Community College District California, GO, Election of 2008, Series C, 5.25%, 08/01/39(c)(g)	5,253	5,252,824
Sacramento Area Flood Control Agency, Refunding, Consolidated Capital Assessment District No. 2 Bonds, 5.00%, 10/01/47	1,980	2,394,828

		15,948,501

District of Columbia — 0.4%
District of Columbia Housing Finance Agency, RB, M/F Housing, Series B-2 (FHA), 4.10%, 09/01/39	610	698,066

Florida — 5.6%
City of South Miami Health Facilities Authority, Inc., Refunding RB, Baptist Health South Florida, 5.00%, 08/15/47	1,575	1,836,198
City of Tampa Florida, RB, Baycare Health System, Series A, 4.00%, 11/15/46	1,918	2,126,710
County of Broward Florida Airport Facilities Revenue, ARB, Senior Bond, Series B, AMT, 4.00%, 09/01/49	2,660	2,866,043
Greater Orlando Aviation Authority, ARB, Series A, AMT, 4.00%, 10/01/49(g)	3,858	4,335,959

		11,164,910

Georgia — 2.4%
Georgia Housing & Finance Authority, Refunding RB, S/F Mortgage Bonds, Series A:
3.70%, 06/01/49	2,696	2,971,230
3.60%, 12/01/44	1,615	1,780,038

		4,751,268

Illinois — 0.5%
Illinois Finance Authority, Refunding RB, Presence Health Network, Series C:
4.00%, 02/15/27(c)	2	2,560
4.00%, 02/15/41	912	1,020,755

		1,023,315

Maine — 0.3%
State of Maine Housing Authority, RB, M/F Housing, Series E, 4.15%, 11/15/38	563	651,392

Maryland — 2.0%
City of Baltimore Maryland, RB, Water Projects, Series A, 4.00%, 07/01/49	3,378	3,914,568

Massachusetts — 0.6%
Massachusetts Housing Finance Agency, RB, Sustainability Bonds, Series A-1, 3.10%, 06/01/60	1,246	1,282,051

Michigan — 4.1%
Michigan Finance Authority, RB, Multi Model- McLaren Health Care, 4.00%, 02/15/47	1,964	2,242,338
Michigan State Building Authority, Refunding RB, Facilities Program, Series I, 4.00%, 04/15/54	2,523	2,943,236
State of Michigan Housing Development Authority, RB, M/F Housing, Series A, 4.05%, 10/01/48	2,756	3,057,360

		8,242,934

Security	Par (000)	Value

Nebraska — 0.6%
Nebraska Investment Finance Authority, RB, S/F Housing, Series A (Ginnie Mae, Fannie Mae & Freddie Mac), 3.70%, 03/01/47	$1,106	$1,248,155

Nevada — 4.9%
County of Clark Nevada, GO, Stadium Improvement, Series A, 5.00%, 05/01/48	2,740	3,371,391
Las Vegas Valley Water District, GO, Refunding, Series C, 5.00%, 06/01/28	6,070	6,309,583

		9,680,974

New Jersey — 0.5%
New Jersey Transportation Trust Fund Authority, RB, Transportation System, Series B, 5.25%, 06/15/36(g)	1,000	1,029,097

New York — 11.4%
City of New York Housing Development Corp., Refunding RB, Sustainable Neighborhood Bonds, Series A, 4.15%, 11/01/38	1,280	1,432,896
City of New York Municipal Water Finance Authority, Refunding RB, Series FF, 5.00%, 06/15/45	3,859	4,162,667
City of New York Transitional Finance Authority Future Tax Secured Revenue, RB, Future Tax Secured Subordinate Bonds, Series C, 3.00%, 05/01/46	1,488	1,596,937
City of New York Water & Sewer System, Refunding RB, Water & Sewer System, 2nd General Resolution, Series BB, 5.25%, 12/15/21(c)	4,408	4,716,400
Hudson Yards Infrastructure Corp., RB, Senior-Fiscal 2012(g):
5.75%, 02/15/21(c)	799	820,986
5.75%, 02/15/47	491	505,046
New York Liberty Development Corp., ARB, 1 World Trade Center Port Authority Consolidated Bonds, 5.25%, 12/15/43	4,365	4,612,584
New York Liberty Development Corp., Refunding RB, 4 World Trade Center Project, 5.75%, 11/15/51(g)	2,560	2,724,449
State of New York Power Authority, Refunding RB, Series A, 4.00%, 11/15/60	1,740	2,066,911

		22,638,876

Pennsylvania — 2.0%
Commonwealth of Pennsylvania, GO, 1st Series, 4.00%, 03/01/36(g)	1,769	2,078,516
Pennsylvania Turnpike Commission, RB, Subordinate, Series A, 5.50%, 12/01/42	1,514	1,815,721

		3,894,237

Rhode Island — 1.1%
Rhode Island Housing & Mortgage Finance Corp., Refunding RB, S/F Housing, Home Ownership Opportunity Bonds, Series 69-B (Ginnie Mae, Fannie Mae & Freddie Mac):
3.55%, 10/01/33	1,440	1,592,741
3.95%, 10/01/43	514	561,200

		2,153,941

South Carolina — 1.2%
South Carolina Ports Authority, ARB, Series B, AMT, 4.00%, 07/01/49(g)	2,235	2,468,826

Texas — 4.8%
County of Hidalgo Texas, GOL, Certificates of Obligation, Series A, 4.00%, 08/15/43	2,703	3,169,892
North Texas Tollway Authority, RB, Special Projects System, Series A, 5.50%, 09/01/21(c)	3,480	3,678,812
Texas Department of Housing & Community Affairs, RB, S/F Housing, Series A:
3.00%, 09/01/45	611	640,113
3.00%, 03/01/50	1,159	1,212,871

26	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2020	BlackRock MuniYield Investment Fund (MYF) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Texas (continued)
Texas Department of Housing & Community Affairs, RB, S/F Housing, Series A (Ginnie Mae):
3.63%, 09/01/44	$495	$539,493
3.75%, 09/01/49	271	295,779

		9,536,960

Washington — 0.9%
Washington Health Care Facilities Authority, Refunding RB, Multicare Health System, Series B, 4.13%, 08/15/43	1,641	1,797,467

Wisconsin — 0.9%
Wisconsin Housing & Economic Development Authority, RB, M/F Housing, Series A, 4.30%, 11/01/53	1,605	1,797,504

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 52.8% (Cost — $99,022,153)		105,134,575

Total Long-Term Investments — 159.4% (Cost — $294,898,223)		317,584,955

Security	Shares	Value

Short-Term Securities — 0.1%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.04%(h)(i)	230,867	$230,913

Total Short-Term Securities — 0.1% (Cost — $230,913)		230,913

Total Investments — 159.5% (Cost — $295,129,136)		317,815,868

Other Assets Less Liabilities — 0.1%		123,744

Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (29.9)%		(59,490,831)

VRDP Shares, at Liquidation Value, Net of Deferred Offering Costs — (29.7)%		(59,160,544)

Net Assets Applicable to Common Shares — 100.0%		$199,288,237

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Zero-coupon bond.
(c)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(d)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(e)	When-issued security.
(f)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(g)

All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire December 15, 2020 to February 15, 2047 is $12,525,106. See Note 4 of the Notes to Financial Statements for details.

(h)	Annualized 7-day yield as of period end.
(i)

Investments in issuers considered to be an affiliate/affiliates of the Fund during the year ended July 31, 2020 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated	Shares Held at 07/31/19	Shares Purchased	Shares Sold		Shares Held at 07/31/20	Value at 07/31/20	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, MuniCash, Institutional Class	382,946	—	(152,079	)(b)	230,867	$230,913	$8,589	$2,147	$—

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares purchased (sold).

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Derivative Financial Instruments Categorized by Risk Exposure

For the year ended July 31, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$(2,285,216)	$—	$(2,285,216)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$89,723	$—	$89,723

SCHEDULES OF INVESTMENTS	27

Schedule of Investments (continued) July 31, 2020	BlackRock MuniYield Investment Fund (MYF)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$—	(a)
Average notional value of contracts — short	$5,740,262

(a)	Derivative not held at any quarter-end. The risk exposure table serves as an indicator of activity during the period.

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments	$—	$317,584,955	$—	$317,584,955
Short-Term Securities	230,913	—	—	230,913

	$230,913	$317,584,955	$—	$317,815,868

The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
TOB Trust Certificates	$—	$(59,392,855)	$—	$(59,392,855)
VRDP Shares at Liquidation Value	—	(59,400,000)	—	(59,400,000)

	$—	$(118,792,855)	$—	$(118,792,855)

See notes to financial statements.

28	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments July 31, 2020	BlackRock MuniYield New Jersey Fund, Inc. (MYJ) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds — 131.2%

New Jersey — 119.7%

Corporate — 7.9%
County of Middlesex New Jersey Improvement Authority, RB, Heldrich Center Hotel, Sub-Series B, 6.25%, 01/01/37	$2,350	$47,000
New Jersey Economic Development Authority, RB, State House Project, Series B, 5.00%, 06/15/35	3,750	4,418,250
New Jersey EDA, RB:
Continental Airlines, Inc. Project, Series A, AMT, 5.63%, 11/15/30	1,730	1,794,200
Continental Airlines, Inc. Project, Series B, AMT, 5.63%, 11/15/30	7,195	7,490,858
Motor Vehicle Surcharge, Series A (NPFGC), 5.25%, 07/01/25(a)	415	513,210
Motor Vehicle Surcharge, Series A (NPFGC), 5.25%, 07/01/25	3,450	3,873,694
Provident Group-Kean Properties, Series A, 5.00%, 07/01/47	440	416,539
New Jersey EDA, Refunding RB:
American Water Co., Inc, AMT, Series A, 2.20%, 10/01/39(b)	2,130	2,180,396
Cigarette Tax, 5.00%, 06/15/26	1,250	1,296,125
Duke Farms Foundation Project, 4.00%, 07/01/46	2,255	2,578,322
Provident Group-Monteclair Properties LLC (AGM), 5.00%, 06/01/37	2,280	2,721,887
Sub Series A, 5.00%, 07/01/33	1,175	1,332,709
Sub Series A, 4.00%, 07/01/34	1,270	1,343,533
Teaneck Community Charter School Project, Series A, 4.25%, 09/01/27(c)	210	219,610

		30,226,333

County/City/Special District/School District — 21.6%
Casino Reinvestment Development Authority, Inc., Refunding RB:
5.25%, 11/01/39	2,280	2,359,686
5.25%, 11/01/44	12,000	12,339,120
City of Bayonne New Jersey, GO, Refunding, Qualified General Improvement (BAM):
5.00%, 07/01/33	1,565	1,912,086
5.00%, 07/01/35	2,425	2,951,419
City of Margate New Jersey, GO, Refunding, Improvement 5.00%, 01/15/21(d)	3,470	3,545,438
County of Essex New Jersey Improvement Authority, RB, Covanta Project (AMT), 5.25%, 07/01/45(c)	6,365	6,370,665
County of Essex New Jersey Improvement Authority, Refunding RB, Project Consolidation (NPFGC):
5.50%, 10/01/28	4,540	6,182,481
5.50%, 10/01/29	8,505	11,864,560
County of Mercer New Jersey Improvement Authority, RB, Courthouse Annex Project, 5.00%, 09/01/40	2,480	2,984,680
County of Middlesex New Jersey, COP, Refunding, Civic Square IV Redevelopment, 5.00%, 10/15/31	2,840	3,433,532
County of Monmouth Improvement Authority, RB, Series B:
4.00%, 12/01/37	500	611,935
(GTD), 4.00%, 12/01/38	510	622,032
County of Union New Jersey Improvement Authority, LRB, Guaranteed Lease, Family Court Building Project, 5.00%, 05/01/42	2,320	2,490,682
County of Union New Jersey Utilities Authority, Refunding RB, Resources Recovery Facility, Covanta Union, Inc., AMT, Series A, 5.25%, 12/01/31	670	707,694
Essex County Improvement Authority, RB, Govermental Loan Revenue Bonds, 4.00%, 11/01/49	465	525,613

Security	Par (000)	Value

County/City/Special District/School District (continued)
Ewing Township Board of Education, GO:
4.00%, 07/15/38	$1,190	$1,411,530
4.00%, 07/15/39	1,090	1,290,189
Monroe Township Board of Education Middlesex County, GO, Refunding, 5.00%, 03/01/25(d)	2,750	3,343,065
New Jersey EDA, RB:
Kapkowski Road Landfill Project, Series B, AMT, 6.50%, 04/01/31	4,590	4,909,693
School Facilities Construction, Series EEE, 5.00%, 06/15/43	4,450	5,108,689
State House Project, Series B, Remark 10, 5.00%, 06/15/43	2,235	2,565,825
New Jersey EDA, Refunding RB, Special Assessment, Kapkowski Road Landfill Project, 6.50%, 04/01/28	4,750	5,260,340

		82,790,954

Education — 19.1%
County of Atlantic New Jersey Improvement Authority, RB, Stockton University Atlantic City, Series A (AGM), 4.00%, 07/01/46	950	1,028,717
New Jersey EDA, RB:
Beloved Community Charter School, Inc. Project, Series A, 5.00%, 06/15/49(c)	970	996,850
Beloved Community Charter School, Inc. Project, Series A, 5.00%, 06/15/54(c)	730	745,549
Foundation Academy Charter School Project, Series A, 5.00%, 07/01/38	160	173,579
Foundation Academy Charter School Project, Series A, 5.00%, 07/01/50	410	442,320
Friends of Vineland Public Charter School Projects, Series A, 5.25%, 11/01/54(c)	1,805	1,799,296
Golden Door Charter School Project, Series A, 5.13%, 11/01/29(c)	150	162,489
Golden Door Charter School Project, Series A, 6.25%, 11/01/38(c)	440	492,804
Golden Door Charter School Project, Series A, 6.50%, 11/01/52(c)	2,490	2,768,980
Hatikvah International Academy Charter School Project, Series A, 5.00%, 07/01/27(c)	330	352,097
Hatikvah International Academy Charter School Project, Series A, 5.25%, 07/01/37(c)	1,030	1,080,625
Hatikvah International Academy Charter School Project, Series A, 5.38%, 07/01/47(c)	1,685	1,744,177
School Facilities Construction, 4.00%, 06/15/49	2,380	2,528,583
Team Academy Charter School Project, 6.00%, 10/01/33	4,745	5,174,090
Team Academy Charter School Project, Series A, 5.00%, 12/01/48	4,475	4,975,976
New Jersey EDA, Refunding RB, Series A(c):
Greater Brunswick Charter School, Inc. Project, 5.63%, 08/01/34	630	658,936
Greater Brunswick Charter School, Inc. Project, 5.88%, 08/01/44	1,070	1,113,506
Greater Brunswick Charter School, Inc. Project, 6.00%, 08/01/49	555	579,176
Teaneck Community Charter School Project, 5.00%, 09/01/37	805	849,195
Teaneck Community Charter School Project, 5.13%, 09/01/52	1,700	1,755,454
New Jersey Educational Facilities Authority, RB:
Green Bond, Series A, 5.00%, 07/01/45	1,075	1,270,209
Higher Educational Capital Improvement Fund, Series A, 5.00%, 09/01/32	4,000	4,456,840

SCHEDULES OF INVESTMENTS	29

Schedule of Investments (continued) July 31, 2020	BlackRock MuniYield New Jersey Fund, Inc. (MYJ) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Education (continued)
Series C, 3.25%, 07/01/49	$475	$498,194
Series C, 4.00%, 07/01/50	400	451,272
New Jersey Educational Facilities Authority, Refunding RB:
Montclair State University, Series A, 5.00%, 07/01/44	12,960	14,452,992
Ramapo College, Series B, 5.00%, 07/01/42	690	735,050
Seton Hall University, Series D, 5.00%, 07/01/38	500	537,575
Stevens Institute of Technology, Series A, 4.00%, 07/01/47	955	1,014,831
Stockton University, Series A, 5.00%, 07/01/28	915	1,104,597
New Jersey Higher Education Student Assistance Authority, RB, Student Loan, AMT:
Series 1A, 5.00%, 12/01/22	915	981,969
Sub-Series C, 4.00%, 12/01/48	1,450	1,512,278
New Jersey Higher Education Student Assistance Authority, Refunding RB, AMT:
Series 1, 5.75%, 12/01/29	2,585	2,714,664
Sub-Series C, 3.63%, 12/01/49	1,925	1,959,708
New Jersey Institute of Technology, RB, Series A:
5.00%, 07/01/22(d)	2,455	2,681,891
5.00%, 07/01/40	3,000	3,545,160
5.00%, 07/01/45	4,500	5,275,350
State of New Jersey Turnpike Authority, RB, Series E, 5.00%, 01/01/45	720	815,299

		73,430,278

Health — 8.7%
County of Camden Improvement Authority, Refunding RB, 5.00%, 02/15/34	590	649,112
New Jersey EDA, Refunding RB, Cranes Mill Project:
5.00%, 01/01/34	555	562,143
5.00%, 01/01/39	555	551,975
New Jersey Health Care Facilities Financing Authority, RB:
Inspira Health Obligated Group, 5.00%, 07/01/42	1,685	1,981,796
Robert Wood Johnson University Hospital, Series A, 5.50%, 07/01/43	2,400	2,685,336
Valley Health System Obligated Group, 4.00%, 07/01/44	2,755	3,087,529
New Jersey Health Care Facilities Financing Authority, Refunding RB:
AHS Hospital Corp., 6.00%, 07/01/21(d)	4,990	5,255,318
AHS Hospital Corp., 4.00%, 07/01/41	1,400	1,568,294
Princeton Healthcare System, 5.00%, 07/01/34	860	1,034,468
Princeton Healthcare System, 5.00%, 07/01/39	2,530	3,011,914
RWJ Barnabas Health Obligated Group, Series A, 4.00%, 07/01/43	1,635	1,799,187
RWJ Barnabas Health Obligated Group, Series A, 5.00%, 07/01/43	3,305	3,889,357
St. Barnabas Health Care System, Series A, 5.63%, 07/01/21(d)	6,990	7,336,704

		33,413,133

Housing — 2.5%
New Jersey Housing & Mortgage Finance Agency, Refunding RB:
M/F Housing, Series A, 4.00%, 11/01/48	305	331,520
M/F Housing, Series A, 4.10%, 11/01/53	180	195,187
M/F, Series D, AMT, 4.25%, 11/01/37	1,260	1,377,167
S/F Housing, Series A, 3.75%, 10/01/35	2,665	3,011,050
S/F Housing, Series E, 2.25%, 10/01/40(e)	1,365	1,370,146
S/F Housing, Series E, 2.40%, 10/01/45(e)	1,050	1,053,959
Newark Housing Authority Scholarship Foundation A New Jersey Non (The), RB, M/F Housing, Series A, 5.00%, 12/01/30	2,000	2,277,480

		9,616,509

Security	Par (000)	Value

State — 6.6%
Garden State Preservation Trust, RB, CAB, Series B (AGM)(f):
0.00%, 11/01/23	$1,460	$1,386,066
0.00%, 11/01/26	6,000	5,279,280
0.00%, 11/01/27	4,000	3,421,200
0.00%, 11/01/28	4,540	3,760,437
New Jersey EDA, Refunding RB:
Cigarette Tax, 5.00%, 06/15/28	975	1,009,993
Cigarette Tax, 5.00%, 06/15/29	2,260	2,341,428
Cigarette Tax (AGM), 5.00%, 06/15/22	3,690	3,877,599
School Facilities Construction, Series GG, 5.25%, 09/01/27	4,295	4,402,847

		25,478,850

Tobacco — 6.8%
Tobacco Settlement Financing Corp., Refunding RB:
Series A, 5.00%, 06/01/46	7,000	8,136,240
Series A, 5.25%, 06/01/46	1,595	1,884,157
Sub-Series B, 5.00%, 06/01/46	14,375	16,172,019

		26,192,416

Transportation — 42.1%
Delaware River Port Authority of Pennsylvania & New Jersey, RB, 5.00%, 01/01/40	4,000	4,530,800
New Jersey EDA, RB, Goethals Bridge Replacement Project, AMT:
5.38%, 01/01/43	15,780	17,386,720
Private Activity Bond (AGM), 5.00%, 01/01/31	1,000	1,115,980
New Jersey EDA, Refunding RB, AMT, 5.00%, 10/01/37	2,750	2,997,445
New Jersey State Turnpike Authority, RB, Series A:
5.00%, 07/01/22(d)	6,000	6,554,700
5.00%, 07/01/22(d)	1,015	1,108,776
5.00%, 01/01/35	1,060	1,277,703
New Jersey State Turnpike Authority, Refunding RB:
Series A, 5.00%, 01/01/22(d)	1,000	1,068,280
Series B, 5.00%, 01/01/34	1,150	1,418,651
Series G, 4.00%, 01/01/43	1,445	1,623,775
New Jersey Transportation Trust Fund Authority, RB:
CAB, Transportation System, Series C (AGM), 0.00%, 12/15/32(f)	5,250	3,742,462
CAB, Transportation System, Series C (AMBAC), 0.00%, 12/15/35(f)	4,140	2,488,595
Federal Highway Reimbursement Revenue Notes, Series A, 5.00%, 06/15/30	2,000	2,321,280
Series BB, 4.00%, 06/15/50	2,690	2,843,169
Transportation Program Notes, Series BB, 5.00%, 06/15/33	1,110	1,315,339
Transportation Program, Series AA, 5.00%, 06/15/38	9,490	10,362,321
Transportation Program, Series AA, 5.25%, 06/15/41	5,000	5,567,500
Transportation System, Series A, 5.50%, 06/15/21(d)	8,330	8,714,596
Transportation System, Series A, 6.00%, 06/15/21(d)	11,440	12,018,521
Transportation System, Series A, 5.00%, 06/15/42	6,885	7,230,902
Transportation System, Series AA, 5.50%, 06/15/39	8,205	8,959,696
New Jersey Transportation Trust Fund Authority, Refunding RB:
Federal Highway Reimbursement, Series A, 5.00%, 06/15/31	5,540	6,401,858
Transportation System Bond, 4.00%, 12/15/39	1,000	1,078,430
Transportation System, Series A, 5.00%, 12/15/32	3,530	4,194,487
Transportation System, Series A, 5.00%, 12/15/35	905	1,064,361
Transportation System, Series A, 5.00%, 12/15/36	500	585,670
Port Authority of New York & New Jersey, ARB:
Consolidated Bonds, 218th Series, AMT, 4.00%, 11/01/34	3,285	3,868,942

30	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2020	BlackRock MuniYield New Jersey Fund, Inc. (MYJ) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Transportation (continued)
Consolidated Bonds, 218th Series, AMT, 4.00%, 11/01/47	$4,970	$5,613,764
Consolidated, 93rd Series, 6.13%, 06/01/94	5,000	5,994,100
JFK International Air Terminal, Series 8, 6.00%, 12/01/42	4,580	4,644,807
Port Authority of New York & New Jersey, Refunding ARB, Consolidated:
166th Series, 5.25%, 07/15/36	8,500	8,673,315
172nd Series, AMT, 5.00%, 10/01/34	2,500	2,666,000
206th Series, AMT, 5.00%, 11/15/47	1,525	1,806,805
South Jersey Port Corp., Refunding ARB, Marine Terminal, Series B, AMT, 5.00%, 01/01/48	7,620	8,243,240
State of New Jersey Turnpike Authority, RB, Series A, 4.00%, 01/01/48	2,000	2,260,940

		161,743,930

Utilities — 4.4%
New Jersey EDA, Refunding RB, New Jersey Natural Gas Company Project:
3.38%, 04/01/38	1,810	1,904,518
3.50%, 04/01/42	1,355	1,421,192
Passaic Valley Sewerage Commission, Refunding RB, Series J:
3.00%, 12/01/40	920	995,863
3.00%, 12/01/41	940	1,014,392
3.00%, 12/01/42	965	1,038,716
3.00%, 12/01/43	985	1,057,289
3.00%, 12/01/44	1,005	1,075,873
3.00%, 12/01/45	1,030	1,100,627
Rahway Valley Sewerage Authority, RB, CAB, Series A (NPFGC)(f):
0.00%, 09/01/31	6,000	5,054,820
0.00%, 09/01/33	2,650	2,110,195

		16,773,485

Total Municipal Bonds in New Jersey		459,665,888

New York — 4.7%

Transportation — 4.7%
Port Authority of New York & New Jersey, ARB:
Consolidated, 169th Series, 5.00%, 10/15/41	250	261,278
JFK International Air Terminal LLC, Special Project, Series 6, AMT (NPFGC), 5.75%, 12/01/22	3,800	3,810,108
Port Authority of New York & New Jersey, RB, Consolidated Bonds, 221th Series, AMT, 4.00%, 07/15/45	2,165	2,472,776
Port Authority of New York & New Jersey, Refunding ARB, Consolidated, 206th Series, AMT, 5.00%, 11/15/42	1,365	1,634,151
Port Authority of New York & New Jersey, Refunding RB, Consolidated Bonds:
200th Series, 5.00%, 09/01/36	2,495	3,212,013
212th Series, 4.00%, 09/01/37	5,635	6,722,780

		18,113,106

Total Municipal Bonds in New York		18,113,106

Pennsylvania — 0.6%

Utilities — 0.6%
Guam Government Waterworks Authority, RB, Series A, 5.00%, 01/01/50	1,930	2,362,455

Security	Par (000)	Value

Puerto Rico — 6.2%

State — 4.2%
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, Restructured:
CAB, Series A-1, 0.00%, 07/01/46(f)	$4,385	$1,278,096
Series A-1, 4.75%, 07/01/53	2,225	2,362,505
Series A-1, 5.00%, 07/01/58	8,535	9,192,366
Series A-2, 4.33%, 07/01/40	1,131	1,176,364
Series A-2, 4.78%, 07/01/58	2,028	2,159,719

		16,169,050

Tobacco — 0.4%
Children’s Trust Fund, Refunding RB, Tobacco Settlement Asset-Backed Bonds:
5.50%, 05/15/39	760	760,228
5.63%, 05/15/43	790	790,158

		1,550,386

Utilities — 1.6%
Commonwealth of Puerto Rico Aqueduct & Sewer Authority, RB, Senior Lien, Series A:
5.00%, 07/01/33	2,995	3,074,577
5.13%, 07/01/37	855	879,581
Commonwealth of Puerto Rico Aqueduct & Sewer Authority, Refunding RB, Senior Lien, Series A, 6.00%, 07/01/38	1,980	1,997,563

		5,951,721

Total Municipal Bonds in Puerto Rico		23,671,157

Total Municipal Bonds — 131.2% (Cost — $467,145,284)		503,812,606

Municipal Bonds Transferred to Tender Option Bond Trusts(g) — 32.6%

New Jersey — 32.6%

County/City/Special District/School District — 8.3%
County of Hudson New Jersey Improvement Authority, RB, Hudson County Vocational-Technical Schools Project, 5.25%, 05/01/51	2,560	3,060,019
County of Union New Jersey Utilities Authority, Refunding RB, Series A, AMT:
County Deficiency Agreement, 5.00%, 06/15/41	6,982	7,242,528
Resource Recovery Facility, Covanta Union, Inc., 5.25%, 12/01/31	20,310	21,452,641

		31,755,188

Education — 8.1%
New Jersey EDA, Refunding RB, New Jersey Natural Gas Company Project, AMT(h):
3.00%, 08/01/41	7,879	8,034,928
3.00%, 08/01/43	11,331	11,555,852
Rutgers — The State University of New Jersey, Refunding RB, Series L, 5.00%, 05/01/23(d)	10,000	11,325,000

		30,915,780

Health — 1.6%
New Jersey Health Care Facilities Financing Authority, RB, Inspira Health Obligated Group, 4.00%, 07/01/47	5,555	6,086,446

State — 4.1%
Garden State Preservation Trust, RB, Election of 2005, Series A (AGM), 5.75%, 11/01/28	5,460	6,977,825
New Jersey EDA, Refunding RB, School Facilities Construction, Series NN, 5.00%, 03/01/29(h)	8,017	8,706,355

		15,684,180

SCHEDULES OF INVESTMENTS	31

Schedule of Investments (continued) July 31, 2020	BlackRock MuniYield New Jersey Fund, Inc. (MYJ) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Transportation — 10.5%
New Jersey State Turnpike Authority, RB, Series A, 5.00%, 07/01/22(d)(h)	$13,520	$14,769,924
New Jersey Transportation Trust Fund Authority, RB, Transportation System, Series B, 5.25%, 06/15/36(h)	8,502	8,747,329
Port Authority of New York & New Jersey, Refunding ARB, Consolidated, 169th Series, AMT, 5.00%, 10/15/41	16,255	16,987,954

		40,505,207

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 32.6% (Cost — $118,229,463)		124,946,801

Total Long-Term Investments — 163.8% (Cost — $585,374,747)		628,759,407

	Shares

Short-Term Securities — 1.0%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.04%(i)(j)	4,005,765	4,006,566

Total Short-Term Securities — 1.0% (Cost — $4,004,239)		4,006,566

Total Investments — 164.8% (Cost — $589,378,986)		632,765,973

Other Assets Less Liabilities — 0.2%		682,788

Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (18.2)%		(69,828,374)

VRDP Shares, at Liquidation Value, Net of Deferred Offering Costs — (46.8)%		(179,692,458)

Net Assets Applicable to Common Shares — 100.0%		$383,927,929

(a)	Security is collateralized by municipal bonds or U.S. Treasury obligations.
(b)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(e)	When-issued security.
(f)	Zero-coupon bond.
(g)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(h)

All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire between September 1, 2020 to February 1, 2037 is $32,540,735. See Note 4 of the Notes to Financial Statements for details.

(i)	Annualized 7-day yield as of period end.

(j)

Investments in issuers considered to be an affiliate/affiliates of the Fund during the year ended July 31, 2020 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Shares Held at 07/31/19	Shares Purchased		Shares Sold	Shares Held at 07/31/20	Value at 07/31/20	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, MuniCash, Institutional Class	207	4,005,558	(b)	—	4,005,765	$4,006,566	$25,846	$21	$2,327

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares purchased (sold).

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Derivative Financial Instruments Categorized by Risk Exposure

For the year ended July 31, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$(4,387,343)	$—	$(4,387,343)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$218,650	$—	$218,650

32	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2020	BlackRock MuniYield New Jersey Fund, Inc. (MYJ)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts – long	$—	(a)
Average notional value of contracts – short	13,013,938

(a)	Derivative not held at any quarter-end. The risk exposure table serves as an indicator of activity during the period.

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments	$—	$628,759,407	$—	$628,759,407
Short-Term Securities	4,006,566	—	—	4,006,566

	$4,006,566	$628,759,407	$—	$632,765,973

The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
TOB Trust Certificates	$—	$(69,740,251)	$—	$(69,740,251)
VRDP Shares at Liquidation Value	—	(180,000,000)	—	(180,000,000)

	$—	$(249,740,251)	$—	$(249,740,251)

See notes to financial statements.

SCHEDULES OF INVESTMENTS	33

Statements of Assets and Liabilities

July 31, 2020

	MZA	MYC	MYF	MYJ

ASSETS
Investments at value — unaffiliated(a)	$106,477,072	$550,357,256	$317,584,955	$628,759,407
Investments at value — affiliated(b)	2,704,950	3,424,210	230,913	4,006,566
Receivables:
Investments sold	—	—	646,600	—
Dividends — affiliated	90	51	23	326
Interest — unaffiliated	683,782	5,796,394	2,935,993	4,793,195
Prepaid expenses	45,232	84,565	67,072	213,427

Total assets	109,911,126	559,662,476	321,465,556	637,772,921

ACCRUED LIABILITIES
Bank overdraft	—	60,895	35,968	—
Payables:
Investments purchased	—	—	2,408,661	2,415,000
Income dividend distributions — Common Shares	236,468	921,038	767,981	1,461,565
Interest expense and fees	516	116,591	97,976	88,123
Investment advisory fees	45,843	233,861	133,270	264,708
Directors’ and Officer’s fees	566	2,211	1,454	36,215
Other accrued expenses	66,478	171,029	121,457	146,672
Reorganization costs	48,009	—	57,153	—

Total accrued liabilities	397,880	1,505,625	3,623,920	4,412,283

OTHER LIABILITIES
TOB Trust Certificates	3,500,000	104,690,676	59,392,855	69,740,251
VRDP Shares, at liquidation value of $100,000 per share, net of deferred offering costs(c)(d)(e)	37,127,895	105,667,064	59,160,544	179,692,458

Total other liabilities	40,627,895	210,357,740	118,553,399	249,432,709

Total liabilities	41,025,775	211,863,365	122,177,319	253,844,992

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$68,885,351	$347,799,111	$199,288,237	$383,927,929

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS CONSIST OF
Paid-in capital(f)(g)	$60,845,925	$303,321,072	$183,788,704	$347,568,815
Accumulated earnings	8,039,426	44,478,039	15,499,533	36,359,114

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$68,885,351	$347,799,111	$199,288,237	$383,927,929

Net asset value per Common Share	$14.86	$16.24	$14.53	$15.89

(a) Investments at cost — unaffiliated	$96,971,468	$504,929,705	$294,898,223	$585,374,747
(b) Investments at cost — affiliated	$2,704,213	$3,424,203	$230,913	$4,004,239
(c) Preferred Shares outstanding, par value $0.10 per share	373	1,059	—	1,800
(d) Preferred Shares outstanding, par value $0.05 per share	—	—	594	—
(e) Preferred Shares authorized	1,985	8,059	1,000,000	5,782
(f) Common Shares outstanding, par value $0.10 per share	4,636,620	21,419,494	13,713,952	24,158,105
(g) Common Shares authorized	199,998,015	199,991,941	Unlimited	199,994,218

See notes to financial statements.

34	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations

Year Ended July 31, 2020

	MZA	MYC	MYF	MYJ

INVESTMENT INCOME
Dividends — affiliated	$8,967	$35,077	$8,589	$25,846
Interest — unaffiliated	4,149,586	17,947,441	12,998,911	25,722,895

Total investment income	4,158,553	17,982,518	13,007,500	25,748,741

EXPENSES
Investment advisory	543,130	2,770,635	1,566,386	3,150,685
Professional	48,658	93,359	75,230	85,459
Reorganization costs	48,009	—	57,153	—
Rating agency	47,209	47,209	47,209	47,209
Accounting services	28,774	90,397	58,684	99,102
Transfer agent	15,517	27,677	27,955	28,345
Registration	9,770	8,904	8,921	8,921
Directors and Officer	5,906	23,146	14,261	26,382
Printing	3,661	6,258	5,205	6,935
Custodian	2,897	26,354	10,971	42,153
Liquidity fees	—	767,329	430,399	—
Remarketing fees on Preferred Shares	—	44,377	24,891	—
Miscellaneous	11,655	14,571	14,150	13,989

Total expenses excluding interest expense, fees and amortization of offering costs	765,186	3,920,216	2,341,415	3,509,180
Interest expense, fees and amortization of offering costs(a)	739,958	3,126,362	1,656,679	4,457,485

Total expenses	1,505,144	7,046,578	3,998,094	7,966,665
Less fees waived and/or reimbursed by the Manager	(1,095)	(1,907)	(709)	(5,195)

Total expenses after fees waived and/or reimbursed	1,504,049	7,044,671	3,997,385	7,961,470

Net investment income	2,654,504	10,937,847	9,010,115	17,787,271

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(695,295)	4,658,924	(400,373)	38,035
Investments — affiliated	829	398	2,147	21
Futures contracts	(997,468)	(4,053,595)	(2,285,216)	(4,387,343)

	(1,691,934)	605,727	(2,683,442)	(4,349,287)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	1,893,219	13,718,743	3,443,906	(591,365)
Investments — affiliated	737	7	—	2,327
Futures contracts	91,271	324,166	89,723	218,650

	1,985,227	14,042,916	3,533,629	(370,388)

Net realized and unrealized gain (loss)	293,293	14,648,643	850,187	(4,719,675)

NET INCREASE IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS RESULTING FROM OPERATIONS	$2,947,797	$25,586,490	$9,860,302	$13,067,596

(a)	Related to TOB Trusts and/or VRDP Shares.

See notes to financial statements.

FINANCIAL STATEMENTS	35

Statements of Changes in Net Assets

	MZA		MYC
	Year Ended July 31,		Year Ended July 31,
	2020	2019	2020	2019

INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS

OPERATIONS
Net investment income	$2,654,504	$2,586,685	$10,937,847	$11,922,364
Net realized gain (loss)	(1,691,934)	(108,631)	605,727	174,630
Net change in unrealized appreciation	1,985,227	3,484,641	14,042,916	14,883,310

Net increase in net assets applicable to Common Shareholders resulting from operations	2,947,797	5,962,695	25,586,490	26,980,304

DISTRIBUTIONS TO COMMON SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to Common Shareholders	(2,508,411)	(2,689,234)	(12,439,349)	(16,073,381)

CAPITAL SHARE TRANSACTIONS
Reinvestment of common distributions	—	19,555	—	—

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Total increase in net assets applicable to Common Shareholders	439,386	3,293,016	13,147,141	10,906,923
Beginning of year	68,445,965	65,152,949	334,651,970	323,745,047

End of year	$68,885,351	$68,445,965	$347,799,111	$334,651,970

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

36	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets  (continued)

	MYF		MYJ
	Year Ended July 31,		Year Ended July 31,
	2020	2019	2020	2019

INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS

OPERATIONS
Net investment income	$9,010,115	$10,029,486	$17,787,271	$17,449,927
Net realized loss	(2,683,442)	(127,374)	(4,349,287)	(1,721,661)
Net change in unrealized appreciation (depreciation)	3,533,629	3,287,331	(370,388)	14,031,712

Net increase in net assets applicable to Common Shareholders resulting from operations	9,860,302	13,189,443	13,067,596	29,759,978

DISTRIBUTIONS TO COMMON SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to Common Shareholders	(9,241,727)	(10,524,964)	(17,538,784)	(17,538,784)

CAPITAL SHARE TRANSACTIONS
Reinvestment of common distributions	24,480	203,374	—	—

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Total increase (decrease) in net assets applicable to Common Shareholders	643,055	2,867,853	(4,471,188)	12,221,194
Beginning of year	198,645,182	195,777,329	388,399,117	376,177,923

End of year	$199,288,237	$198,645,182	$383,927,929	$388,399,117

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

FINANCIAL STATEMENTS	37

Statements of Cash Flows

Year Ended July 31, 2020

	MZA	MYC	MYF	MYJ

CASH PROVIDED BY (USED FOR) OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$2,947,797	$25,586,490	$9,860,302	$13,067,596
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Proceeds from sales of long-term investments	16,642,076	304,687,344	95,281,304	87,666,953
Purchases of long-term investments	(15,804,958)	(284,479,852)	(91,361,755)	(92,100,122)
Net proceeds from sales (purchases) of short-term securities	(713,504)	(3,423,805)	154,256	(978,781)
Amortization of premium and accretion of discount on investments and other fees	571,025	5,452,343	789,226	1,710,482
Net realized (gain) loss on investments	694,466	(4,659,322)	398,226	(38,056)
Net unrealized (appreciation) depreciation on investments	(1,893,956)	(13,718,750)	(3,443,906)	589,038

(Increase) Decrease in Assets:
Receivables:
Dividends — affiliated	1,800	1,096	932	155
Interest — unaffiliated	(4,892)	814,310	635,125	137,050
Variation margin on futures contracts	438	3,660	1,000	3,125
Prepaid expenses	(12,668)	(10,544)	(11,612)	(16,165)

Increase (Decrease) in Liabilities:
Payables:
Interest expense and fees	(3,928)	(456,245)	(214,446)	(113,291)
Investment advisory fees	(297)	(4,258)	(2,341)	(1,200)
Directors’ and Officer’s fees	38	147	129	399
Other accrued expenses	(58,929)	(90,284)	(125,109)	(43,253)
Reorganization costs	48,009	—	57,153	—
Variation margin on futures contracts	(24,688)	(143,722)	(53,359)	(93,609)

Net cash provided by operating activities	2,387,829	29,558,608	11,965,125	9,790,321

CASH PROVIDED BY (USED FOR) FINANCING ACTIVITIES
Cash dividends paid to Common Shareholders	(2,471,318)	(12,439,349)	(9,217,153)	(17,538,784)
Repayments of TOB Trust Certificates	—	(58,684,633)	(25,893,811)	(599,955)
Repayments of Loan for TOB Trust Certificates	—	(12,435,282)	(2,691,631)	(599,955)
Proceeds from TOB Trust Certificates	—	41,210,282	22,946,281	10,204,955
Proceeds from Loan for TOB Trust Certificates	—	12,435,282	2,691,631	599,955
Increase (decrease) in bank overdraft	—	(91,137)	35,968	(2,186,673)
Amortization of deferred offering costs	6,489	10,729	8,337	20,986

Net cash used for financing activities	(2,464,829)	(29,994,108)	(12,120,378)	(10,099,471)

CASH
Net decrease in restricted and unrestricted cash	(77,000)	(435,500)	(155,253)	(309,150)
Restricted and unrestricted cash at beginning of year	77,000	435,500	155,253	309,150

Restricted and unrestricted cash at end of year	$—	$—	$—	$—

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid during the year for interest expense	$737,397	$3,571,878	$1,862,778	$4,549,790

NON-CASH FINANCING ACTIVITIES
Capital shares issued in reinvestment of distributions paid to Common Shareholders	—	—	24,480	—

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AT THE BEGINNING OF YEAR TO THE STATEMENTS OF ASSETS AND LIABILITIES
Cash	$5,000	$—	$9,703	$—
Cash pledged for futures contracts	72,000	435,500	145,550	309,150

	$77,000	$435,500	$155,253	$309,150

See notes to financial statements.

38	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

(For a share outstanding throughout each period)

	MZA

	Year Ended July 31,
	2020		2019	2018	2017	2016

Net asset value, beginning of year	$14.76		$14.06	$14.56	$15.42	$14.72

Net investment income(a)	0.57		0.56	0.66	0.72	0.77
Net realized and unrealized gain (loss)	0.07		0.72	(0.47)	(0.84)	0.75

Net increase (decrease) from investment operations	0.64		1.28	0.19	(0.12)	1.52

Distributions to Common Shareholders from net investment income(b)	(0.54)		(0.58)	(0.69)	(0.74)	(0.82)

Net asset value, end of year	$14.86		$14.76	$14.06	$14.56	$15.42

Market price, end of year	$14.34		$14.03	$14.45	$16.59	$17.68

Total Return Applicable to Common Shareholders(c)
Based on net asset value	4.70%		9.62%	1.22%	(0.72)%	10.11%

Based on market price	6.29%		1.38%	(8.71)%	(1.34)%	9.96%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	2.22	%(e)	2.63%	2.28%	2.00%	1.64%

Total expenses after fees waived and/or reimbursed	2.22	%(e)	2.63%	2.28%	2.00%	1.64%

Total expenses after fees waived and/or reimbursed and excluding interest expense and fees, and amortization of offering costs(d)	1.13	%(e)	1.08%	1.05%	1.03%	1.02%

Net investment income to Common Shareholders	3.91%		3.96%	4.62%	4.94%	5.15%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$68,885		$68,446	$65,153	$67,346	$71,133

VRDP Shares outstanding at $100,000 liquidation value, end of year (000)	$37,300		$37,300	$37,300	$37,300	$37,300

Asset coverage per VRDP Shares at $100,000 liquidation value, end of year	$284,679		$283,501	$274,673	$280,553	$290,705

Borrowings outstanding, end of year (000)	$3,500		$3,500	$3,000	$3,000	$3,000

Portfolio turnover rate	13%		25%	20%	9%	13%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.
(e)

Includes non-recurring expenses of reorganization costs. Without these costs, total expenses, total expenses after fees waived and total expenses after fees waived and excluding interest expense would have been 2.15%, 2.15% and 1.06%, respectively.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	39

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	MYC

	Year Ended July 31,
	2020	2019	2018	2017	2016

Net asset value, beginning of year	$15.62	$15.11	$15.61	$17.07	$16.35

Net investment income(a)	0.51	0.56	0.66	0.74	0.86
Net realized and unrealized gain (loss)	0.69	0.70	(0.41)	(1.10)	0.87

Net increase (decrease) from investment operations	1.20	1.26	0.25	(0.36)	1.73

Distributions(b)
From net investment income	(0.51)	(0.60)	(0.69)	(0.80)	(0.88)
From net realized gain	(0.07)	(0.15)	(0.06)	(0.30)	(0.13)

Total distributions	(0.58)	(0.75)	(0.75)	(1.10)	(1.01)

Net asset value, end of year	$16.24	$15.62	$15.11	$15.61	$17.07

Market price, end of year	$14.46	$14.11	$13.19	$15.43	$17.43

Total Return Applicable to Common Shareholders(c)
Based on net asset value	8.33%	9.34%	2.02%	(1.83)%	11.07%

Based on market price	6.78%	13.15%	(9.91)%	(4.96)%	19.86%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	2.11%	2.64%	2.26%	2.08%	1.55%

Total expenses after fees waived and/or reimbursed	2.11%	2.64%	2.26%	2.08%	1.55%

Total expenses after fees waived and/or reimbursed and excluding interest expense and fees, and amortization of offering costs(d)(e)	1.17%	0.98%	0.94%	0.96%	0.92%

Net investment income to Common Shareholders	3.27%	3.72%	4.32%	4.68%	5.15%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$347,799	$334,652	$323,745	$334,456	$364,594

VRDP Shares outstanding at $100,000 liquidation value, end of year (000)	$105,900	$105,900	$105,900	$105,900	$105,900

Asset coverage per VRDP Shares at $100,000 liquidation value, end of year	$428,422	$416,008	$405,708	$415,823	$444,282

Borrowings outstanding, end of year (000)	$104,691	$122,165	$114,108	$122,501	$141,734

Portfolio turnover rate	50%	45%	37%	34%	27%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Interest expense, fees and amortization of offering costs related to TOBs and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.
(e)	The total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees as follows:

	Year Ended July 31,
	2020	2019	2018	2017	2016
Expenses ratios	0.93%	0.95%	0.94%	0.96%	0.92%

See notes to financial statements.

40	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	MYF

	Year Ended July 31,
	2020		2019	2018	2017	2016

Net asset value, beginning of year	$14.49		$14.29	$14.94	$16.03	$15.61

Net investment income(a)	0.66		0.73	0.83	0.87	0.92
Net realized and unrealized gain (loss)	0.05		0.24	(0.61)	(1.02)	0.47

Net increase (decrease) from investment operations	0.71		0.97	0.22	(0.15)	1.39

Distributions to Common Shareholders from net investment income(b)	(0.67)		(0.77)	(0.87)	(0.94)	(0.97)

Net asset value, end of year	$14.53		$14.49	$14.29	$14.94	$16.03

Market price, end of year	$13.79		$14.49	$13.69	$16.34	$17.02

Total Return Applicable to Common Shareholders(c)
Based on net asset value	5.25%		7.12%	1.61%	(0.88)%	9.24%

Based on market price	(0.11)%		11.81%	(11.00)%	2.10%	23.41%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	2.04	%(f)	2.56%	2.33%	1.97%	1.53%

Total expenses after fees waived and/or reimbursed	2.04	%(f)	2.56%	2.32%	1.97%	1.53%

Total expenses after fees waived and/or reimbursed and excluding interest expense and fees, and amortization of offering costs(d)(e)	1.19	%(f)	1.01%	0.98%	0.97%	0.94%

Net investment income to Common Shareholders	4.59%		5.18%	5.72%	5.76%	5.86%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$199,288		$198,645	$195,777	$204,427	$218,740

VRDP Shares outstanding at $100,000 liquidation value, end of year (000)	$59,400		$59,400	$59,400	$59,400	$59,400

Asset coverage per VRDP Shares at $100,000 liquidation value, end of year	$435,502		$434,419	$429,591	$444,154	$468,250

Borrowings outstanding, end of year (000)	$59,393		$62,845	$81,012	$79,110	$77,759

Portfolio turnover rate	27%		27%	15%	12%	11%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.
(e)	The total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees as follows:

	Year Ended July 31,
	2020	2019	2018	2017	2016
Expense ratios	0.96%	0.98%	0.98%	0.97%	0.94%

(f)

Includes non-recurring expenses of reorganization costs. Without these costs, total expenses, total expenses after fees waived and total expenses after fees waived and excluding interest expense would have been 2.01%, 2.01% and 1.16%, respectively

See notes to financial statements.

FINANCIAL HIGHLIGHTS	41

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	MYJ

	Year Ended July 31,
	2020	2019	2018		2017	2016

Net asset value, beginning of year	$16.08	$15.57	$15.89		$16.93	$16.01

Net investment income(a)	0.74	0.72	0.77		0.81	0.89
Net realized and unrealized gain (loss)	(0.20)	0.52	(0.21)		(0.95)	0.94

Net increase (decrease) from investment operations	0.54	1.24	0.56		(0.14)	1.83

Distributions to Common Shareholders from net investment income(b)	(0.73)	(0.73)	(0.88)		(0.90)	(0.91)

Net asset value, end of year	$15.89	$16.08	$15.57		$15.89	$16.93

Market price, end of year	$14.28	$15.08	$13.51		$16.58	$17.49

Total Return Applicable to Common Shareholders(c)
Based on net asset value	3.83%	8.78%	3.94%		(0.68)%	11.95%

Based on market price	(0.50)%	17.57%	(13.57)%		0.32%	25.78%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	2.09%	2.49%	2.38	%(d)	1.93%	1.55%

Total expenses after fees waived and/or reimbursed	2.09%	2.47%	2.25	%(d)	1.93%	1.55%

Total expenses after fees waived and/or reimbursed and excluding interest expense, fees, and amortization of offering costs(e)	0.92%	0.91%	0.94	%(d)	0.93%	0.92%

Net investment income to Common Shareholders	4.67%	4.65%	4.93%		5.11%	5.43%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$383,928	$388,399	$376,178		$228,284	$242,134

VRDP Shares outstanding at $100,000 liquidation value, end of year (000)	$180,000	$180,000	$180,000		$102,200	$102,200

Asset coverage per VRDP Shares at $100,000 liquidation value, end of year	$313,293	$315,777	$308,988		$323,370	$336,922

Borrowings outstanding, end of year (000)	$69,740	$60,135	$70,288		$45,634	$40,642

Portfolio turnover rate	14%	14%	11%		6%	10%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)

Includes reorganization costs associated with the Fund’s reorganization. Without these costs, total expenses, total expenses after fees waived and/or reimbursed and paid indirectly and total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense, fees, and amortization of offering costs, would have been 2.26%, 2.25% and 0.94%, respectively, for the year ended July 31, 2018.

(e)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

See notes to financial statements.

42	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements

1.	ORGANIZATION

The following are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as closed-end management investment companies and are referred to herein collectively as the “Funds”, or individually as a “Fund”:

Fund Name	Herein Referred To As	Organized	Diversification Classification
BlackRock MuniYield Arizona Fund, Inc.	MZA	Maryland	Diversified
BlackRock MuniYield California Fund, Inc.	MYC	Maryland	Non-diversified
BlackRock MuniYield Investment Fund	MYF	Massachusetts	Diversified
BlackRock MuniYield New Jersey Fund, Inc.	MYJ	Maryland	Non-diversified

The Boards of Directors of the Funds are collectively referred to throughout this report as the “Board,” and the directors thereof are collectively referred to throughout this report as “Directors”. The Funds determine and make available for publication the net asset values (“NAVs”) of their Common Shares on a daily basis.

The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of non-index fixed-income mutual funds and all BlackRock-advised closed-end funds referred to as the BlackRock Fixed-Income Complex.

On June 16, 2020, the Board of Directors of MZA and MYF (the “Target Funds”) and the Board of Directors of BlackRock MuniYield Quality Fund, Inc. (the “Acquiring Fund”), each approved the merger of the Target Funds into the Acquiring Fund. Subject to approvals by each Fund’s shareholders and the satisfaction of customary closing conditions, the reorganization is expected to occur during the first quarter of 2021.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income and non-cash dividend income, if any, are recorded on the ex-dividend date. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on an accrual basis.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., futures contracts) or certain borrowings (e.g.,TOB Trust transactions) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments or borrowings. Doing so allows the investment or borrowings to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions from net investment income are declared monthly and paid monthly. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. Distributions to Preferred Shareholders are accrued and determined as described in Note 10.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by each Fund’s Board, the directors who are not “interested persons” of the Funds, as defined in the 1940 Act (“Independent Directors”), may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain funds in the BlackRock Fixed-Income Complex selected by the Independent Directors. This has the same economic effect for the Independent Directors as if the Independent Directors had invested the deferred amounts directly in certain funds in the BlackRock Fixed-Income Complex.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Fund, as applicable. Deferred compensation liabilities are included in the Directors’ and Officer’s fees payable in the Statements of Assets and Liabilities and will remain as a liability of the Funds until such amounts are distributed in accordance with the Plan.

Recent Accounting Standards: The Funds have adopted Financial Accounting Standards Board Accounting Standards Update 2017-08 to amend the amortization period for certain purchased callable debt securities held at a premium. Under the new standard, the Funds have changed the amortization period for the premium on certain purchased callable debt securities with non-contingent call features to the earliest call date. In accordance with the transition provisions of the standard, the Funds applied the amendments on a modified retrospective basis beginning with the fiscal period ended July 31, 2020. The adjusted cost basis of securities at July 31, 2019, are as follows:

MZA	$102,848,832
MYC	528,842,625
MYF	306,573,389
MYJ	583,224,462

This change in accounting policy has been made to comply with the newly issued accounting standard and had no impact on accumulated earnings (loss) or the net asset value of the Funds.

NOTES TO FINANCIAL STATEMENTS	43

Notes to Financial Statements  (continued)

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund are charged to that Fund. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Funds’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair values of their financial instruments using various independent dealers or pricing services under policies approved by the Board. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

•	Investments in open-end U.S. mutual funds are valued at NAV each business day.

•	Futures contracts are valued based on that day’s last reported settlement price on the exchange where the contract is traded.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds. There may not be a secondary market, and/or there are a limited number of investors. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Forward Commitments, When-Issued and Delayed Delivery Securities: Certain Funds may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. A fund

44	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, a fund may be required to pay more at settlement than the security is worth. In addition, a fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, a fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, a fund’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

Municipal Bonds Transferred to TOB Trusts: Certain Funds leverage their assets through the use of “TOB Trust” transactions. The funds transfer municipal bonds into a special purpose trust (a “TOB Trust”). A TOB Trust issues two classes of beneficial interests: short-term floating rate interests (“TOB Trust Certificates”), which are sold to third party investors, and residual inverse floating rate interests (“TOB Residuals”), which are issued to the participating funds that contributed the municipal bonds to the TOB Trust. The TOB Trust Certificates have interest rates that reset weekly and their holders have the option to tender such certificates to the TOB Trust for redemption at par and any accrued interest at each reset date. The TOB Residuals held by a fund provide the fund with the right to cause the holders of a proportional share of the TOB Trust Certificates to tender their certificates to the TOB Trust at par plus accrued interest. The funds may withdraw a corresponding share of the municipal bonds from the TOB Trust. Other funds managed by the investment adviser may also contribute municipal bonds to a TOB Trust into which a fund has contributed bonds. If multiple BlackRock-advised funds participate in the same TOB Trust, the economic rights and obligations under the TOB Residuals will be shared among the funds ratably in proportion to their participation in the TOB Trust.

TOB Trusts are supported by a liquidity facility provided by a third party bank or other financial institution (the “Liquidity Provider”) that allows the holders of the TOB Trust Certificates to tender their certificates in exchange for payment of par plus accrued interest on any business day. The tendered TOB Trust Certificates are remarketed by a Remarketing Agent. In the event of a failed remarketing, the TOB Trust may draw upon a loan from the Liquidity Provider to purchase the tendered TOB Trust Certificates. Any loans made by the Liquidity Provider will be secured by the purchased TOB Trust Certificates held by the TOB Trust and will be subject to an increased interest rate based on number of days the loan is outstanding.

The TOB Trust may be collapsed without the consent of a fund, upon the occurrence of a termination event as defined in the TOB Trust agreement. Upon the occurrence of a termination event, a TOB Trust would be liquidated with the proceeds applied first to any accrued fees owed to the trustee of the TOB Trust, the Remarketing Agent and the Liquidity Provider. Upon certain termination events, TOB Trust Certificates holders will be paid before the TOB Residuals holders (i.e., the Funds) whereas in other termination events, TOB Trust Certificates holders and TOB Residuals holders will be paid pro rata.

While a fund’s investment policies and restrictions expressly permit investments in inverse floating rate securities, such as TOB Residuals, they restrict the ability of a fund to borrow money for purposes of making investments. The funds’ management believes that a fund’s restrictions on borrowings do not apply to the funds’ TOB Trust transactions. Each fund’s transfer of the municipal bonds to a TOB Trust is considered a secured borrowing for financial reporting purposes. The cash received by the TOB Trust from the sale of the TOB Trust Certificates, less certain transaction expenses, is paid to a fund. A fund typically invests the cash received in additional municipal bonds.

Accounting for TOB Trusts: The municipal bonds deposited into a TOB Trust are presented in a fund’s Schedule of Investments and the TOB Trust Certificates are shown in Other Liabilities in the Statements of Assets and Liabilities. Any loans drawn by the TOB Trust pursuant to the liquidity facility to purchase tendered TOB Trust Certificates are shown as Loan for TOB Trust Certificates. The carrying amount of a fund’s payable to the holder of the TOB Trust Certificates, as reported in the Statements of Assets and Liabilities as TOB Trust Certificates, approximates its fair value.

Interest income, including amortization and accretion of premiums and discounts, from the underlying municipal bonds is recorded by a fund on an accrual basis. Interest expense incurred on the TOB Trust transaction and other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust are shown as interest expense, fees and amortization of offering costs in the Statements of Operations. Fees paid upon creation of the TOB Trust are recorded as debt issuance costs and are amortized to interest expense, fees and amortization of offering costs in the Statements of Operations to the expected maturity of the TOB Trust. In connection with the restructurings of the TOB Trusts to non-bank sponsored TOB Trusts, a fund incurred non-recurring, legal and restructuring fees, which are recorded as interest expense, fees and amortization of offering costs in the Statements of Operations.

Amounts recorded within interest expense, fees and amortization of offering costs in the Statements of Operations are:

	Interest Expense	Liquidity Fees	Other Expenses	Total
MZA	$39,441	$13,750	$5,950	$59,141
MYC	1,251,711	492,730	154,275	1,898,716
MYF	635,789	230,963	81,254	948,006
MYJ	774,472	233,572	174,319	1,182,363

For the year ended July 31, 2020, the following table is a summary of each Fund’s TOB Trusts:

	Underlying Municipal Bonds Transferred to TOB Trusts (a)	Liability for TOB Trust Certificates (b)	Range of Interest Rates on TOB Trust Certificates at Period End	Average TOB Trust Certificates Outstanding	Daily Weighted Average Rate of Interest and Other Expenses on TOB Trusts
MZA	$7,909,210	$3,500,000	0.19% — 0.22%	$3,500,000	1.69%
MYC	253,416,854	104,690,676	0.16 — 0.31	113,558,959	1.67
MYF	105,134,575	59,392,855	0.16 — 0.49	57,571,796	1.64
MYJ	124,946,801	69,740,251	0.15 — 0.36	69,194,078	1.71

NOTES TO FINANCIAL STATEMENTS	45

Notes to Financial Statements  (continued)

(a)

The municipal bonds transferred to a TOB Trust are generally high grade municipal bonds. In certain cases, when municipal bonds transferred are lower grade municipal bonds, the TOB Trust transaction may include a credit enhancement feature that provides for the timely payment of principal and interest on the bonds to the TOB Trust by a credit enhancement provider in the event of default of the municipal bond. The TOB Trust would be responsible for the payment of the credit enhancement fee and the funds, as TOB Residuals holders, would be responsible for reimbursement of any payments of principal and interest made by the credit enhancement provider. The maximum potential amounts owed by the funds, for such reimbursements, as applicable, are included in the maximum potential amounts disclosed for recourse TOB Trusts.

(b)

TOB Trusts may be structured on a non-recourse or recourse basis. When a fund invests in TOB Trusts on a non-recourse basis, the Liquidity Provider may be required to make a payment under the liquidity facility to allow the TOB Trust to repurchase TOB Trust Certificates. The Liquidity Provider will be reimbursed from the liquidation of bonds held in the TOB Trust. If a fund invests in a TOB Trust on a recourse basis, a fund enters into a reimbursement agreement with the Liquidity Provider where a fund is required to reimburse the Liquidity Provider for any shortfall between the amount paid by the Liquidity Provider and proceeds received from liquidation of municipal bonds held in the TOB Trust (the “Liquidation Shortfall”). As a result, if a fund invests in a recourse TOB Trust, a fund will bear the risk of loss with respect to any Liquidation Shortfall. If multiple funds participate in any such TOB Trust, these losses will be shared ratably, including the maximum potential amounts owed by a fund at July 31, 2020, in proportion to their participation in the TOB Trust. The recourse TOB Trusts are identified in the Schedules of Investments including the maximum potential amounts owed by a fund at July 31, 2020.

For the year ended July 31, 2020, the following table is a summary of each Fund’s Loan for TOB Trust Certificates:

	Loans Outstanding at Period End	Range of Interest Rates on Loans at Period End	Average Loans Outstanding	Daily Weighted Average Rate of Interest and Other Expenses on Loans
MYC	$—	—%	$165,782	0.71%
MYF	—	—	95,638	0.70
MYJ	—	—	21,310	0.71

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: Each Fund entered into an Investment Advisory Agreement with the Manager, the Funds’ investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund.

For such services, each Fund pays the Manager a monthly fee at an annual rate equal to 0.50% of the average daily value of each Fund’s net assets.

For purposes of calculating these fees, “net assets” mean the total assets of each Fund minus the sum of its accrued liabilities (which does not include liabilities represented by TOB Trusts and the liquidation preference of any outstanding preferred shares). It is understood that the liquidation preference of any outstanding preferred stock (other than accumulated dividends) and TOB Trusts is not considered a liability in determining a Fund’s net asset value.

Expense Waivers: With respect to each Fund, the Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through June 30, 2022. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of a Fund. Prior to December 1, 2019, this waiver was voluntary. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the year ended July 31, 2020, the amounts waived were as follows:

	MZA	MYC	MYF	MYJ
Amounts waived	$1,095	$1,907	$709	$5,195

46	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

The Manager contractually agreed to waive its investment advisory fee with respect to any portion of each Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2022. The agreement can be renewed for annual periods thereafter, and may be terminated on 90 days’ notice, each subject to approval by a majority of the Funds’ Independent Directors. For the year ended July 31, 2020, there were no fees waived by the Manager pursuant to this arrangement.

Directors and Officers: Certain directors and/or officers of the Funds are directors and/or officers of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Funds’ Chief Compliance Officer, which is included in Directors and Officer in the Statements of Operations.

7.	PURCHASES AND SALES

For the year ended July 31, 2020, purchases and sales of investments, excluding short-term securities, were as follows:

	MZA	MYC	MYF	MYJ
Purchases	$14,020,912	$274,306,600	$85,825,359	$94,515,122
Sales	16,642,076	297,426,101	95,927,904	87,666,953

8.	INCOME TAX INFORMATION

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns generally remains open for each of the four years ended July 31, 2020. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of July 31, 2020, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAVs per share. As of period end, the following permanent differences attributable to non-deductible expenses were reclassified to the following accounts:

	MZA	MYC	MYF	MYJ
Paid-in capital	$(54,498)	$(10,729)	$(65,490)	$(20,986)
Accumulated earnings (loss)	54,498	10,729	65,490	20,986

The tax character of distributions paid was as follows:

		MZA	MYC	MYF	MYJ
Tax-exempt income(a)	07/31/20	$3,181,701	$12,053,854	$9,912,691	$20,780,957
	07/31/19	3,595,347	15,019,810	11,925,691	21,914,132
Ordinary income(b)	07/31/20	1,038	524,623	29,371	11,963
	07/31/19	1,033	70,732	1,870	2,107
Long-term capital gains(c)	07/31/20	—	1,077,787	—	—
	07/31/19	—	3,663,521	—	—

Total	07/31/20	$3,182,739	$13,656,264	$9,942,062	$20,792,920

	07/31/19	$3,596,380	$18,754,063	$11,927,561	$21,916,239

(a)	The Funds designate these amounts paid during the fiscal year ended July 31, 2020, as exempt-interest dividends.
(b)

Ordinary income consists primarily of taxable income recognized from market discount and net short-term capital gains. Additionally, all ordinary income distributions are comprised of interest related dividends and qualified short-term capital gain dividends for non-U.S. residents and are eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

(c)	The Fund designates these amounts paid during the fiscal year ended July 31, 2020, as capital gain dividends.

As of period end, the tax components of accumulated earnings (loss) were as follows:

	MZA	MYC	MYF	MYJ
Undistributed tax-exempt income	$314,334	$376,355	$—	$649,925
Undistributed ordinary income	213	977	11,505	415
Non-expiring capital loss carryforwards(a)	(1,785,178)	—	(6,700,967)	(7,274,500)
Net unrealized gains (losses)(b)	9,510,057	45,249,652	22,188,995	42,983,274
Qualified late-year losses(c)	—	(1,148,945)	—	—

	$8,039,426	$44,478,039	$15,499,533	$36,359,114

(a)	Amounts available to offset future realized capital gains.

NOTES TO FINANCIAL STATEMENTS	47

Notes to Financial Statements  (continued)

(b)

The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the tax deferral of losses on wash sales, amortization and accretion methods of premiums and discounts on fixed income securities, the deferral of compensation to directors and the treatment of residual interests in tender option bond trusts.

(c)	The Fund has elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

During the year ended July 31, 2020, the Fund listed below utilized the following amounts of their respective capital loss carryforward:

MYC
Amount utilized	$506,027

As of July 31, 2020, gross unrealized appreciation and depreciation on investments based on cost for U.S. federal income tax purposes were as follows:

	MZA	MYC	MYF	MYJ
Tax cost	$96,171,965	$403,841,138	$235,833,396	$520,008,959

Gross unrealized appreciation	$9,522,786	$45,759,666	$23,118,931	$45,809,692
Gross unrealized depreciation	(12,729)	(510,014)	(529,314)	(2,792,929)

Net unrealized appreciation (depreciation)	$9,510,057	$45,249,652	$22,589,617	$43,016,763

9.	PRINCIPAL RISKS

Many municipalities insure repayment of their bonds, which may reduce the potential for loss due to credit risk. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

Inventories of municipal bonds held by brokers and dealers may decrease, which would lessen their ability to make a market in these securities. Such a reduction in market making capacity could potentially decrease a Fund’s ability to buy or sell bonds. As a result, a Fund may sell a security at a lower price, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative impact on performance. If a Fund needed to sell large blocks of bonds, those sales could further reduce the bonds’ prices and impact performance.

In the normal course of business, certain Funds invest in securities or other instruments and may enter into certain transactions, and such activities subject each Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments.

Each Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Fund to reinvest in lower yielding securities. Each Fund may also be exposed to reinvestment risk, which is the risk that income from each Fund’s portfolio will decline if each Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below each Fund portfolio’s current earnings rate.

The Funds may hold a significant amount of bonds subject to calls by the issuers at defined dates and prices. When bonds are called by issuers and the Funds reinvest the proceeds received, such investments may be in securities with lower yields than the bonds originally held, and correspondingly, could adversely impact the yield and total return performance of a Fund.

A Fund structures and “sponsors” the TOB Trusts in which it holds TOB Residuals and has certain duties and responsibilities, which may give rise to certain additional risks including, but not limited to, compliance, securities law and operational risks.

Should short-term interest rates rise, the Funds’ investments in the TOB Trusts may adversely affect the Funds’ net investment income and dividends to Common Shareholders. Also, fluctuations in the market value of municipal bonds deposited into the TOB Trust may adversely affect the Funds’ NAVs per share.

The U.S. Securities and Exchange Commission (“SEC”) and various federal banking and housing agencies have adopted credit risk retention rules for securitizations (the “Risk Retention Rules”). The Risk Retention Rules would require the sponsor of a TOB Trust to retain at least 5% of the credit risk of the underlying assets supporting the TOB Trust’s municipal bonds. The Risk Retention Rules may adversely affect the Funds’ ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.

TOB Trusts constitute an important component of the municipal bond market. Any modifications or changes to rules governing TOB Trusts may adversely impact the municipal market and the Funds, including through reduced demand for and liquidity of municipal bonds and increased financing costs for municipal issuers. The ultimate impact of any potential modifications on the TOB Trust market and the overall municipal market is not yet certain.

Each Fund may invest without limitation in illiquid or less liquid investments or investments in which no secondary market is readily available or which are otherwise illiquid, including private placement securities. A Fund may not be able to readily dispose of such investments at prices that approximate those at which a Fund could sell such investments if they were more widely traded and, as a result of such illiquidity, a Fund may have to sell other investments or engage in borrowing transactions if necessary to raise funds to meet its obligations. Limited liquidity can also affect the market price of investments, thereby adversely affecting a Fund’s net asset value and ability to make dividend distributions. Privately issued debt securities are often of below investment grade quality, frequently are unrated and present many of the same risks as investing in below investment grade public debt securities.

48	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The duration of this pandemic and its effects cannot be determined with certainty.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: Each Fund invests a substantial amount of its assets in issuers located in a single state or limited number of states, except for MYF. This may subject each Fund to the risk that economic, political or social issues impacting a particular state or group of states could have an adverse and disproportionate impact on the income from, or the value or liquidity of, the Funds’ respective portfolios. Investment percentages in specific states or U.S. territories are presented in the Schedules of Investments.

As of period end, MZA invested a significant portion of its assets in securities in the education sector. MYC invested a significant portion of its assets in securities in the county, city, special district and school district sector. MYF and MYJ invested a significant portion of their assets in securities in the transportation sector. MZA invested a significant portion of its assets in securities in the utilities sector. Changes in economic conditions affecting such sectors would have a greater impact on the Funds and could affect the value, income and/or liquidity of positions in such securities.

Certain Funds invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Funds may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”) by the end of 2021, and it is expected that LIBOR will cease to be published after that time. The Funds may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Funds is uncertain.

10.	CAPITAL SHARE TRANSACTIONS

Each Fund is authorized to issue 200 million shares (an unlimited number of shares for MYF), all of which were initially classified as Common Shares. The par value for each Fund’s Common Shares is $0.10. The par value for each Fund’s Preferred Shares outstanding is $0.10, except for MYF, which is $0.05. The Board is authorized, however, to reclassify any unissued Common Shares to Preferred Shares without the approval of Common Shareholders. MYF is authorized to issue 1 million Preferred Shares.

Common Shares

For the years shown, shares issued and outstanding increased by the following amounts as a result of dividend reinvestment:

Year ended July 31,	MZA	MYF
2020	—	1,685
2019	1,393	14,305

For the years ended July 31, 2020 and July 31, 2019, shares issued and outstanding remained constant for MYC and MYJ.

NOTES TO FINANCIAL STATEMENTS	49

Notes to Financial Statements  (continued)

The Funds participate in an open market share repurchase program (the “Repurchase Program”). From December 1, 2018 through November 30, 2019, each Fund may repurchase up to 5% of its outstanding common shares under the Repurchase Program, based on common shares outstanding as of the close of business on November 30, 2018, subject to certain conditions. From December 1, 2019 through November 30, 2020, each Fund may repurchase up to 5% of its outstanding common shares under the Repurchase Program, based on common shares outstanding as of the close of business on November 30, 2019, subject to certain conditions. There is no assurance that the Funds will purchase shares in any particular amounts. For the year ended July 31, 2020, the Funds did not repurchase any shares.

Preferred Shares

A Fund’s Preferred Shares rank prior to its Common Shares as to the payment of dividends by the Fund and distribution of assets upon dissolution or liquidation of the Fund. The 1940 Act prohibits the declaration of any dividend on Common Shares or the repurchase of Common Shares if the Fund fails to maintain asset coverage of at least 200% of the liquidation preference of the Fund’s outstanding Preferred Shares. In addition, pursuant to the Preferred Shares’ governing instruments, a Fund is restricted from declaring and paying dividends on classes of shares ranking junior to or on parity with its Preferred Shares or repurchasing such shares if the Fund fails to declare and pay dividends on the Preferred Shares, redeem any Preferred Shares required to be redeemed under the Preferred Shares’ governing instruments or comply with the basic maintenance amount requirement of the ratings agencies rating the Preferred Shares.

Holders of Preferred Shares have voting rights equal to the voting rights of holders of Common Shares (one vote per share) and vote together with holders of Common Shares (one vote per share) as a single class on certain matters. Holders of Preferred Shares, voting as a separate class, are also entitled to (i) elect two members of the Board, (ii) elect the full Board if dividends on the Preferred Shares are not paid for a period of two years and (iii) a separate class vote to amend the Preferred Share governing documents. In addition, the 1940 Act requires the approval of the holders of a majority of any outstanding Preferred Shares, voting as a separate class, to (a) adopt any plan of reorganization that would adversely affect the Preferred Shares, (b) change a Fund’s sub-classification as a closed-end investment company or change its fundamental investment restrictions or (c) change its business so as to cease to be an investment company.

VRDP Shares

MZA, MYC, MYF and MYJ (for purposes of this section, a “VRDP Fund”), have issued Series W-7 VRDP Shares, $100,000 liquidation preference per share, in one or more privately negotiated offerings to qualified institutional buyers as defined pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). The VRDP Shares include a liquidity feature and may be subject to a special rate period. As of period end, the VRDP Shares outstanding were as follows:

	Issue Date	Shares Issued	Aggregate Principal	Maturity Date
MZA	05/19/11	373	$37,300,000	06/01/41
MYC	05/19/11	1,059	105,900,000	06/01/41
MYF	05/19/11	594	59,400,000	06/01/41
MYJ	04/21/11	1,022	102,200,000	05/01/41
MYJ	06/11/18	778	77,800,000	05/01/41

Redemption Terms: A VRDP Fund is required to redeem its VRDP Shares on the maturity date, unless earlier redeemed or repurchased. Six months prior to the maturity date, a VRDP Fund is required to begin to segregate liquid assets with the Fund’s custodian to fund the redemption. In addition, a VRDP Fund is required to redeem certain of its outstanding VRDP Shares if it fails to comply with certain asset coverage, basic maintenance amount or leverage requirements.

Subject to certain conditions, the VRDP Shares may also be redeemed, in whole or in part, at any time at the option of a VRDP Fund. The redemption price per VRDP Share is equal to the liquidation preference per share plus any outstanding unpaid dividends.

Liquidity Feature: VRDP Shares are subject to a fee agreement between the VRDP Fund and the liquidity provider that requires a per annum liquidity fee and, in some cases, an upfront or initial commitment fee, payable to the liquidity provider. These fees, if applicable, are shown as liquidity fees in the Statements of Operations. As of period end, the fee agreement is set to expire, unless renewed or terminated in advance, as follows:

	MZA	MYC	MYF	MYJ
Expiration Date	07/02/21	07/02/21	07/02/21	07/02/21

The VRDP Shares are also subject to a purchase agreement in connection with the liquidity feature. In the event a purchase agreement is not renewed or is terminated in advance, and the VRDP Shares do not become subject to a purchase agreement with an alternate liquidity provider, the VRDP Shares will be subject to mandatory purchase by the liquidity provider prior to the termination of the purchase agreement. In the event of such mandatory purchase, a VRDP Fund is required to redeem the VRDP Shares six months after the purchase date. Immediately after such mandatory purchase, the VRDP Fund is required to begin to segregate liquid assets with its custodian to fund the redemption. There is no assurance that a VRDP Fund will replace such redeemed VRDP Shares with any other preferred shares or other form of leverage.

Remarketing: A VRDP Fund may incur remarketing fees on the aggregate principal amount of all its VRDP Shares, which, if any, are included in remarketing fees on Preferred Shares in the Statements of Operations. During any special rate period (as described below), a VRDP Fund may incur nominal or no remarketing fees.

50	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

Ratings: As of period end, the VRDP Shares were assigned the following ratings:

	Moody’s Long-term Rating	Fitch Long-term Rating	Fitch Short-term Rating	S&P Global Ratings’s Short-term Rating
MZA	Aa2	AAA	N/A	N/A
MYC	Aa2	AAA	F1+	A-1+
MYF	Aa1	AAA	F1+	A-1+
MYJ	Aa2	AAA	N/A	N/A

Any short-term ratings on VRDP Shares are directly related to the short-term ratings of the liquidity provider for such VRDP Shares. Changes in the credit quality of the liquidity provider could cause a change in the short-term credit ratings of the VRDP Shares as rated by Fitch and S&P Global Ratings. The liquidity provider may be terminated prior to the scheduled termination date if the liquidity provider fails to maintain short-term debt ratings in one of the two highest rating categories.

Special Rate Period: A VRDP Fund has commenced a “special rate period” with respect to its VRDP Shares, during which the VRDP Shares will not be subject to any remarketing and the dividend rate will be based on a predetermined methodology. During a special rate period, short-term ratings on VRDP Shares are withdrawn. As of period end, the following VRDP Funds have commenced or are set to commence a special rate period:

	Commencement Date		Expiration Date as of period ended July 31, 2020
MZA	06/21/2012	*	06/17/2021
MYJ	06/21/2012	*	06/17/2021

*	Issuance date of VRDP Shares

Prior to the expiration date, the VRDP Fund and the VRDP Shares holder may mutually agree to extend the special rate period. If a special rate period is not extended, the VRDP Shares will revert to remarketable securities upon the termination of the special rate period and will be remarketed and available for purchase by qualified institutional investors.

During the special rate period: (i) the liquidity and fee agreements remain in effect, (ii) VRDP Shares remain subject to mandatory redemption by the VRDP Fund on the maturity date, (iii) VRDP Shares will not be remarketed or subject to optional or mandatory tender events, (iv) the VRDP Fund is required to comply with the same asset coverage, basic maintenance amount and leverage requirements for the VRDP Shares as is required when the VRDP Shares are not in a special rate period, (v) the VRDP Fund will pay dividends monthly based on the sum of an agreed upon reference rate and a percentage per annum based on the long-term ratings assigned to the VRDP Shares and (vi) the VRDP Fund will pay nominal or no fees to the liquidity provider and remarketing agent.

Dividends: Except during the Special Rate Period as described above, dividends on the VRDP Shares are payable monthly at a variable rate set weekly by the remarketing agent. Such dividend rates are generally based upon a spread over a base rate and cannot exceed a maximum rate. A change in the short-term credit rating of the liquidity provider or the VRDP Shares may adversely affect the dividend rate paid on such shares, although the dividend rate paid on the VRDP Shares is not directly based upon either short-term rating. In the event of a failed remarketing, the dividend rate of the VRDP Shares will be reset to a maximum rate. The maximum rate is determined based on, among other things, the long-term preferred share rating assigned to the VRDP Shares and the length of time that the VRDP Shares fail to be remarketed.

For the year ended July 31, 2020, the annualized dividend rates for the VRDP Shares were as follows:

	MZA	MYC	MYF	MYJ
Rate	1.81%	1.15%	1.18%	1.81%

For the year ended July 31, 2020, VRDP Shares issued and outstanding of each VRDP Fund remained constant.

Offering Costs: The Funds incurred costs in connection with the issuance of VRDP Shares, which were recorded as a direct deduction from the carrying value of the related debt liability and will be amortized over the life of the VRDP Shares with the exception of any upfront fees paid by a VRDP Fund to the liquidity provider which, if any, were amortized over the life of the liquidity agreement. Amortization of these costs is included in interest expense, fees and amortization of offering costs in the Statements of Operations.

Financial Reporting: The VRDP Shares are considered debt of the issuer; therefore, the liquidation preference, which approximates fair value of the VRDP Shares, is recorded as a liability in the Statements of Assets and Liabilities net of deferred offering costs. Unpaid dividends are included in interest expense and fees payable in the Statements of Assets and Liabilities, and the dividends accrued and paid on the VRDP Shares are included as a component of interest expense, fees and amortization of offering costs in the Statements of Operations. The VRDP Shares are treated as equity for tax purposes. Dividends paid to holders of the VRDP Shares are generally

NOTES TO FINANCIAL STATEMENTS	51

Notes to Financial Statements  (continued)

classified as tax-exempt income for tax-reporting purposes. Dividends and amortization of deferred offering costs on VRDP Shares are included in interest expense, fees and amortization of offering costs in the Statements of Operations:

	Dividends Accrued	Deferred Offering Costs Amortization
MZA	$674,328	$6,489
MYC	1,216,917	10,729
MYF	700,336	8,337
MYJ	3,254,136	20,986

11.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were issued and the following items were noted:

The Funds declared and paid distributions to Common Shareholders and Preferred Shareholders as follows:

	Dividend Per Common Share		Preferred Shares (c)
	Paid (a)	Declared (b)	Shares	Series	Declared
MZA	$0.051000	$0.051000	VRDP	W-7	$25,397
MYC	0.043000	0.043000	VRDP	W-7	13,368
MYF	0.056000	0.056000	VRDP	W-7	9,381
MYJ	0.060500	0.060500	VRDP	W-7	122,557

(a)	Net investment income dividend paid on September 1, 2020 to Common Shareholders of record on August 14, 2020.
(b)	Net investment income dividend declared on September 1, 2020 payable to Common Shareholders of record on September 15, 2020.
(c)	Dividends declared for period August 1, 2020 to August 31, 2020.

52	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors/Trustees of BlackRock MuniYield Arizona Fund, Inc., BlackRock MuniYield California Fund, Inc., BlackRock MuniYield Investment Fund, and BlackRock MuniYield New Jersey Fund, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of BlackRock MuniYield Arizona Fund, Inc., BlackRock MuniYield California Fund, Inc., BlackRock MuniYield Investment Fund, and BlackRock MuniYield New Jersey Fund, Inc. (the “Funds”), including the schedules of investments, as of July 31, 2020, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of July 31, 2020, and the results of their operations and their cash flows for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

September 22, 2020

We have served as the auditor of one or more BlackRock investment companies since 1992.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	53

Disclosure of Investment Advisory Agreements

The Boards of Directors/Trustees, as applicable (collectively, the “Board,” the members of which are referred to as “Board Members”) of BlackRock MuniYield Arizona Fund, Inc. (“MZA”), BlackRock MuniYield California Fund, Inc. (“MYC”), BlackRock MuniYield Investment Fund (“MYF”) and BlackRock MuniYield New Jersey Fund, Inc. (“MYJ” and together with MZA, MYC and MYF, the “Funds” and each, a “Fund”) met on April 16, 2020 (the “April Meeting”) and May 20-21, 2020 (the “May Meeting”) to consider the approval of the investment advisory agreements (the “Advisory Agreements” or the “Agreements”) between each Fund and BlackRock Advisors, LLC (the “Manager” or “BlackRock”), each Fund’s investment advisor.

Activities and Composition of the Board

On the date of the May Meeting, the Board consisted of ten individuals, eight of whom were not “interested persons” of each Fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of each Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Co-Chairs of the Board are Independent Board Members. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member).

The Agreements

Consistent with the requirements of the 1940 Act, the Board considers the continuation of the Agreements on an annual basis. The Board has four quarterly meetings per year, each typically extending for two days, and additional in-person and telephonic meetings throughout the year, as needed. While the Board also has a fifth one-day meeting to consider specific information surrounding the renewal of the Agreements, the Board’s consideration entails a year-long deliberative process whereby the Board and its committees assess BlackRock’s services to each Fund. In particular, the Board assessed, among other things, the nature, extent and quality of the services provided to each Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management services; accounting oversight; administrative and shareholder services; oversight of each Fund’s service providers; risk management and oversight; and legal, regulatory and compliance services. Throughout the year, including during the contract renewal process, the Independent Board Members were advised by independent legal counsel, and met with independent legal counsel in various executive sessions outside of the presence of BlackRock’s management.

During the year, the Board, acting directly and through its committees, considers information that is relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to each Fund and its shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. This additional information is discussed further in the section titled “Board Considerations in Approving the Agreements.” Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year, and/or since inception periods, as applicable, against peer funds, applicable benchmarks, and other performance metrics, as applicable, as well as BlackRock senior management’s and portfolio managers’ analyses of the reasons for any outperformance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) leverage management, as applicable; (c) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by each Fund for services; (d) Fund operating expenses and how BlackRock allocates expenses to each Fund; (e) the resources devoted to risk oversight of, and compliance reports relating to, implementation of each Fund’s investment objective, policies and restrictions, and meeting regulatory requirements; (f) BlackRock’s and each Fund’s adherence to applicable compliance policies and procedures; (g) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services; (h) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (i) BlackRock’s implementation of the proxy voting policies approved by the Board; (j) execution quality of portfolio transactions; (k) BlackRock’s implementation of each Fund’s valuation and liquidity procedures; (l) an analysis of management fees for products with similar investment mandates across the open-end fund, closed-end fund, sub-advised mutual fund, collective investment trust and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to each Fund; (m) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; (n) periodic updates on BlackRock’s business; and (o) each Fund’s market discount/premium compared to peer funds.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreements. The Independent Board Members are continuously engaged in a process with their independent legal counsel and BlackRock to review the nature and scope of the information provided to the Board to better assist its deliberations. The materials provided in connection with the April Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), based on Lipper classifications, regarding each Fund’s fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of each Fund as compared with a peer group of funds (“Performance Peers”); (b) information on the composition of the Expense Peers and Performance Peers and a description of Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised mutual funds, closed-end funds, and open-end funds, under similar investment mandates, as applicable; (e) a review of non-management fees; (f) the existence, impact and sharing of potential economies of scale, if any, with each Fund; (g) a summary of aggregate amounts paid by each Fund to BlackRock; and (h) various additional information requested by the Board as appropriate regarding BlackRock’s and each Fund’s operations.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these questions and requests with additional written information in advance of the May Meeting. Topics covered included: (a) the methodology for measuring estimated fund profitability; (b) fund expenses and potential fee waivers; (c) differences in services provided and management fees between closed-end funds and other product channels; and (d) BlackRock’s option overwrite strategy.

54	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Investment Advisory Agreements  (continued)

At the May Meeting, the Board concluded its assessment of, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of each Fund as compared to its Performance Peers and to other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with each Fund; (d) each Fund’s fees and expenses compared to its Expense Peers; (e) the existence and sharing of potential economies of scale; (f) any fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with each Fund; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management, and BlackRock’s services related to the valuation and pricing of Fund portfolio holdings. The Board noted the willingness of BlackRock’s personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services, and the resulting performance of each Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of closed-end funds, relevant benchmarks, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by each Fund’s portfolio management team discussing each Fund’s performance, investment strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and each Fund’s portfolio management team; research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. The Board engaged in a review of BlackRock’s compensation structure with respect to each Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the nature and quality of the administrative and other non-investment advisory services provided to each Fund. BlackRock and its affiliates provide each Fund with certain administrative, shareholder and other services (in addition to any such services provided to each Fund by third-parties) and officers and other personnel as are necessary for the operations of each Fund. In particular, BlackRock and its affiliates provide each Fund with administrative services including, among others: (i) responsibility for disclosure documents, such as the prospectus and the statement of additional information in connection with the initial public offering and periodic shareholder reports; (ii) preparing communications with analysts to support secondary market trading of each Fund; (iii) oversight of daily accounting and pricing; (iv) responsibility for periodic filings with regulators and stock exchanges; (v) overseeing and coordinating the activities of third-party service providers including, among others, each Fund’s custodian, fund accountant, transfer agent, and auditor; (vi) organizing Board meetings and preparing the materials for such Board meetings; (vii) providing legal and compliance support; (viii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain closed-end funds; and (ix) performing or managing administrative functions necessary for the operation of each Fund, such as tax reporting, expense management, fulfilling regulatory filing requirements, and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal & compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of each Fund and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of each Fund. In preparation for the April Meeting, the Board was provided with reports independently prepared by Broadridge, which included an analysis of each Fund’s performance as of December 31, 2019, as compared to its Performance Peers. The performance information is based on net asset value (NAV), and utilizes Lipper data. Lipper’s methodology calculates a fund’s total return assuming distributions are reinvested on the ex-date at a fund’s ex-date NAV. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, the Board received and reviewed information regarding the investment performance of each Fund as compared to its Performance Peers and a custom peer group of funds as defined by BlackRock (“Customized Peer Group”) and a composite measuring a blend of total return and yield (“Composite”). The Board and its Performance Oversight Committee regularly review and meet with Fund management to discuss the performance of each Fund throughout the year.

In evaluating performance, the Board focused particular attention on funds with less favorable performance records. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including in particular, that notable differences may exist between a fund and its Performance Peers (for example, the investment objectives and strategies). Further, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. The Board also acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance, and that a single investment theme could have the ability to disproportionately affect long-term performance.

The Board noted that for each of the one-, three- and five-year periods reported, MZA ranked in the second quartile against its Customized Peer Group Composite. The Board noted that BlackRock believes that the Customized Peer Group Composite is an appropriate performance metric for MZA, and that BlackRock has explained its rationale for this belief to the Board.

The Board noted that for each of the one-, three- and five-year periods reported, MYC ranked in the second quartile against its Customized Peer Group Composite. The Board noted that BlackRock believes that the Customized Peer Group Composite is an appropriate performance metric for MYC, and that BlackRock has explained its rationale for this belief to the Board.

The Board noted that for the one-, three- and five-year periods reported, MYF ranked in the first, first and second quartiles, respectively, against its Customized Peer Group Composite. The Board noted that BlackRock believes that the Customized Peer Group Composite is an appropriate performance metric for MYF, and that BlackRock has explained its rationale for this belief to the Board.

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENT	55

Disclosure of Investment Advisory Agreements  (continued)

The Board noted that for each of the one-, three- and five-year periods reported, MYJ ranked in the first quartile against its Customized Peer Group Composite. The Board noted that BlackRock believes that the Customized Peer Group Composite is an appropriate performance metric for MYJ, and that BlackRock has explained its rationale for this belief to the Board.

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with each Fund: The Board, including the Independent Board Members, reviewed each Fund’s contractual management fee rate compared with those of its Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared each Fund’s total expense ratio, as well as its actual management fee rate as a percentage of managed assets, which is the total assets of each Fund (including any assets attributable to money borrowed for investment purposes) minus the sum of each Fund’s accrued liabilities (other than money borrowed for investment purposes) to those of its Expense Peers. The total expense ratio represents a fund’s total net operating expenses, excluding any investment related expenses. The total expense ratio gives effect to any expense reimbursements or fee waivers, and the actual management fee rate gives effect to any management fee reimbursements or waivers. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to each Fund. The Board reviewed BlackRock’s estimated profitability with respect to each Fund and other funds the Board currently oversees for the year ended December 31, 2019 compared to available aggregate estimated profitability data provided for the prior two years. The Board reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at the individual fund level is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing each Fund, including in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, closed-end fund, sub-advised mutual fund, collective investment trust, and institutional separate account product channels, as applicable.

The Board noted that MZA’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Expense Peers. Given MZA’s relatively small size, the Board and BlackRock discussed potential strategic actions for MZA.

The Board noted that MYC’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Expense Peers.

The Board noted that MYF’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Expense Peers. Given MYF’s relatively small size, the Board and BlackRock discussed potential strategic actions for MYF.

The Board noted that MYJ’s contractual management fee rate ranked first out of four funds, and that the actual management fee rate and total expense ratio ranked first out of four funds and second out of four funds, respectively, relative to the Expense Peers.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of each Fund increase. The Board also considered the extent to which each Fund benefits from such economies of scale in a variety of ways, and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable each Fund to more fully participate in these economies of scale. The Board considered each Fund’s asset levels and whether the current fee was appropriate.

Based on the Board’s review and consideration of the issue, the Board concluded that most closed-end funds do not have fund level breakpoints because closed-end funds generally do not experience substantial growth after the initial public offering. Closed-end funds are typically priced at scale at a fund’s inception.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with each Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and its risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to each Fund, including for administrative, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that, subject to applicable law, BlackRock may use and benefit from third-party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the closed-end fund marketplace, and that shareholders are able to sell their Fund shares in the secondary market if they believe that each Fund’s fees and expenses are too high or if they are dissatisfied with the performance of each Fund.

56	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Investment Advisory Agreements  (continued)

The Board also considered the various notable initiatives and projects BlackRock performed in connection with its closed-end fund product line. These initiatives included developing equity shelf programs; efforts to eliminate product overlap with fund mergers; ongoing services to manage leverage that has become increasingly complex; periodic evaluation of share repurchases and other support initiatives for certain BlackRock funds; and continued communication efforts with shareholders, fund analysts and financial advisers. With respect to the latter, the Independent Board Members noted BlackRock’s continued commitment to supporting the secondary market for the common shares of its closed-end funds through a comprehensive secondary market communication program designed to raise investor and analyst awareness and understanding of closed-end funds. BlackRock’s support services included, among other things: sponsoring and participating in conferences; communicating with closed-end fund analysts covering the BlackRock funds throughout the year; providing marketing and product updates for the closed-end funds; and maintaining and enhancing its closed-end fund website.

Conclusion

The Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreements between the Manager and each Fund for a one-year term ending June 30, 2021. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of each Fund and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENT	57

Fund Investment Objectives, Policies and Risks

Recent Changes

The following information is a summary of certain changes since July 31, 2019. This information may not reflect all of the changes that have occurred since you purchased the relevant Fund.

Effective March 24, 2020, each of MYC and MYF may enter into reverse repurchase agreements. A Fund’s use of reverse repurchase agreements may generate taxable income for the Fund and may increase the amount of ordinary income distributions paid to shareholders. See “Risk Factors—Reverse Repurchase Agreements” below for a discussion of the risks associated with the use of reverse repurchase agreements to which MYC and MYF are now subject.

Except as noted above, during each Fund’s most recent fiscal year, there were no material changes in the Fund’s investment objectives or policies that have not been approved by shareholders or in the principal risk factors associated with investment in the Fund.

Investment Objectives and Policies

BlackRock MuniYield Arizona Fund, Inc. (MZA)

The Fund’s investment objective is to provide shareholders with as high a level of current income exempt from U.S. federal and Arizona income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing, as a fundamental policy, at least 80% of an aggregate of the Fund’s net assets (including proceeds from the issuance of any preferred stock), and the proceeds of any borrowings for investment purposes, in a portfolio of municipal obligations issued by or on behalf of the State of Arizona, its political subdivisions, agencies and instrumentalities and by other qualifying issuers, each of which pays interest that, in the opinion of bond counsel to the issuer, is excludable from gross income for U.S. federal income tax purposes (except that the interest may be includable in taxable income for purposes of the federal alternative minimum tax) and exempt from Arizona income tax. The Fund also may invest in municipal obligations issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies or instrumentalities, each of which pays interest that is excludable from gross income for federal income tax purposes, in the opinion of bond counsel to the issuer, but is not excludable from gross income for Arizona income tax purposes (“Municipal Bonds”). Unless otherwise noted, the term “Municipal Bonds” also includes Arizona Municipal Bonds. The Fund may invest directly in such securities or synthetically through the use of derivatives.

The Fund’s investment objective and its policy of investing at least 80% of an aggregate of the Fund’s net assets (including proceeds from the issuance of any preferred stock) and the proceeds of any borrowings for investment purposes, in Arizona Municipal Bonds are fundamental policies that may not be changed without the approval of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act). There can be no assurance that the Fund’s investment objective will be realized.

The Fund may invest in certain tax-exempt securities classified as “private activity bonds” (or industrial development bonds, under pre-1986 law) (“PABs”) (in general, bonds that benefit non-governmental entities) that may subject certain investors in the Fund to an alternative minimum tax. The percentage of the Fund’s total assets invested in PABs will vary from time to time.

Under normal market conditions, the Fund expects to invest at least 75% of its assets in a portfolio of Municipal Bonds that are commonly referred to as “investment grade” securities, which are obligations rated within the four highest quality ratings as determined by either Moody’s Investors Service, Inc. (“Moody’s”) (currently Aaa, Aa, A and Baa), S&P Global Ratings (“S&P”) (currently AAA, AA, A and BBB) or Fitch Ratings (“Fitch”) (currently AAA, AA, A and BBB), or are considered by BlackRock Advisors, LLC (the “Manager”) to be of comparable quality, at the time of investment. In the case of short-term notes, the investment grade rating categories are SP-1+ through SP-2 for S&P, MIG-1 through MIG-3 for Moody’s and F-1+ through F-3 for Fitch. In the case of tax-exempt commercial paper, the investment grade rating categories are A-1+ through A-3 for S&P, Prime-1 through Prime-3 for Moody’s and F-1+ through F-3 for Fitch. Obligations ranked in the lowest investment grade rating category (BBB, SP-2 and A-3 for S&P; Baa, MIG-3 and Prime-3 for Moody’s; and BBB and F-3 for Fitch), while considered “investment grade,” may have certain speculative characteristics. There may be sub-categories or gradations indicating relative standing within the rating categories set forth above. In assessing the quality of Municipal Bonds with respect to the foregoing requirements, the Manager takes into account the nature of any letters of credit or similar credit enhancement to which particular Municipal Bonds are entitled and the creditworthiness of the financial institution which provided such credit enhancement. Insurance is expected to protect the Fund against losses caused by a bond issuer’s failure to make interest or principal payments. However, insurance does not protect the Fund or its stockholders against losses caused by declines in a bond’s market value. If a bond’s insurer fails to fulfill its obligations or loses its credit rating, the value of the bond could drop. If unrated, such securities will possess creditworthiness comparable, in the opinion of the Manager, to other obligations in which the Fund may invest.

The Fund may invest up to 25% of its total assets in Municipal Bonds that are rated below Baa by Moody’s or below BBB by S&P or Fitch or, if unrated, are considered by the Manager to possess similar credit characteristics. Such securities, sometimes referred to as “high yield” or “junk” bonds, are predominantly speculative with respect to the capacity to pay interest and repay principal in accordance with the terms of the security and generally involve a greater volatility of price than securities in higher rating categories. The Fund does not intend to purchase Municipal Bonds that are in default or which the Manager believes will soon be in default. Below investment grade securities and comparable unrated securities involve substantial risk of loss, are considered speculative with respect to the issuer’s ability to pay interest and any required redemption or principal payments and are susceptible to default or decline in market value due to adverse economic and business developments.

All percentage and ratings limitations on securities in which the Fund may invest apply at the time of making an investment and shall not be considered violated as a result of subsequent market movements or if an investment rating is subsequently downgraded to a rating that would have precluded the Fund’s initial investment in such security. In the event that the Fund disposes of a portfolio security subsequent to its being downgraded, the Fund may experience a greater risk of loss than if such security had been sold prior to such downgrade.

The average maturity of the Fund’s portfolio securities varies from time to time based upon an assessment of economic and market conditions by the Manager. The Fund’s portfolio at any given time may include both long-term and intermediate-term municipal bonds.

58	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Investment Objectives, Policies and Risks  (continued)

The net asset value of the shares of common stock of a closed-end investment company, such as the Fund, which invests primarily in fixed income securities, changes as the general levels of interest rates fluctuate. When interest rates decline, the value of a fixed income portfolio can be expected to rise. Conversely, when interest rates rise, the value of a fixed income portfolio can be expected to decline. Prices of longer term securities generally fluctuate more in response to interest rate changes than do shorter term securities. These changes in net asset value are likely to be greater in the case of a fund having a leveraged capital structure, such as the Fund.

For temporary periods or to provide liquidity, the Fund has the authority to invest as much as 20% of its total assets in tax-exempt and taxable money market obligations with a maturity of one year or less (such short-term obligations being referred to herein as “Temporary Investments”). In addition, the Fund reserves the right as a defensive measure to invest temporarily a greater portion of its assets in Temporary Investments, when, in the opinion of the Manager, prevailing market or financial conditions warrant. Taxable money market obligations will yield taxable income. The Fund also may invest in variable rate demand obligations (“VRDOs”) and VRDOs in the form of participation interests (“Participating VRDOs”) in variable rate tax-exempt obligations held by a financial institution. See “—Other Investment Policies.” The Fund’s hedging strategies are not fundamental policies and may be modified by the Board of Directors of the Fund without the approval of the Fund’s stockholders. The Fund is also authorized to invest in indexed and inverse floating rate obligations for hedging purposes and to seek to enhance return.

The Fund may invest in securities not issued by or on behalf of a state or territory or by an agency or instrumentality thereof, if the Fund receives an opinion of counsel to the issuer that such securities pay interest that is excludable from gross income for federal income tax purposes and, if applicable, exempt from Arizona income taxes (“Non-Municipal Tax-Exempt Securities”). Non-Municipal Tax-Exempt Securities could include trust certificates, partnership interests or other instruments evidencing interest in one or more long-term Municipal Bonds. Non-Municipal Tax-Exempt Securities also may include securities issued by other investment companies that invest in Municipal Bonds, to the extent such investments are permitted by the Fund’s investment restrictions and applicable law. Non-Municipal Tax-Exempt Securities are subject to the same risks associated with an investment in Municipal Bonds as well as many of the risks associated with investments in derivatives. If the Internal Revenue Service were to issue any adverse ruling or take an adverse position with respect to the taxation on these types of securities, there is a risk that the interest paid on such securities would be deemed taxable at the federal level.

The Fund ordinarily does not intend to realize significant investment income not exempt from regular U.S. federal income tax and Arizona personal income tax. From time to time, the Fund may realize taxable capital gains.

Federal tax legislation may limit the types and volume of bonds the interest on which qualifies for a U.S. federal income tax exemption. As a result, current legislation and legislation that may be enacted in the future may affect the availability of Municipal Bonds for investment by the Fund.

The Fund may purchase and sell futures contracts, enter into various interest rate transactions and swap contracts (including, but not limited to, credit default swaps) and may purchase and sell exchange-listed and over-the-counter (“OTC”) put and call options on securities and swap contracts, financial indices and futures contracts and use other derivative instruments or management techniques. These derivatives may be used for duration management and other risk management purposes, subject to the Fund’s investment restrictions.

Leverage. The Fund may utilize leverage to seek to enhance the yield and net asset value of its Common Shares. However, this objective cannot be achieved in all interest rate environments. The Fund currently leverages its assets through the use of variable rate demand preferred shares (“VRDP Shares”) and residual interest municipal tender option bonds (“TOB Residuals”), which are derivative interests in municipal bonds. The TOB Residuals in which the Fund will invest pay interest or income that, in the opinion of counsel to the issuer of such TOB Residuals, is exempt from regular U.S. federal income tax.

The Fund may enter into reverse repurchase agreements with respect to its portfolio investments subject to the Fund’s investment restrictions. The Fund may enter into “dollar roll” transactions.

The Fund may enter into derivative transactions that have economic leverage embedded in them.

The Fund may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities. Certain short-term borrowings (such as for cash management purposes) are not subject to the 1940 Act’s limitations on leverage if (i) repaid within 60 days, and (ii) not in excess of 5% of the Fund’s total assets.

Other Investment Policies. The Fund may invest in Temporary Investments subject to the limitations set forth above. The tax-exempt money market securities may include municipal notes, municipal commercial paper, municipal bonds with a remaining maturity of less than one year, variable rate demand notes and participations therein. The taxable money market securities in which the Fund may invest as Temporary Investments consist of U.S. Government securities, U.S. Government agency securities, domestic bank or savings institution certificates of deposit and bankers’ acceptances, short-term corporate debt securities such as commercial paper and repurchase agreements. These Temporary Investments must have a stated maturity not in excess of one year from the date of purchase. The Fund may not invest in any security issued by a commercial bank or a savings institution unless the bank or institution is organized and operating in the United States, has total assets of at least one billion dollars and is a member of the Federal Deposit Insurance Corporation (“FDIC”), except that up to 10% of total assets may be invested in certificates of deposit of smaller institutions if such certificates are fully insured by the FDIC.

The Fund may invest in VRDOs and Participating VRDOs. The Fund may invest in all types of tax-exempt instruments currently outstanding or to be issued in the future which satisfy its short-term maturity and quality standards. It is contemplated that the Fund will not invest more than 20% of its assets in Participating VRDOs.

The Temporary Investments, VRDOs and Participating VRDOs in which the Fund may invest will be in the following rating categories at the time of purchase: MIG-1/VMIG-1 through MIG-3/VMIG-3 for notes and VRDOs and Prime-1 through Prime-3 for commercial paper (as determined by Moody’s), SP-1 through SP-2 for notes and A-1 through A-3 for VRDOs and commercial paper (as determined by S&P), or F-1 through F-3 for notes, VRDOs and commercial paper (as determined by Fitch). Temporary Investments, if not rated, must be of comparable quality in the opinion of the Manager. In addition, the Fund reserves the right to invest temporarily a greater portion of its assets in Temporary Investments for defensive purposes, when, in the judgment of the Manager, market conditions warrant.

FUND INVESTMENT OBJECTIVES, POLICIES AND RISKS	59

Fund Investment Objectives, Policies and Risks  (continued)

The Fund may enter into credit default swap agreements for hedging purposes or to seek to increase its return.

The Fund may invest in securities pursuant to repurchase agreements. Repurchase agreements may be entered into only with a member bank of the Federal Reserve System or a primary dealer or an affiliate thereof, in U.S. Government securities or an affiliate thereof.

The Fund may invest in restricted and illiquid securities.

BlackRock MuniYield California Fund, Inc. (MYC)

The Fund’s investment objective is to provide stockholders with as high a level of current income exempt from U.S. federal and California income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing, as a fundamental policy, at least 80% of an aggregate of the Fund’s net assets (including proceeds from the issuance of any preferred stock) and the proceeds of any borrowings for investment purposes, in a portfolio of municipal obligations issued by or on behalf of the State of California, its political subdivisions, agencies and instrumentalities and by other qualifying issuers, each of which pays interest that, in the opinion of bond counsel to the issuer, is excludable from gross income for federal income tax purposes (except that the interest may be includable in taxable income for purposes of the federal alternative minimum tax) and exempt from California income taxes (“California Municipal Bonds”). The Fund also may invest in municipal obligations issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies or instrumentalities, each of which pays interest that is excludable from gross income for federal income tax purposes, in the opinion of bond counsel to the issuer, but is not excludable from gross income for California income tax purposes (“Municipal Bonds”). Unless otherwise noted, the term “Municipal Bonds” also includes California Municipal Bonds. The Fund may invest directly in such securities or synthetically through the use of derivatives. In general, the Fund does not intend for its investments to earn a large amount of interest income that is (i) includable in gross income for federal income tax purposes or (ii) not exempt from California income taxes. From time to time, the Fund may realize taxable capital gains.

The Fund’s investment objective and its policy of investing at least 80% of an aggregate of the Fund’s net assets (including proceeds from the issuance of any preferred stock) and the proceeds of any borrowings for investment purposes, in California Municipal Bonds are fundamental policies that may not be changed without the approval of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act). There can be no assurance that the Fund’s investment objective will be realized.

The Fund may invest in certain tax-exempt securities classified as “private activity bonds” (or industrial development bonds, under pre-1986 law) (“PABs”) (in general, bonds that benefit non-governmental entities) that may subject certain investors in the Fund to an alternative minimum tax. See “Certain U.S. Federal Income Tax Considerations.” The percentage of the Fund’s total assets invested in PABs will vary from time to time.

Under normal market conditions, the Fund expects to invest primarily in a portfolio of long-term Municipal Bonds that are commonly referred to as “investment grade” securities, which are obligations rated at the time of purchase within the four highest-quality ratings as determined by either Moody’s Investors Service, Inc. (“Moody’s”) (currently Aaa, Aa, A and Baa), S&P (currently AAA, AA, A and BBB) or Fitch Ratings (“Fitch”) (currently AAA, AA, A and BBB). In the case of short-term notes, the investment grade rating categories are SP-1+ through SP-2 for S&P, MIG 1 through MIG 3 for Moody’s and F1+ through F3 for Fitch. In the case of tax-exempt commercial paper, the investment grade rating categories are A-1+ through A-3 for S&P, Prime-1 through Prime-3 for Moody’s and F1+ through F3 for Fitch. Obligations ranked in the lowest investment grade rating category (BBB, SP-2 and A-3 for S&P; Baa, MIG 3 and Prime-3 for Moody’s; and BBB and F3 for Fitch), while considered “investment grade,” may have certain speculative characteristics. There may be sub-categories or gradations indicating relative standing within the rating categories set forth above. In assessing the quality of Municipal Bonds with respect to the foregoing requirements, BlackRock Advisors, LLC (the “Manager”) takes into account the nature of any letters of credit or similar credit enhancement to which particular Municipal Bonds are entitled and the creditworthiness of the financial institution that provided such credit enhancement. If unrated, such securities will possess creditworthiness comparable, in the opinion of the Manager, to other obligations in which the Fund may invest. Insurance is expected to protect the Fund against losses caused by a bond issuer’s failure to make interest or principal payments. However, insurance does not protect the Fund or its stockholders against losses caused by declines in a bond’s market value. If a bond’s insurer fails to fulfill its obligations or loses its credit rating, the value of the bond could drop. If unrated, such securities will possess creditworthiness comparable, in the opinion of the Manager, to other obligations in which the Fund may invest.

The Fund may invest up to 20% of its total assets in securities that are rated below investment grade, which are securities rated at the time of purchase Ba or below by Moody’s, BB or below by S&P or Fitch, or securities determined by the Manager to be of comparable quality. Below investment grade quality is regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. Such securities commonly are referred to as “high yield” or “junk” bonds.

All percentage and ratings limitations on securities in which the Fund may invest apply at the time of making an investment and shall not be considered violated as a result of subsequent market movements or if an investment rating is subsequently downgraded to a rating that would have precluded the Fund’s initial investment in such security. In the event that the Fund disposes of a portfolio security subsequent to its being downgraded, the Fund may experience a greater risk of loss than if such security had been sold prior to such downgrade.

The average maturity of the Fund’s portfolio securities varies from time to time based upon an assessment of economic and market conditions by the Manager. The Fund’s portfolio at any given time may include long-term, intermediate-term and short-term Municipal Bonds.

The net asset value of the shares of common stock of a closed-end investment company, such as the Fund, which invests primarily in fixed income securities, changes as the general levels of interest rates fluctuate. When interest rates decline, the value of a fixed income portfolio can be expected to rise. Conversely, when interest rates rise, the value of a fixed income portfolio can be expected to decline. Prices of longer term securities generally fluctuate more in response to interest rate changes than do shorter term securities. These changes in net asset value are likely to be greater in the case of a fund having a leveraged capital structure, such as the Fund.

For temporary periods or to provide liquidity, the Fund has the authority to invest as much as 20% of its total assets in tax-exempt and taxable money market obligations with a maturity of one year or less (such short-term obligations being referred to herein as “Temporary Investments”). In addition, the Fund reserves the right as a defensive measure to invest temporarily a greater portion of its assets in Temporary Investments, when, in the opinion of the Manager, prevailing market or financial

60	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Investment Objectives, Policies and Risks  (continued)

conditions warrant. Taxable money market obligations will yield taxable income. The Fund also may invest in variable rate demand obligations (“VRDOs”) and VRDOs in the form of participation interests (“Participating VRDOs”) in variable rate tax-exempt obligations held by a financial institution. See “—Other Investment Policies.” The Fund’s hedging strategies are not fundamental policies and may be modified by the Board of Directors of the Fund without the approval of the Fund’s stockholders. The Fund is also authorized to invest in indexed and inverse floating rate obligations for hedging purposes and to seek to enhance return.

The Fund may invest in securities not issued by or on behalf of a state or territory or by an agency or instrumentality thereof, if the Fund receives an opinion of counsel to the issuer that such securities pay interest that is excludable from gross income for federal income tax purposes and, if applicable, exempt from California income taxes (“Non-Municipal Tax-Exempt Securities”). Non-Municipal Tax-Exempt Securities could include trust certificates, partnership interests or other instruments evidencing interest in one or more long-term Municipal Bonds. Non-Municipal Tax-Exempt Securities also may include securities issued by other investment companies that invest in Municipal Bonds, to the extent such investments are permitted by the Fund’s investment restrictions and applicable law. Non-Municipal Tax-Exempt Securities are subject to the same risks associated with an investment in Municipal Bonds as well as many of the risks associated with investments in derivatives. If the Internal Revenue Service were to issue any adverse ruling or take an adverse position with respect to the taxation on these types of securities, there is a risk that the interest paid on such securities would be deemed taxable at the federal level.

The Fund ordinarily does not intend to realize significant investment income not exempt from federal income tax. From time to time, the Fund may realize taxable capital gains.

Federal tax legislation may limit the types and volume of bonds the interest on which qualifies for a federal income tax-exemption. As a result, current legislation and legislation that may be enacted in the future may affect the availability of Municipal Bonds for investment by the Fund.

The Fund may purchase and sell futures contracts, enter into various interest rate transactions and swap contracts (including, but not limited to, credit default swaps) and may purchase and sell exchange-listed and OTC put and call options on securities and swap contracts, financial indices and futures contracts and use other derivative instruments or management techniques. These derivatives may be used for duration management and other risk management purposes, subject to the Fund’s investment restrictions.

Leverage. The Fund may utilize leverage to seek to enhance the yield and net asset value of its Common Shares. However, this objective cannot be achieved in all interest rate environments. The Fund currently leverages its assets through the use of variable rate demand preferred shares (“VRDP Shares”) and residual interest municipal tender option bonds (“TOB Residuals”), which are derivative interests in municipal bonds. The TOB Residuals in which the Fund will invest pay interest or income that, in the opinion of counsel to the issuer of such TOB Residuals, is exempt from regular U.S. federal income tax.

The Fund may enter into reverse repurchase agreements with respect to its portfolio investments subject to the Fund’s investment restrictions.

The Fund may enter into derivative transactions that have economic leverage embedded in them.

The Fund may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities. Certain short-term borrowings (such as for cash management purposes) are not subject to the 1940 Act’s limitations on leverage if (i) repaid within 60 days, and (ii) not in excess of 5% of the Fund’s total assets.

Other Investment Policies. The Fund may invest in Temporary Investments subject to the limitations set forth above. The tax-exempt money market securities may include municipal notes, municipal commercial paper, Municipal Bonds with a remaining maturity of less than one year, variable rate demand notes and participations therein. The Fund may not invest in any security issued by a commercial bank or a savings institution unless the bank or institution is organized and operating in the United States, has total assets of at least one billion dollars and is a member of the Federal Deposit Insurance Corporation (“FDIC”), except that up to 10% of total assets may be invested in certificates of deposit of smaller institutions if such certificates are fully insured by the FDIC. Short-term taxable fixed-income investments include, without limitation, the following: (i) U.S. Government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. Government agencies or instrumentalities, (ii) certificates of deposit issued against funds deposited in a bank or a savings and loan association, (iii) repurchase agreements, which involve purchases of debt securities, and (iv) commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Short-term tax-exempt fixed income securities are securities that are exempt from regular federal income tax and mature within three years or less from the date of issuance. Short-term tax-exempt fixed income securities include, without limitation, the following: (i) Bond Anticipation Notes (“BANs”), which are usually general obligations of state and local governmental issuers which are sold to obtain interim financing for projects that will eventually be funded through the sale of long-term debt obligations or bonds, (ii) Revenue Anticipation Notes (‘”RANs”), which are issued by governments or governmental bodies with the expectation that future revenues from a designated source will be used to repay the notes, (iii) Construction Loan Notes, which are issued to provide construction financing for specific projects, (iv) Bank Notes, which are notes issued by local government bodies and agencies to commercial banks as evidence of borrowings, and (v) Tax-Exempt Commercial Paper (‘”municipal paper’”), which represents very short-term unsecured, negotiable promissory notes, issued by states, municipalities and their agencies.

The Fund may invest in VRDOs and Participating VRDOs. The Fund may invest in all types of tax-exempt instruments currently outstanding or to be issued in the future which satisfy its short-term maturity and quality standards. It is contemplated that the Fund will not invest more than 20% of its assets in Participating VRDOs.

The Temporary Investments, VRDOs and Participating VRDOs in which the Fund may invest will be in the following rating categories at the time of purchase: MIG-1/VMIG-1 through MIG-3/VMIG-3 for notes and VRDOs and Prime-1 through Prime-3 for commercial paper (as determined by Moody’s), SP-1 through SP-2 for notes and A-1 through A-3 for VRDOs and commercial paper (as determined by S&P), or F1 through F3 for notes, VRDOs and commercial paper (as determined by Fitch). Temporary Investments, if not rated, must be of comparable quality in the opinion of the Manager. In addition, the Fund reserves the right to invest temporarily a greater portion of its assets in Temporary Investments for defensive purposes, when, in the judgment of the Manager, market conditions warrant.

FUND INVESTMENT OBJECTIVES, POLICIES AND RISKS	61

Fund Investment Objectives, Policies and Risks  (continued)

In order to seek to hedge the value of the Fund against interest rate fluctuations, to hedge against increases in the Fund’s costs associated with the dividend payments on any preferred shares, including the VRDP Shares, or to seek to increase the Fund’s return, the Fund may enter into interest rate swap transactions such as Municipal Market Data AAA Cash Curve swaps (“MMD Swaps”) or Securities Industry and Financial Markets Association Municipal Swap Index swaps (“SIFMA Swaps”).

The Fund may enter into credit default swap agreements for hedging purposes or to seek to increase its return.

The Fund may invest in securities pursuant to repurchase agreements. Repurchase agreements may be entered into only with a member bank of the Federal Reserve System or a primary dealer or an affiliate thereof, in U.S. Government securities.

BlackRock MuniYield Investment Fund (MYF)

The Fund’s investment objective is to provide shareholders with as high a level of current income exempt from U.S. federal income taxes as is consistent with its investment policies and prudent investment management. The Fund also seeks to provide shareholders with the opportunity to own shares the value of which is exempt from Florida intangible personal property taxes. The Fund seeks to achieve its investment objective by investing, as a fundamental policy, at least 80% of an aggregate of the Fund’s net assets (including proceeds from the issuance of any preferred shares) and the proceeds of any borrowings for investment purposes, in a portfolio of municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is excludable from gross income for federal income tax purposes (except that the interest may be includable in taxable income for purposes of the federal alternative minimum tax) and which enables shares of the Fund to be exempt from Florida intangible personal property taxes. The State of Florida repealed the Florida Intangible Tax as of January 2007. As a result, the Fund seeks to achieve its investment objective by investing at least 80% of an aggregate of the Fund’s net assets (including proceeds from the issuance of any preferred shares) and the proceeds of any borrowings for investment purposes, in a portfolio of municipal obligations issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies or instrumentalities, each of which pays interest that, in the opinion of bond counsel to the issuer, is excludable from gross income for federal income tax purposes (“Municipal Bonds”), regardless of geographic location. The Fund may invest directly in such securities or synthetically through the use of derivatives.

The Fund’s investment objective and its policy of investing at least 80% of an aggregate of the Fund’s net assets (including proceeds from the issuance of any preferred shares) and the proceeds of any borrowings for investment purposes, in a portfolio of municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is excludable from gross income for federal income tax purposes (except that the interest may be includable in taxable income for purposes of the federal alternative minimum tax) and which enables shares of the Fund to be exempt from Florida intangible personal property taxes are fundamental policies that may not be changed without the approval of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act). There can be no assurance that the Fund’s investment objective will be realized.

The Fund may invest in certain tax-exempt securities classified as “private activity bonds” (or industrial development bonds, under pre-1986 law) (“PABs”) (in general, bonds that benefit non-governmental entities) that may subject certain investors in the Fund to an alternative minimum tax. See “Certain U.S. Federal Income Tax Considerations.” The percentage of the Fund’s total assets invested in PABs will vary from time to time.

Under normal market conditions, the Fund invests primarily in a portfolio of long-term Municipal Bonds that are commonly referred to as “investment grade” securities, which are obligations rated at the time of purchase within the four highest-quality ratings as determined by either Moody’s Investors Service, Inc. (“Moody’s”) (currently Aaa, Aa, A and Baa), S&P (currently AAA, AA, A and BBB) or Fitch Ratings (“Fitch”) (currently AAA, AA, A and BBB). In the case of short-term notes, the investment grade rating categories are SP-1+ through SP-2 for S&P, MIG 1 through MIG 3 for Moody’s and F1+ through F3 for Fitch. In the case of tax-exempt commercial paper, the investment grade rating categories are A-1+ through A-3 for S&P, Prime-1 through Prime-3 for Moody’s and F1+ through F3 for Fitch. Obligations ranked in the lowest investment grade rating category (BBB, SP-2 and A-3 for S&P; Baa, MIG 3 and Prime-3 for Moody’s; and BBB and F3 for Fitch), while considered “investment grade,” may have certain speculative characteristics. There may be sub-categories or gradations indicating relative standing within the rating categories set forth above. In assessing the quality of Municipal Bonds with respect to the foregoing requirements, BlackRock Advisors, LLC (the “Manager”) takes into account the nature of any letters of credit or similar credit enhancement to which particular Municipal Bonds are entitled and the creditworthiness of the financial institution that provided such credit enhancement. If unrated, such securities will possess creditworthiness comparable, in the opinion of the Manager, to other obligations in which the Fund may invest. Insurance is expected to protect the Fund against losses caused by a bond issuer’s failure to make interest or principal payments. However, insurance does not protect the Fund or its shareholders against losses caused by declines in a bond’s market value. If a bond’s insurer fails to fulfill its obligations or loses its credit rating, the value of the bond could drop. If unrated, such securities will possess creditworthiness comparable, in the opinion of the Manager, to other obligations in which the Fund may invest.

The Fund may invest up to 20% of its total assets in securities that are rated below investment grade, which are securities rated at the time of purchase Ba or below by Moody’s, BB or below by S&P or Fitch, or securities determined by the Manager to be of comparable quality. Below investment grade quality is regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. Such securities commonly are referred to as “high yield” or “junk” bonds.

All percentage and ratings limitations on securities in which the Fund may invest apply at the time of making an investment and shall not be considered violated as a result of subsequent market movements or if an investment rating is subsequently downgraded to a rating that would have precluded the Fund’s initial investment in such security. In the event that the Fund disposes of a portfolio security subsequent to its being downgraded, the Fund may experience a greater risk of loss than if such security had been sold prior to such downgrade.

The average maturity of the Fund’s portfolio securities varies from time to time based upon an assessment of economic and market conditions by the Manager. The Fund’s portfolio at any given time may include long-term, intermediate-term and short-term Municipal Bonds.

The net asset value of the shares of common stock of a closed-end investment company, such as the Fund, which invests primarily in fixed income securities, changes as the general levels of interest rates fluctuate. When interest rates decline, the value of a fixed income portfolio can be expected to rise. Conversely, when interest rates rise, the value of a fixed income portfolio can be expected to decline. Prices of longer term securities generally fluctuate more in. response to interest rate changes than do shorter term securities. These changes in net asset value are likely to be greater in the case of a fund having a leveraged capital structure, such as the Fund.

62	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Investment Objectives, Policies and Risks  (continued)

For temporary periods or to provide liquidity, the Fund has the authority to invest as much as 20% of its total assets in tax-exempt and taxable money market obligations with a maturity of one year or less (such short-term obligations being referred to herein as “Temporary Investments”). In addition, the Fund reserves the right as a defensive measure to invest temporarily a greater portion of its assets in Temporary Investments, when, in the opinion of the Manager, prevailing market or financial conditions warrant. Taxable money market obligations will yield taxable income. The Fund also may invest in variable rate demand obligations (“VRDOs”) and VRDOs in the form of participation interests (“Participating VRDOs”) in variable rate tax-exempt obligations held by a financial institution. See “—Other Investment Policies.” The Fund’s hedging strategies are not fundamental policies and may be modified by the Board of Trustees of the Fund without the approval of the Fund’s shareholders. The Fund is also authorized to invest in indexed and inverse floating rate obligations for hedging purposes and to seek to enhance return.

The Fund may invest in securities not issued by or on behalf of a state or territory or by an agency or instrumentality thereof, if the Fund receives an opinion of counsel to the issuer that such securities pay interest that is excludable from gross income for federal income tax purposes (“Non-Municipal Tax-Exempt Securities”). Non-Municipal Tax-Exempt Securities could include trust certificates, partnership interests or other instruments evidencing interest in one or more long-term Municipal Bonds. Non-Municipal Tax-Exempt Securities also may include securities issued by other investment companies that invest in Municipal Bonds, to the extent such investments are permitted by the Fund’s investment restrictions and applicable law. Non-Municipal Tax-Exempt Securities are subject to the same risks associated with an investment in Municipal Bonds as well as many of the risks associated with investments in derivatives. If the Internal Revenue Service were to issue any adverse ruling or take an adverse position with respect to the taxation on these types of securities, there is a risk that the interest paid on such securities would be deemed taxable at the federal level.

The Fund ordinarily does not intend to realize significant investment income not exempt from federal income taxes. From time to time, the Fund may realize taxable capital gains.

Federal tax legislation may limit the types and volume of bonds the interest on which qualifies for a federal income tax-exemption. As a result, current legislation and legislation that may be enacted in the future may affect the availability of Municipal Bonds for investment by the Fund.

The State of Florida repealed the Florida Intangible Tax as of January 2007. As a result, on September 12, 2008, the Board of Trustees of the Fund voted unanimously to approve the Fund investing in Municipal Bonds regardless of geographic location. If Florida were to reinstate the Florida Intangible Tax or adopt a state income tax, however, the Fund would be required to realign its portfolio such that at least 80% of its assets would be invested in Florida Municipal Bonds or obtain shareholder approval to amend the foregoing fundamental investment policy to remove references to the Florida Intangible Tax. There can be no assurance that the State of Florida will not reinstate the Florida Intangible Tax or adopt a state income tax in the future. There can also be no assurance that the reinstatement of the Florida Intangible Tax or the adoption of a state income tax will not have a material adverse effect on the Fund or will not impair the ability of the Fund to achieve its investment objectives.

The Fund may purchase and sell futures contracts, enter into various interest rate transactions and swap contracts (including, but not limited to, credit default swaps) and may purchase and sell exchange-listed and OTC put and call options on securities and swap contracts, financial indices and futures contracts and use other derivative instruments or management techniques. These derivatives may be used for duration management and other risk management purposes, subject to the Fund’s investment restrictions.

Leverage. The Fund may utilize leverage to seek to enhance the yield and net asset value of its Common Shares. However, this objective cannot be achieved in all interest rate environments. The Fund currently leverages its assets through the use of variable rate demand preferred shares (“VRDP Shares”) and residual interest municipal tender option bonds (“TOB Residuals”), which are derivative interests in municipal bonds. The TOB Residuals in which the Fund will invest pay interest or income that, in the opinion of counsel to the issuer of such TOB Residuals, is exempt from regular U.S. federal income tax..

The Fund may enter into reverse repurchase agreements with respect to its portfolio investments subject to the Fund’s investment restrictions.

The Fund may enter into derivative transactions that have economic leverage embedded in them.

The Fund may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities. Certain short-term borrowings (such as for cash management purposes) are not subject to the 1940 Act’s limitations on leverage if (i) repaid within 60 days, and (ii) not in excess of 5% of the Fund’s total assets.

Other Investment Policies. The Fund may invest in Temporary Investments subject to the limitations set forth above. The tax-exempt money market securities may include municipal notes, municipal commercial paper, Municipal Bonds with a remaining maturity of less than one year, variable rate demand notes and participations therein. Short-term taxable fixed income investments include, without limitation, the following: (i) U.S. Government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. Government agencies or instrumentalities, (ii) certificates of deposit issued against funds deposited in a bank or a savings and loan association, (iii) repurchase agreements, which involve purchases of debt securities, and (iv) commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Short-term tax-exempt fixed income securities are securities that are exempt from regular federal income tax and mature within three years or less from the date of issuance. Short-term tax-exempt fixed income securities include, without limitation, the following: (i) Bond Anticipation Notes (“BANs”), which are usually general obligations of state and local governmental issuers which are sold to obtain interim financing for projects that will eventually be funded through the sale of long-term debt obligations or bonds, (ii) Revenue Anticipation Notes (“RANs”), which are issued by governments or governmental bodies with the expectation that future revenues from a designated source will be used to repay the notes, (iii) Construction Loan Notes, which are issued to provide construction financing for specific projects, (iv) Bank Notes, which are notes issued by local government bodies and agencies to commercial banks as evidence of borrowings and (v) Tax-Exempt Commercial Paper (“municipal paper”), which represents very short-term unsecured, negotiable promissory notes, issued by states, municipalities and their agencies

The Fund may invest in VRDOs and Participating VRDOs. The Fund may invest in all types of tax-exempt instruments currently outstanding or to be issued in the future which satisfy its short-term maturity and quality standards. It is contemplated that the Fund will not invest more than 20% of its assets in Participating VRDOs.

FUND INVESTMENT OBJECTIVES, POLICIES AND RISKS	63

Fund Investment Objectives, Policies and Risks  (continued)

The Temporary Investments, VRDOs and Participating VRDOs in which the Fund may invest will be in the following rating categories at the time of purchase: MIG-1/VMIG-1 through MIG-3/VMIG-3 for notes and VRDOs and Prime-1 through Prime-3 for commercial paper (as determined by Moody’s), SP-1 through SP-2 for notes and A-1 through A-3 for VRDOs and commercial paper (as determined by S&P), or F1 through F3 for notes, VRDOs and commercial paper (as determined by Fitch). Temporary Investments, if not rated, must be of comparable quality in the opinion of the Manager. In addition, the Fund reserves the right to invest temporarily a greater portion of its assets in Temporary Investments for defensive purposes, when, in the judgment of the Manager, market conditions warrant.

The Fund may invest in securities pursuant to repurchase agreements. Repurchase agreements may be entered into only with a member bank of the Federal Reserve System or a primary dealer or an affiliate thereof, in U.S. Government securities.

In order to seek to hedge the value of the Fund against interest rate fluctuations, to hedge against increases in the Fund’s costs associated with the dividend payments on any preferred shares, including the VRDP Shares, or to seek to increase the Fund’s return, the Fund may enter into interest rate swap transactions such as Municipal Market Data AAA Cash Curve swaps (“MMD Swaps”) or Securities Industry and Financial Markets Association Municipal Swap Index swaps (“SIFMA Swaps”).

The Fund may enter into credit default swap agreements for hedging purposes or to seek to increase its return.

BlackRock MuniYield New Jersey Fund, Inc. (MYJ)

The Fund’s investment objective is to provide shareholders with as high a level of current income exempt from U.S. federal income taxes and New Jersey personal income tax as is consistent with its investment policies and prudent investment management.

The Fund seeks to achieve its investment objective by investing at least 80% of an aggregate of the Fund’s net assets (including proceeds from the issuance of any preferred stock) and the proceeds of any borrowings for investment purposes, in a portfolio of municipal obligations issued by or on behalf of the State of New Jersey, its political subdivisions, agencies and instrumentalities and by other qualifying issuers, each of which pays interest that, in the opinion of bond counsel to the issuer, is excludable from gross income for U.S. federal income tax purposes (except that the interest may be includable in taxable income for purposes of the federal alternative minimum tax) and exempt from New Jersey personal income tax (“New Jersey Municipal Bonds”). The Fund also may invest in municipal obligations issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies or instrumentalities, each of which pays interest that, in the opinion of bond counsel to the issuer, is excludable from gross income for U.S. federal income tax purposes but is not exempt from gross income for New Jersey personal income tax purposes (“Municipal Bonds”). Unless otherwise noted, the term “Municipal Bonds” also includes New Jersey Municipal Bonds. The Fund may invest directly in such securities or synthetically through the use of derivatives. The Fund typically invests at least 80% of its total assets in New Jersey Municipal Bonds. The Fund’s investment objective and its policy of investing at least 80% of an aggregate of the Fund’s net assets (including proceeds from the issuance of any preferred stock) and the proceeds of any borrowings for investment purposes, in New Jersey Municipal Bonds are fundamental policies that may not be changed without the approval of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act). There can be no assurance that the Fund’s investment objective will be realized.

The Fund may invest in certain tax-exempt securities classified as “private activity bonds” (or industrial development bonds, under pre-1986 law) (“PABs”) (in general, bonds that benefit non-governmental entities) that may subject certain investors in the Fund to an alternative minimum tax. The percentage of the Fund’s total assets invested in PABs will vary from time to time.

Under normal market conditions, the Fund expects to invest primarily in a portfolio of long-term Municipal Bonds that are commonly referred to as “investment grade” securities, which are obligations rated within the four highest quality ratings as determined by either Moody’s Investors Service, Inc. (“Moody’s”) (currently Aaa, Aa, A and Baa), S&P Global Ratings (“S&P”) (currently AAA, AA, A and BBB) or Fitch Ratings (“Fitch”) (currently AAA, AA, A and BBB), or are considered by the Manager to be of comparable quality, at the time of investment. In the case of short-term notes, the investment grade rating categories are SP-1+ through SP-2 for S&P, MIG-1 through MIG-3 for Moody’s and F-1+ through F-3 for Fitch. In the case of tax-exempt commercial paper, the investment grade rating categories are A-1+ through A-3 for S&P, Prime-1 through Prime-3 for Moody’s and F-1+ through F-3 for Fitch. Obligations ranked in the lowest investment grade rating category (BBB, SP-2 and A-3 for S&P; Baa, MIG-3 and Prime-3 for Moody’s; and BBB and F-3 for Fitch), while considered “investment grade,” may have certain speculative characteristics. There may be sub-categories or gradations indicating relative standing within the rating categories set forth above. In assessing the quality of Municipal Bonds with respect to the foregoing requirements, BlackRock Advisors, LLC (the “Manager”) takes into account the nature of any letters of credit or similar credit enhancement to which particular Municipal Bonds are entitled and the creditworthiness of the financial institution which provided such credit enhancement. Insurance is expected to protect the Fund against losses caused by a bond issuer’s failure to make interest or principal payments. However, insurance does not protect the Fund or its stockholders against losses caused by declines in a bond’s market value. If a bond’s insurer fails to fulfill its obligations or loses its credit rating, the value of the bond could drop. If unrated, such securities will possess creditworthiness comparable, in the opinion of the Manager, to other obligations in which the Fund may invest.

The Fund may invest up to 20% of its total assets in securities rated below investment grade, which are securities rated Ba or below by Moody’s, BB or below by S&P or Fitch or are considered by the Manager to be of comparable quality, at time of purchase. Below investment grade quality is regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. Such securities commonly are referred to as “high yield” or “junk” bonds.

All percentage and ratings limitations on securities in which the Fund may invest apply at the time of making an investment and shall not be considered violated as a result of subsequent market movements or if an investment rating is subsequently downgraded to a rating that would have precluded the Fund’s initial investment in such security. In the event that the Fund disposes of a portfolio security subsequent to its being downgraded, the Fund may experience a greater risk of loss than if such security had been sold prior to such downgrade.

The average maturity of the Fund’s portfolio securities varies from time to time based upon an assessment of economic and market conditions by the Manager. The Fund’s portfolio at any given time may include both long-term and intermediate-term municipal bonds.

The net asset value of the shares of common stock of a closed-end investment company, such as the Fund, which invests primarily in fixed income securities, changes as the general levels of interest rates fluctuate. When interest rates decline, the value of a fixed income portfolio can be expected to rise. Conversely, when interest rates rise, the value of a fixed income portfolio can be expected to decline. Prices of longer term securities generally fluctuate more in response to interest rate changes than do shorter term securities. These changes in net asset value are likely to be greater in the case of a fund having a leveraged capital structure, such as the Fund.

64	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Investment Objectives, Policies and Risks  (continued)

For temporary periods or to provide liquidity, the Fund has the authority to invest as much as 20% of its total assets in tax-exempt and taxable money market obligations with a maturity of one year or less (such short-term obligations being referred to herein as “Temporary Investments”). In addition, the Fund reserves the right as a defensive measure to invest temporarily a greater portion of its assets in Temporary Investments, when, in the opinion of the Manager, prevailing market or financial conditions warrant. Taxable money market obligations will yield taxable income. The Fund also may invest in variable rate demand obligations (“VRDOs”) and VRDOs in the form of participation interests (“Participating VRDOs”) in variable rate tax-exempt obligations held by a financial institution. See “—Other Investment Policies.” The Fund’s hedging strategies are not fundamental policies and may be modified by the Board of Directors of the Fund without the approval of the Fund’s stockholders. The Fund is also authorized to invest in indexed and inverse floating rate obligations for hedging purposes and to seek to enhance return.

The Fund may invest in securities not issued by or on behalf of a state or territory or by an agency or instrumentality thereof, if the Fund receives an opinion of counsel to the issuer that such securities pay interest that is excludable from gross income for federal income tax purposes and, if applicable, exempt from New Jersey personal income tax (“Non-Municipal Tax-Exempt Securities”). Non-Municipal Tax-Exempt Securities could include trust certificates, partnership interests or other instruments evidencing interest in one or more long-term Municipal Bonds. Non-Municipal Tax-Exempt Securities also may include securities issued by other investment companies that invest in Municipal Bonds, to the extent such investments are permitted by the Fund’s investment restrictions and applicable law. Non-Municipal Tax-Exempt Securities are subject to the same risks associated with an investment in Municipal Bonds as well as many of the risks associated with investments in derivatives. If the Internal Revenue Service were to issue any adverse ruling or take an adverse position with respect to the taxation on these types of securities, there is a risk that the interest paid on such securities would be deemed taxable at the federal level.

The Fund ordinarily does not intend to realize significant investment income not exempt from regular U.S. federal income tax and New Jersey personal income tax. From time to time, the Fund may realize taxable capital gains.

Federal tax legislation may limit the types and volume of bonds the interest on which qualifies for a U.S. federal income tax exemption. As a result, current legislation and legislation that may be enacted in the future may affect the availability of Municipal Bonds for investment by the Fund.

The Fund may purchase and sell futures contracts, enter into various interest rate transactions and swap contracts (including, but not limited to, credit default swaps) and may purchase and sell exchange-listed and over-the-counter (“OTC”) put and call options on securities and swap contracts, financial indices and futures contracts and use other derivative instruments or management techniques. These derivatives may be used for duration management and other risk management purposes, subject to the Fund’s investment restrictions.

Leverage. The Fund may utilize leverage to seek to enhance the yield and net asset value of its Common Shares. However, this objective cannot be achieved in all interest rate environments. The Fund currently leverages its assets through the use of variable rate demand preferred shares (“VRDP Shares”) and residual interest municipal tender option bonds (“TOB Residuals”), which are derivative interests in municipal bonds. The TOB Residuals in which the Fund will invest pay interest or income that, in the opinion of counsel to the issuer of such TOB Residuals, is exempt from regular U.S. federal income tax.

The Fund may enter into reverse repurchase agreements with respect to its portfolio investments subject to the investment restrictions set forth herein. The Fund may enter into “dollar roll” transactions.

The Fund may enter into derivative transactions that have economic leverage embedded in them.

The Fund may leverage its portfolio by entering into one or more credit facilities.

The Fund may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities. Certain short-term borrowings (such as for cash management purposes) are not subject to the 1940 Act’s limitations on leverage if (i) repaid within 60 days, and (ii) not in excess of 5% of the Fund’s total assets.

Other Investment Policies. The Fund may invest in Temporary Investments subject to the limitations set forth above. The tax-exempt money market securities may include municipal notes, municipal commercial paper, municipal bonds with a remaining maturity of less than one year, variable rate demand notes and participations therein. The taxable money market securities in which the Fund may invest as Temporary Investments consist of U.S. Government securities, U.S. Government agency securities, domestic bank or savings institution certificates of deposit and bankers’ acceptances, short-term corporate debt securities such as commercial paper and repurchase agreements. These Temporary Investments must have a stated maturity not in excess of one year from the date of purchase. The Fund may not invest in any security issued by a commercial bank or a savings institution unless the bank or institution is organized and operating in the United States, has total assets of at least one billion dollars and is a member of the Federal Deposit Insurance Corporation (“FDIC”), except that up to 10% of total assets may be invested in certificates of deposit of smaller institutions if such certificates are fully insured by the FDIC.

The Fund may invest in VRDOs and Participating VRDOs. The Fund may invest in all types of tax-exempt instruments currently outstanding or to be issued in the future which satisfy its short-term maturity and quality standards. It is contemplated that the Fund will not invest more than 20% of its assets in Participating VRDOs.

The Temporary Investments, VRDOs and Participating VRDOs in which the Fund may invest will be in the following rating categories at the time of purchase: MIG-1/VMIG-1 through MIG-3/VMIG-3 for notes and VRDOs and Prime-1 through Prime-3 for commercial paper (as determined by Moody’s), SP-1 through SP-2 for notes and A-1 through A-3 for VRDOs and commercial paper (as determined by S&P), or F-1 through F-3 for notes, VRDOs and commercial paper (as determined by Fitch). Temporary Investments, if not rated, must be of comparable quality in the opinion of the Manager. In addition, the Fund reserves the right to invest temporarily a greater portion of its assets in Temporary Investments for defensive purposes, when, in the judgment of the Manager, market conditions warrant.

The Fund may enter into credit default swap agreements for hedging purposes or to seek to increase its return. The credit default swap agreement may have as reference obligations one or more securities that are not currently held by the Fund.

FUND INVESTMENT OBJECTIVES, POLICIES AND RISKS	65

Fund Investment Objectives, Policies and Risks  (continued)

The Fund may invest in securities pursuant to repurchase agreements. Repurchase agreements may be entered into only with a member bank of the Federal Reserve System or a primary dealer or an affiliate thereof, in U.S. Government securities or an affiliate thereof.

The Fund may invest in restricted and illiquid securities.

Risk Factors

This section contains a discussion of the general risks of investing in each Fund. The net asset value and market price of, and dividends paid on, the common shares will fluctuate with and be affected by, among other things, the risks more fully described below. As with any fund, there can be no guarantee that the Fund will meet its investment objective or that the Fund’s performance will be positive for any period of time. Each risk noted below is applicable to each Fund unless the specific Fund or Funds are noted in a parenthetical.

Non-Diversification Risk (MYC and MYJ) — The Fund is a non-diversified fund. Because the Fund may invest in securities of a smaller number of issuers, it may be more exposed to the risks associated with and developments affecting an individual issuer than a fund that invests more widely.

Investment and Market Discount Risk — An investment in the Fund’s common shares is subject to investment risk, including the possible loss of the entire amount that you invest. As with any stock, the price of the Fund’s common shares will fluctuate with market conditions and other factors. If shares are sold, the price received may be more or less than the original investment. Common shares are designed for long-term investors and the Fund should not be treated as a trading vehicle. Shares of closed-end management investment companies frequently trade at a discount from their net asset value. This risk is separate and distinct from the risk that the Fund’s net asset value could decrease as a result of its investment activities. At any point in time an investment in the Fund’s common shares may be worth less than the original amount invested, even after taking into account distributions paid by the Fund. During periods in which the Fund may use leverage, the Fund’s investment, market discount and certain other risks will be magnified.

Debt Securities Risk — Debt securities, such as bonds, involve interest rate risk, credit risk, extension risk, and prepayment risk, among other things.

Interest Rate Risk — The market value of bonds and other fixed-income securities changes in response to interest rate changes and other factors. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise.

The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates. For example, if interest rates increase by 1%, assuming a current portfolio duration of ten years, and all other factors being equal, the value of the Fund’s investments would be expected to decrease by 10%. The magnitude of these fluctuations in the market price of bonds and other fixed-income securities is generally greater for those securities with longer maturities. Fluctuations in the market price of the Fund’s investments will not affect interest income derived from instruments already owned by the Fund, but will be reflected in the Fund’s net asset value. The Fund may lose money if short-term or long-term interest rates rise sharply in a manner not anticipated by Fund management.

To the extent the Fund invests in debt securities that may be prepaid at the option of the obligor (such as mortgage-backed securities), the sensitivity of such securities to changes in interest rates may increase (to the detriment of the Fund) when interest rates rise. Moreover, because rates on certain floating rate debt securities typically reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the net asset value of the Fund to the extent that it invests in floating rate debt securities.

These basic principles of bond prices also apply to U.S. Government securities. A security backed by the “full faith and credit” of the U.S. Government is guaranteed only as to its stated interest rate and face value at maturity, not its current market price. Just like other fixed-income securities, government-guaranteed securities will fluctuate in value when interest rates change.

A general rise in interest rates has the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from funds that hold large amounts of fixed-income securities. Heavy redemptions could cause the Fund to sell assets at inopportune times or at a loss or depressed value and could hurt the Fund’s performance.

Credit Risk — Credit risk refers to the possibility that the issuer of a debt security (i.e., the borrower) will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

Extension Risk — When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these obligations to fall.

Prepayment Risk — When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and the Fund may have to invest the proceeds in securities with lower yields.

Municipal Securities Risks — Municipal securities risks include the ability of the issuer to repay the obligation, the relative lack of information about certain issuers of municipal securities, and the possibility of future legislative changes which could affect the market for and value of municipal securities. These risks include:

General Obligation Bonds Risks — Timely payments depend on the issuer’s credit quality, ability to raise tax revenues and ability to maintain an adequate tax base.

Revenue Bonds Risks — These payments depend on the money earned by the particular facility or class of facilities, or the amount of revenues derived from another source.

Private Activity Bonds Risks — Municipalities and other public authorities issue private activity bonds to finance development of industrial facilities for use by a private enterprise. The private enterprise pays the principal and interest on the bond, and the issuer does not pledge its faith, credit and taxing power for repayment. The Fund’s investments may consist of private activity bonds that may subject certain shareholders to an alternative minimum tax.

66	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Investment Objectives, Policies and Risks  (continued)

Moral Obligation Bonds Risks — Moral obligation bonds are generally issued by special purpose public authorities of a state or municipality. If the issuer is unable to meet its obligations, repayment of these bonds becomes a moral commitment, but not a legal obligation, of the state or municipality.

Municipal Notes Risks — Municipal notes are shorter term municipal debt obligations. If there is a shortfall in the anticipated proceeds, the notes may not be fully repaid and the Fund may lose money.

Municipal Lease Obligations Risks — In a municipal lease obligation, the issuer agrees to make payments when due on the lease obligation. Although the issuer does not pledge its unlimited taxing power for payment of the lease obligation, the lease obligation is secured by the leased property.

Tax-Exempt Status Risk — The Fund and its investment manager will rely on the opinion of issuers’ bond counsel and, in the case of certain derivative securities, sponsors’ counsel, on the tax-exempt status of interest on municipal bonds and payments under derivative securities. Neither the Fund nor its investment manager will independently review the bases for those tax opinions, which may ultimately be determined to be incorrect and subject the Fund and its shareholders to substantial tax liabilities.

State Specific Risk (MZA, MYC and MYJ) — The Fund invests primarily in municipal bonds issued by or on behalf of its designated state. As a result, the Fund is more exposed to risks affecting issuers of its designated state’s municipal securities than is a fund that invests more widely. Fund management does not believe that the current economic conditions will adversely affect the Fund’s ability to invest in high quality state municipal securities in its designated state.

Taxability Risk — The Fund intends to minimize the payment of taxable income to shareholders by investing in tax-exempt or municipal securities in reliance at the time of purchase on an opinion of bond counsel to the issuer that the interest paid on those securities will be excludable from gross income for U.S. federal income tax purposes. Such securities, however, may be determined to pay, or have paid, taxable income subsequent to the Fund’s acquisition of the securities. In that event, the Internal Revenue Service may demand that the Fund pay U.S. federal income taxes on the affected interest income, and, if the Fund agrees to do so, the Fund’s yield could be adversely affected. In addition, the treatment of dividends previously paid or to be paid by the Fund as “exempt interest dividends” could be adversely affected, subjecting the Fund’s shareholders to increased U.S. federal income tax liabilities. Federal tax legislation may limit the types and volume of bonds the interest on which qualifies for a federal income tax-exemption. As a result, current legislation and legislation that may be enacted in the future may affect the availability of Municipal Bonds for investment by the Fund. In addition, future laws, regulations, rulings or court decisions may cause interest on municipal securities to be subject, directly or indirectly, to U.S. federal income taxation or interest on state municipal securities to be subject to state or local income taxation, or the value of state municipal securities to be subject to state or local intangible personal property tax, or may otherwise prevent the Fund from realizing the full current benefit of the tax-exempt status of such securities. Any such change could also affect the market price of such securities, and thus the value of an investment in the Fund.

Insurance Risk — Insurance guarantees that interest payments on a municipal security will be made on time and that the principal will be repaid when the security matures. However, insurance does not protect against losses caused by declines in a municipal security’s value. The Fund cannot be certain that any insurance company will make the payments it guarantees. If a municipal security’s insurer fails to fulfill its obligations or loses its credit rating, the value of the security could drop.

Junk Bonds Risk — Although junk bonds generally pay higher rates of interest than investment grade bonds, junk bonds are high risk investments that are considered speculative and may cause income and principal losses for the Fund.

Zero Coupon Securities Risk — While interest payments are not made on such securities, holders of such securities are deemed to have received income (“phantom income”) annually, notwithstanding that cash may not be received currently. The effect of owning instruments that do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on all discount accretion during the life of the obligations. This implicit reinvestment of earnings at a fixed rate eliminates the risk of being unable to invest distributions at a rate as high as the implicit yield on the zero coupon bond, but at the same time eliminates the holder’s ability to reinvest at higher rates in the future. For this reason, some of these securities may be subject to substantially greater price fluctuations during periods of changing market interest rates than are comparable securities that pay interest currently. Longer term zero coupon bonds are more exposed to interest rate risk than shorter term zero coupon bonds. These investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of cash.

When-Issued and Delayed Delivery Securities and Forward Commitments Risk — When-issued and delayed delivery securities and forward commitments involve the risk that the security the Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund may lose both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

Indexed and Inverse Securities Risk — Indexed and inverse securities provide a potential return based on a particular index of value or interest rates. The Fund’s return on these securities will be subject to risk with respect to the value of the particular index. These securities are subject to leverage risk and correlation risk. Certain indexed and inverse securities have greater sensitivity to changes in interest rates or index levels than other securities, and the Fund’s investment in such instruments may decline significantly in value if interest rates or index levels move in a way Fund management does not anticipate.

U.S. Government Obligations Risk — Certain securities in which the Fund may invest, including securities issued by certain U.S. Government agencies and U.S. Government sponsored enterprises, are not guaranteed by the U.S. Government or supported by the full faith and credit of the United States.

Variable Rate Demand Obligations Risks — Variable rate demand obligations are floating rate securities that combine an interest in a long term municipal bond with a right to demand payment before maturity from a bank or other financial institution. If the bank or financial institution is unable to pay, the Fund may lose money.

Repurchase Agreements and Purchase and Sale Contracts Risk — If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in either situation and the market value of the security declines, the Fund may lose money.

FUND INVESTMENT OBJECTIVES, POLICIES AND RISKS	67

Fund Investment Objectives, Policies and Risks  (continued)

Leverage Risk — The Fund uses leverage for investment purposes through the issuance of VRDP Shares. The Fund also utilizes leverage for investment purposes by entering into reverse repurchase agreements, derivative instruments with leverage embedded in then, such as TOB Residuals, and, if applicable, dollar rolls. The Trust’s use of leverage may increase or decrease from time to time in its discretion and the Trust may, in the future, determine not to use leverage.

The use of leverage creates an opportunity for increased common share net investment income dividends, but also creates risks for the holders of common shares. The Fund cannot assure you that the use of leverage will result in a higher yield on the common shares. Any leveraging strategy the Trust employs may not be successful.

Leverage involves risks and special considerations for common shareholders, including:

•	the likelihood of greater volatility of net asset value, market price and dividend rate of the common shares than a comparable portfolio without leverage;

•	the risk that fluctuations in interest rates or dividend rates on any leverage that the Trust must pay will reduce the return to the common shareholders;

•

the effect of leverage in a declining market, which is likely to cause a greater decline in the net asset value of the common shares than if the Trust were not leveraged, which may result in a greater decline in the market price of the common shares;

•	leverage may increase operating costs, which may reduce total return.

Any decline in the net asset value of the Fund’s investments will be borne entirely by the holders of common shares. Therefore, if the market value of the Fund’s portfolio declines, leverage will result in a greater decrease in net asset value to the holders of common shares than if the Fund were not leveraged. This greater net asset value decrease will also tend to cause a greater decline in the market price for the common shares.

Tender Option Bonds Risk — The Fund’s participation in tender option bond transactions may reduce the Fund’s returns and/or increase volatility. Investments in tender option bond transactions expose the Fund to counterparty risk and leverage risk. An investment in a tender option bond transaction typically will involve greater risk than an investment in a municipal fixed rate security, including the risk of loss of principal. Distributions on TOB Residuals will bear an inverse relationship to short-term municipal security interest rates. Distributions on TOB Residuals paid to the Fund will be reduced or, in the extreme, eliminated as short-term municipal interest rates rise and will increase when short-term municipal interest rates fall. TOB Residuals generally will underperform the market for fixed rate municipal securities in a rising interest rate environment. The Fund may invest special purpose trusts formed for the purpose of holding municipal bonds contributed by one or more funds (“TOB Trusts”) on either a non-recourse or recourse basis. If the Fund invests in a TOB Trust on a recourse basis, it could suffer losses in excess of the value of its TOB Residuals.

Reverse Repurchase Agreements Risk — Reverse repurchase agreements involve the sale of securities held by the Fund with an agreement to repurchase the securities at an agreed-upon price, date and interest payment. Reverse repurchase agreements involve the risk that the other party may fail to return the securities in a timely manner or at all. The Fund could lose money if it is unable to recover the securities and the value of the collateral held by the Fund, including the value of the investments made with cash collateral, is less than the value of the securities. These events could also trigger adverse tax consequences for the Fund. In addition, reverse repurchase agreements involve the risk that the interest income earned in the investment of the proceeds will be less than the interest expense.

Dollar Rolls Risk (MZA and MYJ) — Dollar rolls involve the risk that the market value of the securities that the Fund is committed to buy may decline below the price of the securities the Fund has sold. These transactions may involve leverage.

Illiquid Investments Risk — The Fund may invest without limitation in illiquid or less liquid investments or investments in which no secondary market is readily available or which are otherwise illiquid, including private placement securities. The Fund may not be able to readily dispose of such investments at prices that approximate those at which the Fund could sell such investments if they were more widely traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. Limited liquidity can also affect the market price of investments, thereby adversely affecting the Fund’s net asset value and ability to make dividend distributions. The financial markets in general, and certain segments of the mortgage-related securities markets in particular, have in recent years experienced periods of extreme secondary market supply and demand imbalance, resulting in a loss of liquidity during which market prices were suddenly and substantially below traditional measures of intrinsic value. During such periods, some investments could be sold only at arbitrary prices and with substantial losses. Periods of such market dislocation may occur again at any time. Privately issued debt securities are often of below investment grade quality, frequently are unrated and present many of the same risks as investing in below investment grade public debt securities.

Investment Companies and ETFs Risk — Subject to the limitations set forth in the 1940 Act or as otherwise limited by the SEC, the Fund may acquire shares in other investment companies and in exchange-traded funds (“ETFs”), some of which may be affiliated investment companies. The market value of the shares of other investment companies and ETFs may differ from their net asset value. As an investor in investment companies and ETFs, the Fund would bear its ratable share of that entity’s expenses, including its investment advisory and administration fees, while continuing to pay its own advisory and administration fees and other expenses (to the extent not offset by the Manager through waivers). As a result, shareholders will be absorbing duplicate levels of fees with respect to investments in other investment companies and ETFs (to the extent not offset by the Manager through waivers).

The securities of other investment companies and ETFs in which the Fund may invest may be leveraged. As a result, the Fund may be indirectly exposed to leverage through an investment in such securities. An investment in securities of other investment companies and ETFs that use leverage may expose the Fund to higher volatility in the market value of such securities and the possibility that the Fund’s long-term returns on such securities (and, indirectly, the long-term returns of shares of the Fund) will be diminished.

As with other investments, investments in other investment companies, including ETFs, are subject to market and selection risk. To the extent the Fund is held by an affiliated fund, the ability of the Fund itself to hold other investment companies may be limited.

Derivatives Risk — The Fund’s use of derivatives may increase its costs, reduce the Fund’s returns and/or increase volatility. Derivatives involve significant risks, including:

68	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Investment Objectives, Policies and Risks  (continued)

Volatility Risk — Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate with the overall securities markets.

Counterparty Risk — Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation.

Market and Illiquidity Risk — The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately.

Valuation Risk — Valuation may be more difficult in times of market turmoil since many investors and market makers may be reluctant to purchase complex instruments or quote prices for them.

Hedging Risk — Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the Fund’s hedging transactions will be effective. The use of hedging may result in certain adverse tax consequences.

Tax Risk — Certain aspects of the tax treatment of derivative instruments, including swap agreements and commodity-linked derivative instruments, are currently unclear and may be affected by changes in legislation, regulations or other legally binding authority. Such treatment may be less favorable than that given to a direct investment in an underlying asset and may adversely affect the timing, character and amount of income the Fund realizes from its investments.

Regulatory Risk — Derivative contracts, including, without limitation, swaps, currency forwards and non-deliverable forwards, are subject to regulation under the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) in the United States and under comparable regimes in Europe, Asia and other non-U.S. jurisdictions. Under the Dodd-Frank Act, certain derivatives are subject to margin requirements and swap dealers are required to collect margin from the Fund with respect to such derivatives. Specifically, regulations are now in effect that require swap dealers to post and collect variation margin (comprised of specified liquid instruments and subject to a required haircut) in connection with trading of OTC swaps with the Fund. Shares of investment companies (other than certain money market funds) may not be posted as collateral under these regulations. Requirements for posting of initial margin in connection with OTC swaps will be phased-in through at least 2021. In addition, regulations adopted by global prudential regulators that are now in effect require certain bank-regulated counterparties and certain of their affiliates to include in certain financial contracts, including many derivatives contracts, terms that delay or restrict the rights of counterparties, such as the Fund, to terminate such contracts, foreclose upon collateral, exercise other default rights or restrict transfers of credit support in the event that the counterparty and/or its affiliates are subject to certain types of resolution or insolvency proceedings. The implementation of these requirements with respect to derivatives, as well as regulations under the Dodd-Frank Act regarding clearing, mandatory trading and margining of other derivatives, may increase the costs and risks to the Fund of trading in these instruments and, as a result, may affect returns to investors in the Fund.

In November 2019, the SEC proposed new regulations governing the use of derivatives by registered investment companies. If adopted as proposed, new Rule 18f-4 would impose limits on the amount of derivatives a fund could enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treat derivatives as senior securities so that a failure to comply with the proposed limits would result in a statutory violation and require funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.

Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. The value of a security or other asset may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other asset, or factors that affect a particular issuer or issuers, exchange, country, group of countries, region, market, industry, group of industries, sector or asset class. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues like pandemics or epidemics, recessions, or other events could have a significant impact on the Fund and its investments. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

A recent outbreak of an infectious coronavirus has developed into a global pandemic that has resulted in numerous disruptions in the market and has had significant economic impact leaving general concern and uncertainty. The impact of this coronavirus, and other epidemics and pandemics that may arise in the future, could affect the economies of many nations, individual companies and the market in general ways that cannot necessarily be foreseen at the present time.

FUND INVESTMENT OBJECTIVES, POLICIES AND RISKS	69

Automatic Dividend Reinvestment Plans

Pursuant to each Fund’s Dividend Reinvestment Plan (the “Reinvestment Plan”), Common Shareholders are automatically enrolled to have all distributions of dividends and capital gains and other distributions reinvested by Computershare Trust Company, N.A. (the “Reinvestment Plan Agent”) in the respective Fund’s Common Shares pursuant to the Reinvestment Plan. Shareholders who do not participate in the Reinvestment Plan will receive all distributions in cash paid by check and mailed directly to the shareholders of record (or if the shares are held in street name or other nominee name, then to the nominee) by the Reinvestment Plan Agent, which serves as agent for the shareholders in administering the Reinvestment Plan.

After the Funds declare a dividend or determine to make a capital gain or other distribution, the Reinvestment Plan Agent will acquire shares for the participants’ accounts, depending upon the following circumstances, either (i) through receipt of unissued but authorized shares from the Funds (“newly issued shares”) or (ii) by purchase of outstanding shares on the open market or on the Fund’s primary exchange (“open-market purchases”). If, on the dividend payment date, the net asset value per share (“NAV”) is equal to or less than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market premium”), the Reinvestment Plan Agent will invest the dividend amount in newly issued shares acquired on behalf of the participants. The number of newly issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the NAV on the date the shares are issued. However, if the NAV is less than 95% of the market price on the dividend payment date, the dollar amount of the dividend will be divided by 95% of the market price on the dividend payment date. If, on the dividend payment date, the NAV is greater than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market discount”), the Reinvestment Plan Agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases. If the Reinvestment Plan Agent is unable to invest the full dividend amount in open-market purchases, or if the market discount shifts to a market premium during the purchase period, the Reinvestment Plan Agent will invest any un-invested portion in newly issued shares. Investments in newly issued shares made in this manner would be made pursuant to the same process described above and the date of issue for such newly issued shares will substitute for the dividend payment date.

You may elect not to participate in the Reinvestment Plan and to receive all dividends in cash by contacting the Reinvestment Plan Agent, at the address set forth below.

Participation in the Reinvestment Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Reinvestment Plan Agent prior to the dividend record date. Additionally, the Reinvestment Plan Agent seeks to process notices received after the record date but prior to the payable date and such notices often will become effective by the payable date. Where late notices are not processed by the applicable payable date, such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

The Reinvestment Plan Agent’s fees for the handling of the reinvestment of distributions will be paid by each Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Reinvestment Plan Agent’s open market purchases in connection with the reinvestment of all distributions. The automatic reinvestment of all distributions will not relieve participants of any U.S. federal, state or local income tax that may be payable on such dividends or distributions.

Each Fund reserves the right to amend or terminate the Reinvestment Plan. There is no direct service charge to participants in the Reinvestment Plan; however, each Fund reserves the right to amend the Reinvestment Plan to include a service charge payable by the participants. Participants in MZA, MYC, MYF and MYJ that request a sale of shares are subject to a $0.02 per share sold brokerage commission. All correspondence concerning the Reinvestment Plan should be directed to Computershare Trust Company, N.A. through the internet at http://www.computershare.com/blackrock, or in writing to Computershare, P.O. Box 505000, Louisville, KY 40233, Telephone: (800) 699-1236. Overnight correspondence should be directed to the Reinvestment Plan Agent at Computershare, 462 South 4th Street, Suite 1600, Louisville, KY 40202.

70	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Director and Officer Information

Independent Directors (a)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen (d)	Public Company and Other Investment Company Directorships Held During Past Five Years
Richard E. Cavanagh 1946	Co-Chair of the Board and Director (Since 2007)	Director, The Guardian Life Insurance Company of America since 1998; Board Chair, Volunteers of America (a not-for-profit organization) from 2015 to 2018 (board member since 2009); Director, Arch Chemicals (chemical and allied products) from 1999 to 2011; Trustee, Educational Testing Service from 1997 to 2009 and Chairman thereof from 2005 to 2009; Senior Advisor, The Fremont Group since 2008 and Director thereof since 1996; Faculty Member/Adjunct Lecturer, Harvard University since 2007 and Executive Dean from 1987 to 1995; President and Chief Executive Officer, The Conference Board, Inc. (global business research organization) from 1995 to 2007.	86 RICs consisting of 110 Portfolios	None
Karen P. Robards 1950	Co-Chair of the Board and Director (Since 2007)	Principal of Robards & Company, LLC (consulting and private investing) since 1987; Co-founder and Director of the Cooke Center for Learning and Development (a not-for-profit organization) since 1987; Director of Enable Injections, LLC (medical devices) since 2019; Investment Banker at Morgan Stanley from 1976 to 1987.	86 RICs consisting of 110 Portfolios	Greenhill & Co., Inc.; AtriCure, Inc. (medical devices) from 2000 until 2017
Michael J. Castellano 1946	Director (Since 2011)	Chief Financial Officer of Lazard Group LLC from 2001 to 2011; Chief Financial Officer of Lazard Ltd from 2004 to 2011; Director, Support Our Aging Religious (non-profit) from 2009 to June 2015 and since 2017; Director, National Advisory Board of Church Management at Villanova University since 2010; Trustee, Domestic Church Media Foundation since 2012; Director, CircleBlack Inc. (financial technology company) since 2015.	86 RICs consisting of 110 Portfolios	None
Cynthia L. Egan 1955	Director (Since 2016)	Advisor, U.S. Department of the Treasury from 2014 to 2015; President, Retirement Plan Services, for T. Rowe Price Group, Inc. from 2007 to 2012; executive positions within Fidelity Investments from 1989 to 2007.	86 RICs consisting of 110 Portfolios	Unum (insurance); The Hanover Insurance Group (insurance); Envestnet (investment platform) from 2013 until 2016
Frank J. Fabozzi (d) 1948	Director (Since 2007)	Editor of The Journal of Portfolio Management since 1986; Professor of Finance, EDHEC Business School (France) since 2011; Visiting Professor, Princeton University for the 2013 to 2014 academic year and Spring 2017 semester; Professor in the Practice of Finance, Yale University School of Management from 1994 to 2011 and currently a Teaching Fellow in Yale’s Executive Programs; Board Member, BlackRock Equity-Liquidity Funds from 2014 to 2016; affiliated professor Karlsruhe Institute of Technology from 2008 to 2011; Visiting Professor, Rutgers University for the Spring 2019 semester; Visiting Professor, New York University for the 2019 academic year.	87 RICs consisting of 111 Portfolios	None
R. Glenn Hubbard 1958	Director (Since 2007)	Dean, Columbia Business School from 2004 to 2019; Faculty member, Columbia Business School since 1988.	86 RICs consisting of 110 Portfolios	ADP (data and information services); Metropolitan Life Insurance Company (insurance); KKR Financial Corporation (finance) from 2004 until 2014

DIRECTOR AND OFFICER INFORMATION	71

Director and Officer Information (continued)

Independent Directors (a) (continued)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen (d)	Public Company and Other Investment Company Directorships Held During Past Five Years
W. Carl Kester (d) 1951	Director (Since 2007)	George Fisher Baker Jr. Professor of Business Administration, Harvard Business School since 2008; Deputy Dean for Academic Affairs from 2006 to 2010; Chairman of the Finance Unit, from 2005 to 2006; Senior Associate Dean and Chairman of the MBA Program from 1999 to 2005; Member of the faculty of Harvard Business School since 1981.	87 RICs consisting of 111 Portfolios	None
Catherine A. Lynch (d) 1961	Director (Since 2016)	Chief Executive Officer, Chief Investment Officer and various other positions, National Railroad Retirement Investment Trust from 2003 to 2016; Associate Vice President for Treasury Management, The George Washington University from 1999 to 2003; Assistant Treasurer, Episcopal Church of America from 1995 to 1999.	87 RICs consisting of 111 Portfolios	None

Interested Directors (a)(e)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen (d)	Public Company and Other Investment Company Directorships Held During Past Five Years
Robert Fairbairn 1965	Director (Since 2018)	Vice Chairman of BlackRock, Inc. since 2019; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Senior Managing Director of BlackRock, Inc. from 2010 to 2019; oversaw BlackRock’s Strategic Partner Program and Strategic Product Management Group from 2012 to 2019; Member of the Board of Managers of BlackRock Investments, LLC from 2011 to 2018; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.	122 RICs consisting of 265 Portfolios	None
John M. Perlowski (d) 1964	Director (Since 2015); President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	123 RICs consisting of 266 Portfolios	None

(a) The address of each Director is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.

(b) Each Independent Director holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation, retirement or removal as provided by the Fund’s by-laws or charter or statute, or until December 31 of the year in which he or she turns 75. Directors who are “interested persons,” as defined in the Investment Company Act serve until their successor is duly elected and qualifies or until their earlier death, resignation, retirement or removal as provided by the Fund’s by-laws or statute, or until December 31 of the year in which they turn 72. The Board may determine to extend the terms of Independent Directors on a case-by-case basis, as appropriate.

(c) Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. Certain Independent Directors first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: Richard E. Cavanagh, 1994; Frank J. Fabozzi, 1988; R. Glenn Hubbard, 2004; W. Carl Kester, 1995; and Karen P. Robards, 1998.

(d) Dr. Fabozzi, Dr. Kester, Ms. Lynch and Mr. Perlowski are also trustees of the BlackRock Credit Strategies Fund.

(e) Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the Investment 1940 Act, of the Fund based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Multi-Asset Complex.

72	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Director and Officer Information (continued)

Officers Who Are Not Directors (a)

Name Year of Birth (b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years
Jonathan Diorio 1980	Vice President (Since 2015)	Managing Director of BlackRock, Inc. since 2015; Director of BlackRock, Inc. from 2011 to 2015.
Neal J. Andrews 1966	Chief Financial Officer (Since 2007)	Chief Financial Officer of the iShares® exchange traded funds from 2019 to 2020; Managing Director of BlackRock, Inc. since 2006.
Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007.
Charles Park 1967	Chief Compliance Officer (Since 2014)	Anti-Money Laundering Compliance Officer for certain BlackRock-advised Funds from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
Janey Ahn 1975	Secretary (Since 2012)	Managing Director of BlackRock, Inc. since 2018; Director of BlackRock, Inc. from 2009 to 2017.
(a) The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055. (b) Officers of the Fund serve at the pleasure of the Board.

The portfolio managers of MZA are Michael Kalinoski and Walter O’Connor.

Investment Adviser

BlackRock Advisors, LLC

Wilmington, DE 19809

Accounting Agent and Custodian

State Street Bank and Trust Company

Boston, MA 02111

Transfer Agent

Computershare Trust
 Company, N.A.

Canton, MA 02021

VRDP Tender and Paying Agent

The Bank of New York Mellon

New York, NY 10286

VRDP Remarketing Agent

TD Securities (USA) LLC(a)

New York, NY 10019

Wells Fargo Securities, LLC(b)

Charlotte, NC 28202

VRDP Liquidity Provider

The Toronto-Dominion Bank(a)

New York, NY 10019

Wells Fargo Bank, N.A.(b)

Charlotte, NC 28202

Legal Counsel

Willkie Farr & Gallagher LLP

New York, NY 10019

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Address of the Funds

100 Bellevue Parkway

Wilmington, DE 19809

(a)	For MYC and MYF.
(b)	For MZA and MYJ.

DIRECTOR AND OFFICER INFORMATION	73

Additional Information

Proxy Results

The Annual Meeting of Shareholders was held on July 27, 2020 for shareholders of record on May 29, 2020, to elect director nominees for each Fund. There were no broker non-votes with regard to any of the Funds.

Shareholders elected the Directors as follows:

	Michael J. Castellano			Richard E. Cavanagh			Cynthia L. Egan

	Votes For	Votes Withheld		Votes For	Votes Withheld		Votes For	Votes Withheld
MZA	3,792,975	181,475		3,799,589	174,861		3,806,568	167,882
MYC	18,229,238	712,703		18,218,904	723,037		18,304,079	637,862
MYJ	20,857,384	591,916		20,804,331	644,969		20,774,369	674,931

		Votes Against	Abstain		Votes Against	Abstain		Votes Against	Abstain

MYF	11,747,755	617,874	0	11,868,106	497,523	0	11,889,330	476,299	0

	Robert Fairbairn			R. Glenn Hubbard			Catherine A. Lynch

	Votes For	Votes Withheld		Votes For	Votes Withheld		Votes For	Votes Withheld
MZA	3,799,207	175,243		3,779,605	194,845		3,806,568	167,882
MYC	18,260,594	681,347		18,258,806	683,135		18,304,694	637,247
MYJ	20,786,708	662,592		20,741,068	708,232		20,838,111	611,189

		Votes Against	Abstain		Votes Against	Abstain		Votes Against	Abstain

MYF	11,876,364	489,265	0	11,770,560	595,069	0	11,869,096	496,533	0

	John M. Perlowski			Karen P. Robards			Frank J. Fabozzi(a)

	Votes For	Votes Withheld		Votes For	Votes Withheld		Votes For	Votes Withheld
MZA	3,799,207	175,243		3,806,568	167,882		373	0
MYC	18,265,216	676,725		18,265,444	676,497		1,059	0
MYJ	20,860,805	588,495		20,742,904	706,396		1,800	0

		Votes Against	Abstain		Votes Against	Abstain		Votes Against	Abstain

MYF	11,856,347	509,282	0	11,799,158	566,471	0	594	0	0
	W. Carl Kester(a)

	Votes For	Votes Withheld
MZA	373	0
MYC	1,059	0
MYJ	1,800	0

		Votes Against	Abstain

MYF	594	0	0

(a)	Voted on by holders of preferred shares only.

Fund Certification

The Funds are listed for trading on the NYSE and have filed with the NYSE their annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Funds filed with the SEC the certification of its chief executive officer and chief financial officer required by section 302 of the Sarbanes-Oxley Act.

Dividend Policy

Each Fund’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of distributions, the Funds may at times pay out less than the entire amount of net investment income earned in any particular month/quarter and may at times in any particular month/quarter pay out such accumulated but undistributed income in addition to net investment income earned in that month/quarter. As a result, the distributions paid by the Funds for any particular month/quarter may be more or less than the amount of net investment income earned by the Funds during such month/quarter. The Funds’ current accumulated but undistributed net investment income, if any, is disclosed as accumulated earnings (loss) in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.

74	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Additional Information  (continued)

General Information

The Funds do not make available copies of their Statements of Additional Information because the Funds’ shares are not continuously offered, which means that the Statement of Additional Information of each Fund has not been updated after completion of the respective Fund’s offerings and the information contained in each Fund’s Statement of Additional Information may have become outdated.

Except if noted otherwise herein, there were no changes to the Funds’ charters or by-laws that would delay or prevent a change of control of the Funds that were not approved by the shareholders. Except if noted otherwise herein, there have been no changes in the persons who are primarily responsible for the day-to-day management of the Funds’ portfolios.

In accordance with Section 23(c) of the Investment Company Act of 1940, each Fund may from time to time purchase shares of its common stock in the open market or in private transactions.

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Funds may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

Electronic Delivery

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports by enrolling in the electronic delivery program. Electronic copies of shareholder reports are available on BlackRock’s website.

To enroll in electronic delivery:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisers, banks or brokerages may offer this service.

Householding

The Funds will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 882-0052.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Funds’ Forms N-PORT and N-Q are available on the SEC’s website at sec.gov.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 882-0052; (2) at blackrock.com; and (3) on the SEC’s website at sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at blackrock.com; or by calling (800) 882-0052; and (2) on the SEC’s website at sec.gov.

Availability of Fund Updates

BlackRock will update performance and certain other data for the Funds on a monthly basis on its website in the “Closed-end Funds” section of blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to check the website for updated performance information and the release of other material information about the Funds. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

ADDITIONAL INFORMATION	75

Additional Information  (continued)

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

76	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Glossary of Terms Used in this Report

Portfolio Abbreviations

AGM	Assured Guaranty Municipal Corp.

AMBAC	American Municipal Bond Assurance Corp.

AMT	Alternative Minimum Tax (subject to)

ARB	Airport Revenue Bonds

BAM	Build America Mutual Assurance Co.

BHAC	Berkshire Hathaway Assurance Corp.

CAB	Capital Appreciation Bonds

COP	Certificates of Participation

EDA	Economic Development Authority

ERB	Education Revenue Bonds

FHA	Federal Housing Administration

GARB	General Airport Revenue Bonds

GO	General Obligation Bonds

HFA	Housing Finance Agency

IDA	Industrial Development Authority

IDB	Industrial Development Board

LRB	Lease Revenue Bonds

M/F	Multi-Family

NPFGC	National Public Finance Guarantee Corp.

RB	Revenue Bonds

S/F	Single-Family

GLOSSARY OF TERMS USED IN THIS REPORT	77

Want to know more?

blackrock.com    |    800-882-0052

This report is intended for current holders. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Funds have leveraged their Common Shares, which creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares, and the risk that fluctuations in short-term interest rates may reduce the Common Shares’ yield. Statements and other information herein are as dated and are subject to change.

MY5-7/20-AR

Item 2 –

Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-882-0052, option 4.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Michael Castellano

Frank J. Fabozzi

Catherine A. Lynch

Karen P. Robards

The registrant’s board of directors has determined that Karen P. Robards qualifies as an audit committee financial expert pursuant to Item 3(c)(4) of Form N-CSR.

Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Ms. Robards has been President of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is a member of the audit committee of one publicly held company and a non-profit organization.

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock MuniYield Investment Fund	$34,782	$34,782	$0	$0	$12,700	$13,100	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$1,984,000	$2,050,500

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 Non-audit fees of $1,984,000 and $2,050,500 for the current fiscal year and previous fiscal year, respectively, were paid to the Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of the Fund and of certain other funds sponsored and advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committeed, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End

BlackRock MuniYield Investment Fund	$12,700	$13,100

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Fund and of other funds sponsored or advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and an accounting research tool subscription were:

Current Fiscal Year End	Previous Fiscal Year End

$1,984,000	$2,050,500

These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser, and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item  5  –  Audit Committee of Listed Registrant

(a)

The following individuals are members of the registrant’s separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)):

Michael Castellano

Frank J. Fabozzi

Catherine A. Lynch

Karen P. Robards

(b) Not Applicable

Item  6  –  Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – The board of directors has delegated the voting of proxies for the Fund’s portfolio securities to the Investment Adviser pursuant to the Investment Adviser’s proxy voting guidelines. Under these guidelines, the Investment Adviser will vote proxies related to Fund securities in the best interests of the Fund and its stockholders. From time to time, a vote may present a conflict between the interests of the Fund’s stockholders, on the one hand, and those of the Investment Adviser, or any affiliated person of the Fund or the Investment Adviser, on the other. In such event, provided that the Investment Adviser’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Oversight Committee”) is aware of the real or potential conflict or material non-routine matter and if the Oversight Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Oversight Committee may retain an independent fiduciary to advise the Oversight Committee on how to vote or to cast votes on behalf of the Investment Adviser’s clients. If the Investment Adviser determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Oversight Committee shall determine how to vote the proxy after consulting with the Investment Adviser’s Portfolio Management Group and/or the Investment Adviser’s Legal and Compliance Department and concluding that the vote cast is in its client’s best interest notwithstanding the conflict. A copy of the Fund’s Proxy Voting Policy and Procedures are attached as Exhibit 99.PROXYPOL, a copy of the Fund’s Global Corporate Governance  & Engagement Principles are attached as Exhibit 99.GLOBAL.CORP.GOV and a copy of the Fund’s Corporate Governance and Proxy Voting Guidelines for U.S. Securities are attached as Exhibit 99.US.CORP.GOV. Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, (i) at www.blackrock.com and (ii) on the SEC’s website at http://www.sec.gov.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies

(a)(1) As of the date of filing this Report:

The registrant is managed by a team of investment professionals comprised of Theodore R. Jaeckel, Jr., CFA, Managing Director at BlackRock, Walter O’Connor, CFA, Managing Director at BlackRock and Christian Romaglino, Director at BlackRock. Each is a member of BlackRock’s municipal tax-exempt management group. Each is jointly responsible for the day-to-day management of the registrant’s portfolio, which includes setting the registrant’s overall investment strategy, overseeing the management of the registrant and/or selection of its investments. Messrs. Jaeckel, O’Connor and Romaglino have been members of the registrant’s portfolio management team since 2006, 2006 and 2018, respectively.

Portfolio Manager	Biography

Theodore R. Jaeckel, Jr., CFA	Managing Director of BlackRock since 2006; Managing Director of Merrill Lynch Investment Managers, L.P. (“MLIM”) from 2005 to 2006; Director of MLIM from 1997 to 2005.

Walter O’Connor, CFA	Managing Director of BlackRock since 2006; Managing Director of MLIM from 2003 to 2006; Director of MLIM from 1998 to 2003.

Christian Romaglino

Director of BlackRock since 2017, Portfolio Manager for the Municipal Mutual Fund Desk within BlackRock’s Global Fixed Income Group since 2017; Portfolio Manager of Brown Brothers Harriman from 2007 to 2017.

(a)(2) As of July 31, 2020:

	(ii) Number of Other Accounts Managed and Assets by Account Type			(iii) Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
(i) Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Theodore R. Jaeckel, Jr., CFA	33	0	0	0	0	0
	$27.69 Billion	$0	$0	$0	$0	$0
Walter O’Connor, CFA	29	0	0	0	0	0
	$29.72 Billion	$0	$0	$0	$0	$0
Christian Romaglino	12	0	0	0	0	0
	$5.87 Billion	$0	$0	$0	$0	$0

(iv)    Portfolio Manager Potential Material Conflicts of Interest

 BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, Inc., its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, Inc., or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities.

Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock, Inc.’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock, Inc. or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. It should also be noted that a portfolio manager may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees.    Such portfolio managers may therefore be entitled to receive a portion of any incentive fees earned on such accounts. Currently, the portfolio managers of this Fund are not entitled to receive a portion of incentive fees of other accounts.

 As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock, Inc. has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

(a)(3) As of July 31, 2020:

Portfolio Manager Compensation Overview

The discussion below describes the portfolio managers’ compensation as of July 31, 2020.

 BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

 Base Compensation.   Generally, portfolio managers receive base compensation based on their position with the firm.

 Discretionary Incentive Compensation.   Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Funds and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed income funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. With respect to these portfolio managers, such benchmarks for the Fund and other accounts are: a combination of market-based indices (e.g., Standard & Poor’s Municipal Bond Index), certain customized indices and certain fund industry peer groups.

Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash, deferred BlackRock, Inc. stock awards, and/or deferred cash awards that notionally track the return of certain BlackRock investment products.

Portfolio managers receive their annual discretionary incentive compensation in the form of cash. Portfolio managers whose total compensation is above a specified threshold also receive deferred BlackRock, Inc. stock awards annually as part of their discretionary incentive compensation. Paying a portion of discretionary incentive compensation in the form of deferred BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. In some cases, additional deferred BlackRock, Inc. stock may be granted to certain key employees as part of a long-term incentive award to aid in retention, align interests with long-term shareholders and motivate performance. Deferred BlackRock, Inc. stock awards are generally granted in the form of BlackRock, Inc. restricted stock units that vest pursuant to the terms of the applicable plan and, once vested, settle in BlackRock, Inc. common stock. The portfolio managers of this Fund have deferred BlackRock, Inc. stock awards.

For certain portfolio managers, a portion of the discretionary incentive compensation is also distributed in the form of deferred cash awards that notionally track the returns of select BlackRock investment products they manage, which provides direct alignment of portfolio manager discretionary incentive compensation with investment product results. Deferred cash awards vest ratably over a number of years and, once vested, settle in the form of cash. Only portfolio managers who manage specified products and whose total compensation is above a specified threshold are eligible to participate in the deferred cash award program.

Other Compensation Benefits. In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock, Inc. employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($285,000 for 2020). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock, Inc. contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock, Inc. common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. All of the eligible portfolio managers are eligible to participate in these plans.

(a)(4) Beneficial Ownership of Securities – As of July 31, 2020.

Portfolio Manager	Dollar Range of Equity Securities of the Fund Beneficially Owned
Theodore R. Jaeckel, Jr., CFA	None
Walter O’Connor, CFA	None
Christian Romaglino	None

(b) Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable due to no such purchases during the period covered by this report.

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) – Code of Ethics – See Item 2

(a)(2) – Section 302 Certifications are attached

(a)(3) – Not Applicable

(a)(4) – Not Applicable

(b) – Section 906 Certifications are attached

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock MuniYield Investment Fund

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock MuniYield Investment Fund

Date: October 2, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock MuniYield Investment Fund

Date: October 2, 2020

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock MuniYield Investment Fund

Date: October 2, 2020